                                                                  EXHIBIT 10.31










********************************************************************************

                      TRANSCOASTAL MARINE SERVICES, INC.

                               CREDIT AGREEMENT

                         Dated as of January 13, 1999

                                  $15,000,000

                     BANK ONE, TEXAS, NATIONAL ASSOCIATION


*******************************************************************************

                               TABLE OF CONTENTS



                                                                                                       Page

ARTICLE I

 Definitions...............................................................................................1
 Section 1.1  Definitions .................................................................................1
 Section 1.2  Other Definitional Provisions ..............................................................18
 Section 1.3  Computation of Time Periods ................................................................19

ARTICLE II

 Advances/Letters of Credit ..............................................................................19
 Section 2.1   Commitment ................................................................................19
 Section 2.2   Note ......................................................................................19
 Section 2.3   Repayment of Advances .....................................................................19
 Section 2.4   Interest ..................................................................................19
 Section 2.5   Additional Interest on LIBOR Advances .....................................................20
 Section 2.6   Borrowing Procedure .......................................................................20
 Section 2.7   Conversions and Continuations .............................................................20
 Section 2.8   Use of Proceeds ...........................................................................21
 Section 2.9   Fees ......................................................................................21
 Section 2.10  Reduction or Termination of Commitments ...................................................22
 Section 2.11  Letter of Credit Commitment ...............................................................22
 Section 2.12  Issuance, Amendment and Renewal of Letters of Credit ......................................22
 Section 2.13  Drawings and Reimbursements ...............................................................24
 Section 2.14  Role of the Lender in Letter of Credit Transactions .......................................25
 Section 2.15  Obligations Absolute ......................................................................25
 Section 2.16  Cash Collateral Pledge ....................................................................26
 Section 2.17  Letter of Credit Fees .....................................................................27
 Section 2.18  Uniform Customs and Practice ..............................................................27
 Section 2.19  Co-Borrowers; Joint and Several Liability .................................................27

ARTICLE III

 Payments ................................................................................................31
 Section 3.1   Method of Payment .........................................................................31
 Section 3.2   Prepayment ................................................................................31

 Section 3.3   Taxes......................................................................................32
 Section 3.4   Computation of Interest ...................................................................34

ARTICLE IV

 Yield Protection and Illegality .........................................................................34

                               TABLE OF CONTENTS
                                  (Continued)


                                                                                                       Page
                                                                                                       ----
 Section 4.1   Increased Costs .........................................................................34
 Section 4.2   Limitation on Types of Advances .........................................................34
 Section 4.3   Illegality ..............................................................................35
 Section 4.4   Treatment of Affected Advances ..........................................................35
 Section 4.5   Compensation ............................................................................35
 Section 4.6   Capital Adequacy ........................................................................36

ARTICLE V

 Security ..............................................................................................36
 Section 5.1   Collateral ..............................................................................36
 Section 5.2   Setoff ..................................................................................37

ARTICLE VI

 Conditions Precedent ..................................................................................38
 Section 6.1   Initial Advance .........................................................................38
 Section 6.2   All Advances and Letters of Credit ......................................................39

ARTICLE VII

Representations and Warranties .........................................................................40
 Section 7.1   Corporate Existence .....................................................................40
 Section 7.2   Financial Statements ....................................................................40
 Section 7.3   Corporate Action; No Breach .............................................................41
 Section 7.4   Operation of Business ...................................................................41
 Section 7.5   Litigation and Judgments ................................................................41
 Section 7.6   Rights in Properties; Liens .............................................................41
 Section 7.7   Enforceability ..........................................................................42
 Section 7.8   Approvals ...............................................................................42
 Section 7.9   Debt ....................................................................................42
 Section 7.10  Taxes ...................................................................................42
 Section 7.11  Use of Proceeds; Margin Securities ......................................................42
 Section 7.12  ERISA ...................................................................................43
 Section 7.13  Disclosure ..............................................................................43
 Section 7.14  Subsidiaries ............................................................................43
 Section 7.15  Agreements ..............................................................................43

                               TABLE OF CONTENTS
                                  (Continued)


                                                                                                       Page
                                                                                                       ----
 Section 7.16  Compliance with Laws .....................................................................43
 Section 7.17  Inventory ................................................................................43
 Section 7.18  Investment Company Act ...................................................................43
 Section 7.19  Public Utility Holding Company Act .......................................................43
 Section 7.20  Environmental Matters ....................................................................44
 Section 7.21  Year 2000 Compliance .....................................................................45
 Section 7.22  Insurance ................................................................................46
 Section 7.23  Hedging Agreements .......................................................................46
 Section 7.24  Restriction on Liens .....................................................................46
 Section 7.25  Material Debt Agreements .................................................................46

ARTICLE VIII

 Positive Covenants .....................................................................................47
 Section 8.1   Reporting Requirements ...................................................................47
 Section 8.2   Maintenance of Existence; Conduct of Business ............................................50
 Section 8.3   Maintenance of Properties ................................................................50
 Section 8.4   Taxes and Claims .........................................................................50
 Section 8.5   Insurance ................................................................................50
 Section 8.6   Inspection Rights ........................................................................50
 Section 8.7   Keeping Books and Records ................................................................50
 Section 8.8   Compliance with Laws .....................................................................51
 Section 8.9   Compliance with Agreements ...............................................................51
 Section 8.10  Further Assurances .......................................................................51
 Section 8.11  ERISA ....................................................................................51
 Section 8.12  Year 2000 Compliant ......................................................................51
 Section 8.13  Subsidiary Guaranties and Pledge of Assets ...............................................52
 Section 8.14  Post Closing Matters .....................................................................52

ARTICLE IX

 Negative Covenants .....................................................................................52
 Section 9.1   Debt .....................................................................................52
 Section 9.2   Limitation on Liens ......................................................................53
 Section 9.3   Mergers, Acquisitions, Etc ...............................................................53
 Section 9.4   Restricted Payments ......................................................................54
 Section 9.5   Investments ..............................................................................54

                               TABLE OF CONTENTS
                                  (Continued)


                                                                                                        Page
                                                                                                        ----
 Section 9.6   Limitation on Issuance of Capital Stock .................................................54
 Section 9.7   Transactions With Affiliates ............................................................54
 Section 9.8   Disposition of Assets ...................................................................55
 Section 9.9   Sale and Leaseback ......................................................................55
 Section 9.10  Prepayment of Debt ......................................................................55
 Section 9.11  Nature of Business ......................................................................55
 Section 9.12  Environmental Protection ................................................................55
 Section 9.13  Accounting ..............................................................................55
 Section 9.14  Compliance with ERISA ...................................................................55
 Section 9.15  Proceeds of Note ........................................................................56
 Section 9.16  Negative Pledge Agreements ..............................................................56
 Section 9.17  Hedging Agreements ......................................................................56

ARTICLE X

 Financial Covenants ...................................................................................56
 Section 10.1  Consolidated Tangible Net Worth .........................................................56
 Section 10.2  Capital Expenditures ....................................................................57
 Section 10.3  Total Funded Debt to Capitalization .....................................................57
 Section 10.4  Fixed Charge Coverage Ratio .............................................................57
 Section 10.5  Senior Funded Debt to EBITDA Coverage Ratio .............................................57

ARTICLE XI

 Default ...............................................................................................57
 Section 11.1  Events of Default .......................................................................57
 Section 11.2  Remedies ................................................................................59
 Section 11.3  Performance by the Lender ...............................................................60

ARTICLE XII

 Miscellaneous .........................................................................................60
 Section 12.1  Expenses ................................................................................60
 Section 12.2  Indemnification .........................................................................61
 Section 12.3  Limitation of Liability .................................................................61
 Section 12.4  No Duty .................................................................................61
 Section 12.5  No Fiduciary Relationship ...............................................................62

                               TABLE OF CONTENTS
                                  (Continued)


                                                                                                       Page
                                                                                                       ----
 Section 12.6  Equitable Relief ........................................................................62
 Section 12.7  No Waiver; Cumulative Remedies ..........................................................62
 Section 12.8  Successors and Assigns ..................................................................62
 Section 12.9  Survival ................................................................................63
 Section 12.10 ENTIRE AGREEMENT ........................................................................63
 Section 12.11 Amendments, Etc . .......................................................................63
 Section 12.12 Maximum Interest Rate ...................................................................63
 Section 12.13 Notices .................................................................................64
 Section 12.14 Governing Law; Venue; Service of Process ................................................64
 Section 12.15 Counterparts ............................................................................65
 Section 12.16 Severability ............................................................................65
 Section 12.17 Headings ................................................................................65
 Section 12.18 Non-Application of Chapter 346 of Texas Finance Code ....................................65
 Section 12.19 Construction ............................................................................65
 Section 12.20 Independence of Covenants ...............................................................65
 Section 12.21 JURY WAIVER .............................................................................65
 Section 12.22 Arbitration .............................................................................66
 Section 12.23 Confidentiality .........................................................................66

                               CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of January 13,1999, is among TRANSCOASTAL MARINE SERVICES, INC., a Delaware corporation (the "Parent") and each of the Subsidiaries which is a party hereto (each individually, a "BORROWER", and collectively, the "BORROWERS"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION (the "Lender").

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 DEFINITIONS. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to, both the singular and the plural forms of the terms defined):

               "Accounts" means all accounts receivable of the Borrowers and their Subsidiaries, or any of them.

               "Advance" means an advance of funds by the Lender to any of Borrowers pursuant to Article II.

               "Advance Request Form" means a certificate, in substantially the form of EXHIBIT "A," properly completed and signed by any Borrower requesting an Advance.

               "Affected Advances" shall have the meaning specified in Section 4.4.

               "Affected Type" shall have the meaning specified in Section 4.4.

               "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds 10% or more of any class of voting stock of such Person; or (c) 10% or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Lender be deemed an Affiliate of any Borrower or any of their Subsidiaries.

               "Agreement" means this Credit Agreement, as the same may be amended, supplemented or modified from time to time.

               "Applicable Base Rate Margin" means, for any day, with respect to Base Rate Advances, the marginal interest rate over the Base Rate that is applicable when any Applicable Rate based on the Base Rate is determined under this Agreement.

               "Applicable Lending Office" means the Domestic Lending Office of Lender in the case of an Alternate Base Rate Advance, and Lender's Eurodollar Lending Office in the case of a LIBOR Advance, or such other lending offices as such Lender may from time to time specify to the borrowers.

               "Applicable LIBOR Margin" means, for any day, with respect to LIBOR Advances, the marginal interest rate over the LIBOR Rate that is applicable when any Applicable Rate based on the LIBOR Rate is determined under this Agreement.

               "Applicable Margin" means, for any day, (a) with respect to LIBOR Advances, the marginal interest rate over the LIBOR Rate that is applicable when any Applicable Rate based on the LIBOR Rate is determined under this Agreement, and (b) with respect to Base Rate Advances, the marginal interest rate over the Base Rate that is applicable when any Applicable Rate based on the Base Rate is determined under this Agreement. Absent an increase in the ratio of Senior Funded Debt to EBITDA, the Applicable Margin shall not be less than the LIBOR Rate plus 2.50% from the date hereof through June 30, 1999. Beginning July 1, 1999, the Applicable Margin is subject to adjustment (upwards or downwards, as appropriate), as indicated in the table and text set forth below:



              RATIO OF                    COMMITMENT     APPLICABLE MARGIN  APPLICABLE MARGIN
        SENIOR FUNDED DEBT TO                FEE           FOR LIBOR RATE        FOR BASE
             EBITDA                        (UNUSED)           ADVANCES        RATE ADVANCES
================================          ==========     ================   =================
  Less than or equal to 1.50 to               0.25%           1.75%               0.00%
  1.00

  Greater than 1.50 to 1.00, but              0.25%           2.00%               0.00%
  less than or equal to 1.75 to
  1.00

  Greater than 1.75 to 1.00, but              0.25%           2.25%               0.25%
  less than or equal to 2.00 to
  1.00

  Greater than 2.00 to 1.00 but               .375%           2.50%               0.50%
  less than or equal to 2.25 to
  1.00

  Greater than 2.25 to 1.00 but               0.50%           2.75%               0.50%
  less than or equal to 2.50 to
  1.00

         On June 30, 1999, and on each calendar quarter end thereafter, the Applicable Margin shall be adjusted to reflect the Applicable Margin which is the Applicable Margin prescribed above for the ratio of the Senior Funded Debt to EBITDA of the Parent and its Subsidiaries, on a consolidated basis, for the most recently ended Rolling Period demonstrated by the most recently delivered Compliance Certificate. After each adjustment of the Applicable Margin in accordance herewith, the new Applicable Margin shall apply to all Advances made or outstanding thereafter until the next calendar quarter end that another Applicable Margin is applicable. Upon the request of the Lender, the Borrowers must demonstrate to the reasonable satisfaction of the Administrative Lender the required applicable ratio in order to obtain an adjustment to a lower Applicable Margin. If the Borrowers fail to furnish to the Lender any Compliance Certificate by the date required by this Agreement, then the maximum Applicable Margin shall apply at all times after such date for all Advances made or outstanding after such date until the Borrowers furnish the required Compliance Certificate to the Lender.

               "Applicable Rate" means: (a) during the period that an Advance is a Base Rate Advance, the Base Rate plus the Applicable Base Rate Margin; and (b) during the period that an Advance is a LIBOR Advance, the LIBOR Rate plus the Applicable LIBOR Margin.

               "Assignment" means that certain Assignment of Notes, Liens, Security Interests and Loan Documents of Subordinated Lender in favor of the Lender and Heller of even date herewith.

               "Base Rate" at any time shall mean a fluctuating interest rate per annum as shall be in effect from time to time which shall at all times be equal to the higher of (a) the Federal Funds Rate as in effect from time to time plus 1/2 of 1% per annum and (b) the Prime Rate as in effect from time to time.

               "Base Rate Advances" means Advances that bear interest at rates based upon the Base Rate.

               "Borrower" and "Borrowers" have the meaning specified in the introductory paragraph of this Agreement.

               "Borrowing" means a borrowing hereunder of the same Type made on the same day by the Lender.

               "Borrowing Base" means, at any time, an amount equal to the lesser of (a) the sum of (x) 80% of Eligible Accounts, plus (y) 50% of Eligible Inventory (but not to exceed $2,000,000.00), or (b) $15,000,000, as the same may be reduced pursuant to Section 2.10 or terminated pursuant to Sections 2.10 or 11.2.

               "Borrowing Base Report" means a report described in Section
         8.1 (1).

               "Business Day" means (a) any day of the year except Saturday, Sunday and any day on which commercial banks are authorized or required to close in Houston, Texas, and, (b) if the applicable Business Day relates to any LIBOR Advances, any day which is a Business Day described in clause (a) above and which is also a day on which dealings are carried out in the London interbank Eurodollar market.

               "Capitalization" means the sum of Total Funded Debt plus Net
         Worth.

               "Capital Lease Obligations" means, as to any Person, the capitalized amount, determined in accordance with GAAP, of the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP.

               "Cash Collateral" means Dollars or marketable securities acceptable to the Lender in its sole discretion that have been Cash Collateralized for the benefit of the Lender.

               "Cash Collateralize" means to pledge and deposit as collateral for the Obligations pursuant to documentation in form and substance satisfactory to the Lender (which documents are hereby consented to by the Lender).

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor Federal tax code and the regulations, promulgated and rulings issued thereunder, and any reference to any statutory provision of the Code shall be deemed to be a reference to any successor provision or provisions.

               "Collateral" has the meaning specified in Section 5.1.

               "Commitment" means obligation of the Lender to make Advances and issue Letters of Credit hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of: (a) the Borrowing Base, or (b) $15,000,000, as the same may be reduced pursuant to Section 2.10 or terminated pursuant to Sections 2.10 or 11.2.

               "Compliance Certificate" means the Certificate of Compliance and No Default described or referred to in Section 8.1(c).

               "Consolidated" and "Consolidating" refer to the consolidation of the accounts of the Parent and its Subsidiaries in accordance with GAAP.

               "Consolidated Net Income" means with respect to the Parent and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Parent and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any Person in which the Parent or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Parent and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to the Parent or to a Consolidated Subsidiary, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated

         Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business (net of fees and expenses relating to such transaction); and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or writedowns of assets.

               "Consolidated Subsidiaries" means each Subsidiary of the Parent (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Parent in accordance with GAAP.

               "Consolidated Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a Consolidated balance sheet of the Parent and its Subsidiaries; provided, however, there shall be added thereto the Subordinated Debt and there shall be excluded therefrom: (a) any amount at which shares of capital stock of the Parent appear as an asset on the Parent's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses (except deferred expenses incurred in the ordinary course of business), and (e) all other assets which are properly classified as intangible assets.

               "Continue," "Continuation," and "Continued" shall refer to the continuation pursuant to Section 2.7 of a LIBOR Advance as a LIBOR Advance from one Interest Period to the next Interest Period.

               "Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to Section 2.7 or Article IV of one Type of Advance into another Type of Advance.

               "Debt" of any Person means at any time (without duplication) and whether direct or contingent: (a) obligations for borrowed money which
         (i) are evidenced by bonds, notes, debentures, loan agreements, credit agreements or similar instruments or agreements and (ii) are or should be shown on a balance sheet as debt in accordance with GAAP, (b) obligations to pay the deferred purchase price of property or services, (c) Capital Lease Obligations, (d) Debt or other obligations of others guaranteed, (e) obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (f) reimbursement obligations (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (g) liabilities in respect of unfunded vested benefits under any Plan; (h) Guarantees, and (i) Swap Transactions; provided, however, that Debt shall not include (i) obligations under performance bonds, performance guarantees, surety bonds, appeal bonds, security deposits or similar obligations to the extent incurred in the ordinary course of business;
         (ii) any trade
         payables, other current liabilities and deferred credits (in each case, other than with respect to borrowed money) incurred in the ordinary course of business which are not overdue by more than 90 days unless either (y) such trade payables, current liabilities or deferred credits are being contested in good faith by appropriate proceedings for which adequate reserves have been made in accordance with GAAP (collectively, the "Contested Amounts"), or (z) the aggregate amount of such overdue trade payables, current liabilities and deferred credits (other than Contested Amounts) exceeds $500,000, in which case such excess constitutes "Debt"; or (iii) debt arising from agreements of the Borrowers providing for indemnification, adjustments, or holdback of purchase price or similar obligations, in each case assumed in connection with the acquisition or disposition of any assets, business or subsidiary otherwise permitted hereunder.

               "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

               "Default Rate" means the lesser of (a) the sum of the Base Rate in effect from day to day plus 4%, and (b) the Maximum Rate.

               "Dickson Payment" shall have the meaning specified in Section
         10.1.

               "Dollars" and "$" means lawful money of the United States of America.

               "Domestic Lending Office" means Bank One, Texas, National Association, 910 Travis, Suite 700, Houston, Texas 77002, or such other office of Lender as Lender may from time to time specify to the Borrowers.

               "EBITDA" means, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization, minus all non-cash income (provided that no adjustments shall be made for non-cash items required pursuant to accrual based GAAP accounting) added to Consolidated Net Income in such period.

               "Eligible Accounts" means, at any time, all Accounts created in the ordinary course of business that are acceptable to the Lender using its reasonable business judgment, in which the Lender has a perfected first priority security interest (and subject only to such Liens that are acceptable to the Lender) and which satisfy the following conditions:

                  (a) The account complies with all applicable laws, rules, and regulations, including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z of the Board of Governors of the Federal Reserve System;

                  (b) The account has been billed and has not been outstanding for more than 90 days past the original date of invoice;

                  (c) The account was created in connection with (i) the sale of goods by any Borrower or any domestic Subsidiary in the ordinary course of business and such sale has been consummated and such goods have been shipped and delivered and received by the account debtor, or
         (ii) the performance of services by such Borrower or Subsidiary in the ordinary course of business and the portion of such services billed by such Borrower and its Subsidiaries have been completed and accepted by the account debtor;

                  (d) The account arises from an enforceable contract, the performance of which has been completed by any Borrower or any Subsidiary for the portion billed;

                  (e) The account does not include any progress billings for which billings the services have not been completed and accepted by the account debtor;

                  (f) The account does not arise from the sale of any good that is on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval, consignment, or any other repurchase or return basis;

                  (g) A Borrower or any Subsidiary has good and indefeasible title to the account and the account is not subject to any Lien except Liens in favor of the Lender and subordinated Liens satisfactory to Lender in favor of Subordinated Lender;

                  (h) The account does not arise out of a contract with or order from an account debtor that prohibits or makes void or unenforceable the grant of a security interest by a Borrower or any Subsidiary to the Lender in and to such account;

                  (i) The account is not subject to any setoff, counterclaim, defense, dispute, recoupment, or adjustment other than normal discounts for prompt payment or contra accounts as set forth below;

                  (j) The account debtor is not insolvent or the subject of any bankruptcy or Insolvency Proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs;

                  (k) The account is not evidenced by chattel paper or an instrument;

                  (l) The account debtor has not returned or refused to retain, or otherwise notified a Borrower or any Subsidiary of any dispute concerning, or claimed nonconformity of, any of the goods from the sale of which the account arose;

                  (m) The account is not owed by an employee or Affiliate of any Borrower or any Subsidiary;

                  (n) The account is payable in Dollars by the account debtor (except with respect to foreign accounts that are otherwise Eligible Accounts and are covered by a currency hedge agreement);

                  (o) The account shall be ineligible if the account debtor is domiciled in any country other than the United States of America, unless (x) billed to foreign subsidiaries of U.S. companies satisfactory to Lender (and not to exceed $2,000,000 in the aggregate), (y) insured satisfactory to Lender, or (z) supported by a letter of credit satisfactory to Lender;

                  (p) All accounts owed by any account debtor shall be ineligible if more than 15% of the aggregate balances then outstanding on accounts owed by such account debtor and its subsidiaries to the Borrowers and the Subsidiaries on a consolidated basis have been outstanding for more than 90 days past the dates of their original invoices; notwithstanding the above, however, an exception to this provision is allowed for Royal Dutch/Shell Group, The Williams Companies, Inc., and Chevron Corporation and/or their subsidiaries for which ineligible accounts will be calculated based on specific contracts rather than client totals;

                  (q) If the aggregate balances then outstanding on accounts owed by any account debtor and its subsidiaries to the Borrowers and the Subsidiaries on a consolidated basis constitute more than 25% of the total accounts receivable of the Borrowers and the Subsidiaries on a consolidated basis, then the portion of the accounts owed by such account debtor in excess of the 25% concentration limit shall be ineligible;

                  (r) The account shall be ineligible if the account debtor is the United States of America or any department, agency, or instrumentality thereof subject to the Federal Assignment of Claims Act of 1940, as amended ("FACA"), and the FACA shall not have been complied with; and

                  (s) The account is net of billings in excess of costs, retainage, and bonded jobs.

                  The amount of the Eligible Accounts owed by an account debtor to a Borrower or any Subsidiary shall be reduced by the amount of all "contra accounts," past due credits and other obligations which are owed by such Borrower or any Subsidiary to such account debtor.

                  "Eligible Assignee" means any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) acceptable to the Lender.

                  "Eligible Inventory" means at any time all inventory of work in process then owned by any of the Borrowers and held for sale or disposition in the ordinary course of business, in which the Lender has a perfected, first priority security interest (and subject only to such Liens that are acceptable to the Lender) valued at the lower of cost or market.

                  "Environmental Laws" means any and all applicable foreign, Federal, state, and local laws, regulations, statutes, ordinances, rules, orders, decisions, decrees, judgments, permits, licenses, authorizations and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., the Clean Air Act, 42 U.S.C.
         Section 7401 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as such laws, regulations, statutes, ordinances, rules, orders, decisions, decrees, judgments, permits, licenses, authorizations and requirements may be amended or supplemented from time to time.

                  "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its subsidiaries.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, and the regulations and published interpretations thereunder, as in effect from time to time.

                  "ERISA Affiliate" means any corporation or trade or business (whether or not incorporated) which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as any Borrower or is under common control (within the meaning of
         Section 414(c) of the Code) with any Borrower.

                  "Eurocurrency Liabilities" has the meaning prescribed to such term in Regulation D of the Federal Reserve Board, as in effect from time to time.

                  "Eurodollar Lending Office" means Bank One, Texas, National Association, 910 Travis, Suite 700, Houston, Texas 77002, or such other office of Lender as Lender may from time to time specify to the Borrower.

                  "Event of Default" has the meaning specified in Section 11.1.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average of quotations for such day on such transactions received by the Lender from three Federal Funds brokers of recognized standing selected by it.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any Federal agency or authority of the United States of America from time to time succeeding to its function.

                  "Financing Transaction" means any Swap Transaction that is intended primarily as a borrowing of funds.

                  "Fixed Charge Coverage" means all EBITDA plus all Operating Lease expenses less cash taxes, less cash dividends, divided by the sum of interest expense plus Operating Lease expenses plus contractual principal reductions required during the period of calculation (including the principal component of Capital Lease Obligation payments) plus non-discretionary capital expenditures (not less than $4,000,000 per annum). This ratio shall be calculated on a cumulative quarterly basis beginning January 1, 1999 until such time as four quarters have been reached at December 31, 1999, at which time the covenant shall be calculated on a Rolling Period basis. The first covenant test for the Fixed Charge Coverage ratio will be determined as of March 31, 1999.

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                  "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                  "Government Requirement" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guarantor" means, individually and/or collectively, any Person who executes a Guaranty.

                  "Guaranty" means, individually and/or collectively, the guaranty and/or guaranties executed and/or to be executed from time to time in the future by any and all Subsidiaries of the Parent, any of the Borrowers, or any of their Subsidiaries, in each case, acquired or created after the date hereof, for the benefit of Lender, relating to the Obligations in form satisfactory to Lender, as any of such guaranties, from time to time, may be amended, modified, restated or supplemented.

                  "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

                  "Hedging Agreements" means any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

                  "Heller" means HELLER FINANCIAL LEASING, INC., a Delaware corporation.

                  "Heller Loan Documents" means that certain $35,000,000 promissory note executed by Borrowers payable to the order of Heller of even date herewith in the original principal amount of $35,000,000 and all documents executed in connection with or security for payment of said $35,000,000 note, and whether now or hereafter executed.

                  "Honor Date" has the meaning specified in Section 2.13(a).

                  "Increased Costs" has the meaning specified in Section 4.1.

                  "Insolvency Proceeding" means any insolvency proceeding of the types described in Sections 11.1(d) or (e).

                  "Insufficiency" means, with respect to any Plan, the amount, if any, but which the present value of the accrued benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits, provided that with respect to any offset arrangement between any Plans, the assets of the Plans attributable to such offset arrangement shall be aggregated in determining whether an Insufficiency exists for the Plan to which the offset applies.

                  "Insurance Assignment" means the Assignment of Insurances of HBH, Inc., a Louisiana corporation ("HBH") in favor of the Lender of even date herewith, as the same may be amended, supplemented or modified from time to time.

                  "Intercreditor Agreement" means that certain Intercreditor Agreement of even date herewith by and among Borrowers, Heller and Lender, as the same may be amended, supplemented, or modified from time to time.

                  "Interest Period" means with respect to any LIBOR Advances, each period commencing on the date such Advances are made or Converted from Advances of another Type or, in the case of each subsequent, successive Interest Period applicable to a LIBOR Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the Borrowers may select as provided in Section 2.6 or 2.7 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

                      Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for LIBOR Advances if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day);
         (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than five (5) Interest Periods for LIBOR Advances shall be in effect at the same time; and (d) no Interest Period for LIBOR Advances shall have a duration of less than one month and, if the Interest Period for any LIBOR Advances would otherwise be a shorter period, such Advances shall not be available hereunder.

                  "Lender" has the meaning specified in the first paragraph of this Agreement, and shall include any financial institution which becomes a Lender pursuant to Section 12.8.

                  "Letter of Credit" means any standby letter of credit issued by the Lender for the account of any of the Borrowers pursuant to
         Section 2.11.

                  "Letter of Credit Commitment" means the commitment of the Lender to issue Letters of Credit from the time issued or outstanding under Section 2.11, in an aggregate amount not to exceed on any date the amount of $4,000,000; provided that the Letter of Credit Commitment is a part of the combined Commitments, rather than a separate commitment.

                  "Letter of Credit Liabilities" means, at any time, the aggregate face amount of all outstanding Letters of Credit.

                  "Letter of Credit Request Form" means an Advance Request Form properly completed and signed by the applicable Borrower requesting issuance of a Letter of Credit.

                  "LIBOR Advances" means Advances the interest rates on which are determined on the basis of the LIBOR Rate.

                  "LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the offered rate (rounded upwards, if necessary, to the nearest 1/16 of 1%) for U.S. Dollar deposits of not less than $1,000,000.00 for a period of time equal to each Interest Period as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of each Interest Period of the Notes as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("TELERATE"), page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate. Provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate. "LONDON BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England. Each change in the rate to be charged on the Notes will become effective without notice on the commencement of each Interest Period based upon the Index then in effect. If the Reference Lender is not participating in any LIBOR Advances during any Interest Period therefor (pursuant to Section 4.4 or for any other reason), the LIBOR Rate for such Advances for such Interest Period shall be determined by reference to the amount of the Advances which the Reference Lender would have made had it been participating in such Advances.

                  "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

                  "Loan Documents" means this Agreement and all promissory notes, security agreements, deeds of trust, vessel mortgages, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

                  "Maintenance Capital Expenditures" means all non-discretionary capital expenditures required by Borrowers and their Subsidiaries to maintain their current level of business operations, but not less than $4,000,000 during any Rolling Period.

                  "Material Adverse Effect" means a material adverse effect on any Borrower's and Subsidiary's ability considered as a whole to meet its obligations to the Lender under the Loan Documents or a material adverse effect on the business, operations, assets considered as a whole or financial condition of any of the Borrowers or any of the Subsidiaries considered as a whole.

                  "Maximum Rate" means, at any time and with respect to any Lender, the maximum rate of interest under applicable law that such Lender may charge the Borrowers. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrowers at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the indicated rate ceiling described in, and computed in accordance with Chapter 303 of the Texas Finance Code.

                  "Monthly Date" means the last day of each calendar month in each year, the first of which shall be January 31, 1999; provided, however, that if any such day is not a Business Day, such Monthly Date shall be the next succeeding Business Day.

                  "Multi-employer Plan" means a Multi-employer plan defined as such in Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which any Borrower or any ERISA Affiliate, and more than one employer other than any Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which any Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

                  "Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholder's equity on a consolidated balance sheet of Parent and its Subsidiaries.

                  "Obligated Party" means any Guarantor or any other Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

                  "Obligations" means all obligations, indebtedness, and liabilities of the Borrowers to the Lender, or any of them, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of the Borrowers, or any of them, under this Agreement and the other Loan Documents, obligations under Hedging Agreements of the Borrowers and/or any of the Borrowers' Subsidiaries with the Lender and/or any Affiliate of Lender and/or any of them, whether direct or contingent, and all interest accruing on all of the above and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

                  "Operating Lease" means any lease (other than a lease constituting a Capital Lease Obligation) of real or personal property.

                  "Other Taxes" has the meaning specified in Section 3.3(b).

                  "Payment Date" means the Monthly Date.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

                  "Parent" means TransCoastal Marine Services, Inc., a Delaware corporation.

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, firm or other entity, or a government of any political subdivision or agency, department or instrumentality thereof.

                  "Plan" means any employee benefit plan (other than a Multi-employer Plan) which is (or, in the event that any such plan has been terminated within five years after a transaction described in
         Section 4069 of ERISA, was) maintained for employees of the Borrowers or any ERISA Affiliate and is covered by Title IV of ERISA.

                  "PMSI Property" means any Property of the Borrowers or any Subsidiary (a) now owned which is encumbered by a Permitted Lien in respect of the financing thereof other than in favor of Heller or the Subordinated Lender, or (b) hereafter acquired and encumbered by Liens permitted under Section 9.2(g).

                  "Prime Rate" means, at any time, the rate of interest per annum then most recently established by Bank One, Texas, N.A., as its prime rate, which rate is not necessarily the lowest or best rate that Bank One, Texas, N.A. may at any time and from time to time charge its customers.

                  "Principal Office" means the principal office of the Lender, presently located at 910 Travis Street, 7th Floor, Houston, Harris County, Texas 77002.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Release" means, as to any Person, any material release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.

                  "Remedial Action" means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President or any Executive Vice President or Senior Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall mean the Chief Executive Officer, Executive Vice President, Chief Financial Officer, or the Director of Finance of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Parent.

                  "Revolving Credit Loan" means the Advances made or to be made and the Letters of Credit issued and to be issued by the Lender to or for the benefit of all or any of the Borrowers pursuant to the terms of this Agreement.

                  "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

                  "Rolling Period" shall mean each four-quarter period, ending on the last day of each March, June, September and December.

                  "Security Agreement" means the Security Agreements of the Borrowers and all their Subsidiaries in favor of the Lender, of even date herewith, as the same may be amended, supplemented, or modified.

                  "Security Agreement (Pledge)" means the Security Agreement (Pledge) of the Borrowers owning stock or other equity interests in a Subsidiary in favor of the Lender, of even date herewith, as the same may be amended, supplemented or modified from time to time.

                  "Senior Funded Debt" means all obligations of any and/or all of the Borrowers and their Subsidiaries for borrowed money from Lender and Heller, Capital Lease Obligations, Letters of Credit, Guarantees, and Guaranties.

                  "Ship Mortgage Act" means 46 U.S.C. Sections 31301-31343
         (1994), as amended.

                  "Specific Fixed Collateral" means the undocumented Vessels and other related fixed assets pertaining to both documented and undocumented Vessels described on SCHEDULE "1".

                  "Subordinated Debt" means all Debt of any or all of Borrowers which is subordinated pursuant to a subordination agreement on terms satisfactory to the Lender, in Lender's sole discretion, including, without limitation, the Debt as in effect (without amendment) as of the date hereof, to Subordinated Lender subject to the Subordination Agreement.

                  "Subordinated Lender" means the Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership.

                  "Subordinated Liens" means all Liens in favor of Subordinated Lender that secure Subordinated Debt which are permitted under and covered by the Subordination Agreement.

                  "Subordinated Loan Documents" means the loan documents in favor of and/or payable to the Subordinated Lender (and any successor(s) and/or assign(s)) which are subject to the Subordination Agreement.

                  "Subordination Agreement" means that certain Subordination and Intercreditor Agreement among the Lender, Heller, and Subordinated Lender, of even date herewith, as the same may be amended, supplemented, or modified from time to time.

                  "Subsidiary" means any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by any Borrower, the Parent, or one or more of the Subsidiaries or by any Borrower, the Parent, and one or more of the Subsidiaries.

                  "Swap Transaction" means any interest rate, currency or commodity swap, collar or cap or other similar derivatives-related transaction.

                  "Taxes" has the meaning specified in Section 3.3(a).

                  "Termination Date" means 11:00 A.M. Houston, Texas time on January 12, 2002, or such earlier date and time on which the Commitments terminate as provided in this Agreement.

                  "Termination Event" means (a) the occurrence with respect to any Plan or Multiemployer Plan of a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event," not subject to the provision for 30-day notice to the PBGC), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal by any Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by any Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan or (c) the distribution of a notice of intent to terminate a Plan pursuant to
         Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "Total Funded Debt" means any Debt that by its terms is payable more than one year from the date of origination thereof or which is renewable at the option of the obligor beyond one year from such date of origination.

                  "Type" means any type of Advance (i.e., Base Rate Advance or LIBOR Advance).

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas.

                  "Vessels" means the vessels described on SCHEDULE "2".

                  "Vessel Mortgage" means the First Preferred Fleet Mortgage of HBH in favor of the Lender covering the U.S. flagged and documented Vessels "Missy Ann", "BH-7", "BH-103", "BH-101", and "Danny Boy II," of even date herewith, as the same may be amended, supplemented or modified from time to time.

                  "Withdrawal Liability" has the meaning specified for such term in Part I of Subtitle E of Title V of ERISA.

                  "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, fixtures, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date-sensitive functions before, during and after the year 2000.

         SECTION 1.2 OTHER DEFINITIONAL PROVISIONS. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. The term "including" means "including, without limitation."

         SECTION 1.3 COMPUTATION OF TIME PERIODS. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "until" and "to" each means "to but excluding." Unless otherwise indicated, all references to a particular time are references to Houston, Texas time.

                                   ARTICLE II

                           ADVANCES/LETTERS OF CREDIT

         SECTION 2.1 COMMITMENT. Subject to the terms and conditions of this Agreement, the Lender agrees to make one or more Advances to the Borrowers from time to time from the date hereof to and including the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of the Commitment as then in effect provided that the aggregate amount of all Advances outstanding shall not exceed the Commitment minus the sum of the outstanding Letter of Credit Liabilities. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrowers may borrow, repay, and reborrow hereunder the amount of the Commitment by means of Base Rate Advances and LIBOR Advances and, until the Termination Date, the Borrowers may Convert Advances of one Type into Advances of another Type. Advances of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Advances of such Type.

         SECTION 2.2 NOTE. The obligation of the Borrowers to repay the Lender for Advances made by the Lender and interest thereon shall be evidenced by a Note executed jointly and severally by the Borrowers, payable to the order of the Lender, in the original principal amount of the Commitment as originally in effect, and dated the date hereof.

         SECTION 2.3 REPAYMENT OF ADVANCES. The Borrowers shall repay the unpaid principal amount of all Advances on the Termination Date.

         SECTION 2.4 INTEREST. The unpaid principal amount of the Advances shall bear interest at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Advance shall exceed the Maximum Rate, thereby causing the interest accruing on such Advance to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Advance shall not reduce the rate of interest on such Advance below the Maximum Rate until the aggregate amount of interest accrued on such Advance equals the aggregate amount of interest which would have accrued on such Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances shall be due and payable as follows:

                     (i) in the case of Base Rate Advances or LIBOR Advances, on each Payment Date and on the Termination Date; and

                     (ii) contemporaneously with the payment or prepayment of any Advance or the Conversion of any Advance to an Advance of another Type (but only on the principal amount so paid, prepaid, or Converted).

Notwithstanding the foregoing, the Borrowers will pay to the Lender, interest at the Default Rate on any principal of any Advance made by Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrowers hereunder, under any Loan Document, or under the Note, for the period commencing on the date of an Event of Default until the same is paid in full or all Events of Default are cured or waived.

         SECTION 2.5 ADDITIONAL INTEREST ON LIBOR ADVANCES. If any Lender is required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, and if as a result thereof there is an increase in the cost to the Lender of agreeing to make or making, funding or maintaining LIBOR Advances, then the Borrowers shall from time to time, upon demand by such Lender, pay to the Lender for the account of the Lender additional amounts as additional interest sufficient to compensate the Lender for such increased cost. A certificate as to the basis for such increased cost, in reasonable detail and specifying the amount requested submitted to the Borrowers and the Lender by such Lender shall be conclusive and binding absent manifest error.

         SECTION 2.6 BORROWING PROCEDURE. Any Borrower shall give the Lender notice by means of an Advance Request Form of each requested Advance at least one (1) Business Days before the requested date of each Base Rate Advance, and at least three (3) Business Days before the requested date of each LIBOR Advance, specifying: (a) the requested date of such Advance (which shall be a Business Day), (b) the amount of such Advance, (c) the Type of the Advance, and
(d) in the case of a LIBOR Advance, the duration of the Interest Period for such Advance. The Lender at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of the Lender's right to delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by any Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Lender. Each Advance shall be in a minimum principal amount of $1,000,000 or an integral multiple thereof. The aggregate principal amount of LIBOR Advances having the same Interest Period shall be at least equal to $1,000,000. Subject to fulfillment of all the applicable terms and conditions of this Agreement, the Lender will make each Advance available to the applicable Borrower by depositing the same, in immediately available funds, in an account of the applicable Borrower (designated by the applicable Borrower) maintained with the Lender at the Principal Office. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. on the day which is not less than the number of Business Days specified above for such notice. Each Advance request shall be irrevocable and binding on the Borrowers.

SECTION 2.7 CONVERSIONS AND CONTINUATIONS.

                  (a) The Borrowers shall have the right from time to time to Convert all or part of an Advance of one Type into an Advance of another Type or to Continue LIBOR Advances by giving the Lender written notice at least one
(1) Business Days before Conversion into a Base Rate

Advance, and at least three (3) Business Days before Conversion into or Continuation of a LIBOR Advance, specifying: (i) the Conversion or Continuation date, (ii) the amount of the Advance to be Converted or Continued, (iii) in the case of Conversions, the Type of Advance to be Converted into, and (iv) in the case of a Continuation of or Conversion into a LIBOR Advance, the duration of the Interest Period applicable thereto; provided that (A) LIBOR Advances may only be Converted on the last day of the Interest Period, and (B) except for Conversions into Base Rate Advances, no Conversions shall be made while a Default has occurred and is continuing. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. on the day which is not less than the number of Business Days specified above for such notice.

                  (b) If the Borrowers shall fail to give the Lender the notice as specified above for Continuation or Conversion of a LIBOR Advance prior to the end of the Interest Period with respect thereto, such LIBOR Advance shall be Converted automatically into a Base Rate Advance on the last day of the then current Interest Period for such LIBOR Advance.

                  (c) If the aggregate unpaid principal amount of Advances comprising any Borrowing of LIBOR Advances shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically Convert, on the last day of the then existing Interest Period for such Advances, to Base Rate Advances, unless the Borrowers have selected to continue such Advances as LIBOR Advances by selecting a new Interest Period therefor in accordance with the provisions contained in the definition of "Interest Period" in Section 1.1 commencing on such day and the sum of the outstanding principal amount of such Advances plus the outstanding principal amount of each other Borrowing that is being Converted into or Continued as, LIBOR Advances on such day with the same Interest Period as such Advances is at least $1,000,000.

         SECTION 2.8 USE OF PROCEEDS. The proceeds of Advances shall be used by the Borrowers for working capital in the ordinary course of business and to support the issuance of Letters of Credit issued in the ordinary course of business.

         SECTION 2.9 FEES.

                  (a) The Borrowers jointly and severally agree to pay to the Lender a commitment fee on the daily average unused amount of the Commitment for the period from and including the date of this Agreement to and including the Termination Date, at the percentage rate per annum in the "Commitment Fee (unused)" column of the chart in the Definition of Applicable Margin corresponding to the applicable "Ratio of Senior Funded Debt" to EBITDA column in said chart, based on a 365-day year and the actual number of days elapsed. Accrued commitment fee shall be payable in arrears on each Quarterly Payment Date and on the Termination Date.

                  (b) The Borrowers agree to pay to the Lender a facility fee of $75,000.00 contemporaneously with the execution of this Agreement.

                  (c) The Borrowers jointly and severally agree that if a payment is ten (10) or more days late, Borrowers will pay five percent (5.0%) of the regularly scheduled payment or $25.00, whichever is greater, up to the maximum amount of $1,500.00 per late charge, but in no event shall such late payment fee exceed the Maximum Rate.

         SECTION 2.10 REDUCTION OR TERMINATION OF COMMITMENTS. The Borrowers shall have the right to terminate in whole or reduce in part the unused portion of the Commitments upon at least three (3) Business Days' prior notice (which notice shall be irrevocable) to the Lender specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided that each partial reduction shall be in the amount of $3,000,000 or an integral multiple thereof and the Borrowers shall, jointly and severally, simultaneously prepay the amount by which the unpaid principal amount of the Advances exceeds the Commitments (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Commitments may not be reinstated after they have been terminated or reduced. If at any time the sum of the outstanding principal balance under the Note exceeds the Borrowing Base or the Commitment, then the Borrowers shall immediately (and in any event within three Business Days) prepay the amount of such excess for application toward the reduction of outstanding principal balance of the Note. Such prepayment shall be made together with the payment of accrued interest upon the amount prepaid.

         SECTION 2.11 LETTER OF CREDIT COMMITMENT. Subject to the terms and conditions of this Agreement, the Lender agrees to issue one or more Letters of Credit for the account of the Borrowers from time to time from the date hereof to and including the Termination Date and to honor drafts under the Letters of Credit; provided, however, that the Lender shall not be obligated to issue any Letter of Credit if as of the date of issuance of such Letter of Credit (the "Issuance Date"), the outstanding Letter of Credit Liabilities (taking into account such proposed Letter of Credit) exceeds the lesser of (i) the Letter of Credit Commitment, or (ii) an amount equal to the Commitment minus the sum of the outstanding Advances. Each Letter of Credit shall have an expiration date not to exceed the Termination Date, shall be payable in Dollars, shall have a minimum face amount of $50,000, must support a transaction that is entered into in the ordinary course of the applicable Borrower's business, must otherwise be reasonably satisfactory in form and substance to the Lender, and shall be issued pursuant to such documents and instruments (including, without limitation, the Lender's standard application for issuance of letters of credit as then in effect) as the Lender may require. No Letter of Credit shall require any payment by the Lender to the beneficiary thereunder pursuant to a drawing prior to the one (1) Business Day following presentment of a draft and any related documents to the Lender.

SECTION 2.12 ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.

         (a) Each Letter of Credit shall be issued upon the irrevocable written request of a Borrower received by the Lender at least five (5) Business Days (or such shorter time as the Lender may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be sent by electronic transfer or facsimile, confirmed immediately in an original writing, in the form of a Letter of Credit Request Form, and shall specify in form and detail satisfactory to the Lender: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the conditions permitting a drawing or drawings thereunder; (vi) the form of the Letter of Credit; (vii) whether such Letter of Credit shall permit a single drawing or multiple drawings; and (viii) such other matters as the Lender may reasonably require.

         (b) At least one Business Day prior to the Issuance of any Letter of Credit, the Borrower will confirm with the Lender (by telephone or in writing) that the Lender has received a copy of the Letter of Credit Request from the Borrowers and, if not, the Borrower will provide the Lender with a copy thereof. Unless the Lender has received notice on or before the Business Day immediately preceding the date the Lender is to Issue a requested Letter of Credit from the Borrower (i) directing the Lender not to issue such Letter of Credit because such Issuance is not then permitted under Section 2.11; or (ii) that one or more conditions specified in Article VI, are not then satisfied; then, subject to the terms and conditions hereof, the Lender shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower in accordance with the Lender's usual and customary business practices.

         (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the Lender will, upon the written request of a Borrower received by the Lender at least five (5) Business Days (or such shorter time as the Lender may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by electronic transfer or facsimile, confirmed immediately in an original writing or by electronic transfer, made in the form of a Letter of Credit Request Form and shall specify in form and detail satisfactory to the Lender:
(i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Lender may require. The Lender shall be under no obligation to amend any Letter of Credit if: (A) the Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit.

         (d) While a Letter of Credit is outstanding and prior to the Termination Date, at the option of the Borrowers and upon the written request of the Borrowers received by the Lender at least five (5) days (or such shorter time as the Lender may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Lender shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by electronic transfer or facsimile, confirmed immediately in an original writing or by electronic transfer, in the form of a Letter of Credit Request Form, and shall specify in form and detail reasonably satisfactory to the Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Lender may reasonably require. Notwithstanding any other provision to the contrary, the Lender shall be under no obligation to renew any Letter of Credit if: (A) the Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement, (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit, (C) if the Letter of Credit would be extended past the Termination Date, or (D) if any of the conditions of Section 6.2 have not been satisfied. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Lender that such Letter of Credit shall not be renewed, and if at the time of renewal the Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this Section 2.12(d) upon the request of the Borrowers but the Lender shall not have received any Letter of Credit Request Form from the Borrowers with respect to such renewal or other written direction by the Borrowers with respect thereto, the Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and the Borrowers hereby authorize such renewal, and, accordingly, the Lender shall be deemed to have received a Letter of Credit Request Form from the Borrowers requesting such renewal.

         (e) This Agreement shall control in the event of any conflict with any Letter of Credit related document (other than any Letter of Credit).

         (f) The Borrower will also deliver to the Lender, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

         SECTION 2.13 DRAWINGS AND REIMBURSEMENTS.

         (a) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Lender will promptly notify the Borrowers. Any notice given by the Lender pursuant to this Section 2.13(a) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. The Borrowers shall reimburse the Lender prior to 12 Noon A.M., on each date that any amount is paid by the Lender under any Letter of Credit (each such date, an "HONOR DATE"), in an amount equal to the amount so paid by the Lender. In the event the Borrowers fail to reimburse the Lender for the full amount of any drawing under any Letter of Credit by 12 Noon A.M. on the Honor Date, the Borrowers shall be deemed to have requested that Base Rate Advances be made by the Lender to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Commitment and subject to the conditions set forth in Section 6.2.

         (b) With respect to any unreimbursed drawing that is not converted into Advances consisting of Base Rate Advances to the Borrowers in whole or in part, because of the Borrowers' failure to satisfy the conditions set forth in
Section 6.2 or for any other reason, the Borrowers shall be deemed to have incurred from the Lender a Letter of Credit Advance (herein so called) in the amount of such drawing, which Letter of Credit Advance shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Default Rate for the period from and including the date of such drawing to but excluding the date of the Letter of Credit Advance, together with all accrued, unpaid interest thereon, until paid in full.

         SECTION 2.14 ROLE OF THE LENDER IN LETTER OF CREDIT TRANSACTIONS.

         (a) Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the Lender shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

         (b) No Lender-related Person nor any of the respective correspondents, participants or assignees of the Lender shall be liable for: (i) any action taken or omitted in the absence of gross negligence or willful misconduct; or
(ii) the due execution, effectiveness, validity or enforceability of any Letter of Credit related document.

         (c) The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers' pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Lender-related Person, nor any of the respective correspondents, participants or assignees of the Lender, shall be liable or responsible for any of the matters described in clauses (a) through (g) of Section 2.16; provided, however, anything in such clauses to the contrary notwithstanding, that the Borrowers may have a claim against the Lender, and the Lender may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by the Lender's willful misconduct or gross negligence or the Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         SECTION 2.15 OBLIGATIONS ABSOLUTE. The Obligations of the Borrowers under this Agreement and any Letter of Credit related document to reimburse the Lender for a drawing under a Letter of Credit, and to repay any Letter of Credit Advance and any drawing under a Letter of Credit converted into an Advance, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit related document under all circumstances, including the following:

         (a) any lack of validity or enforceability of this Agreement or any Letter of Credit related document or any provision thereof,

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any or all of the Borrowers in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit related document;

         (c) the existence of any claim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit related documents or any unrelated transaction;

         (d) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

         (e) any payment by the Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

         (f) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of any Borrower in respect of any Letter of Credit; or

         (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or a Guarantor, except for errors and omissions caused by an Lender's gross negligence or willful misconduct.

         SECTION 2.16 CASH COLLATERAL PLEDGE. Upon (a) the request of the Lender, (i) if the Lender has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in a Letter of Credit Advance hereunder, or (ii) if, as of the Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (b) the occurrence of the circumstances described in Section 3.2(b) requiring any Borrower to Cash Collateralize Letters of Credit, then, the Borrowers shall immediately Cash Collateralize the Letter of Credit Liabilities in an amount equal to such Letter of Credit Liabilities. The Borrowers hereby grant the Lender, for the benefit of the Lender, a security interest in all such Cash Collateral. Cash Collateral shall be maintained in blocked, interest-bearing deposit accounts at the Lender. The Borrowers agree to enter into documentation evidencing such security interest in the Cash Collateral, in form and substance satisfactory to Lender in Lender's reasonable discretion.

         SECTION 2.17 LETTER OF CREDIT FEES.

         (a) The Borrowers shall pay to the Lender a floating letter of credit fee with respect to the Letters of Credit equal to the greater of (i) $2,500 or
(ii) the Applicable LIBOR Margin (provided, however, if not available pursuant to the terms hereof, then 2.75%) per annum upon the face amount of outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Lender. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such date to occur after the date hereof, through the Termination Date, with the final payment to be made on the Termination Date (or such later expiration date).

         (b) The Borrowers shall pay to the Lender from time to time on demand the normal and customary issuance, presentation, amendment and other customary processing fees, and other standard costs and charges, of the Lender relating to letters of credit as from time to time in effect.

         SECTION 2.18 UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

         SECTION 2.19 CO-BORROWERS; JOINT AND SEVERAL LIABILITY.

         (a) Each Borrower acknowledges and agrees that it has determined independently that, in light of the conduct of the business of Borrowers as an integrated operation and a common enterprise that requires financing on a basis permitting the availability of credit to each Borrower, it will benefit specifically, directly and materially from the advances of credit contemplated by the Lender's financing and that the value of the consideration it is receiving from the Term Loan made hereunder is reasonably worth at least the sum at which it is taken by such Borrower.

         (b) It is expressly agreed and understood by each Borrower that the Lender shall have no responsibility to inquire into the apportionment, allocation, or disposition of the Advances made to Borrowers. All Advances are to be made for the collective account of Borrowers.

         (c) Each Borrower hereby jointly, severally, irrevocably, and unconditionally guarantees to the Lender the full and prompt payment of each of the obligations under the Loan Documents by each other Borrower and the performance by each other Borrower of such Borrower's obligations hereunder and thereunder and shall fully and promptly perform all of the Obligations and agrees, as a primary obligation, to indemnify the Lender on demand for and against any loss incurred by the Lender as a result of any voidable, unenforceable, or ineffective provision herein or in any of the Loan Documents, for any reason whatsoever, whether or not known to the Lender, or any Person, the amount of such loss being in the amount to which the Lender would otherwise have been entitled to recover from Borrowers. This is a guaranty of payment and of performance and not of collection.

         (d) Each Borrower consents and agrees that the Lender may, at any time and from time to time, without notice or demand, except as otherwise required herein, whether before or after any actual or purported termination, repudiation or revocation of any of the Loan Documents, including this Agreement, by any one or more Borrowers, and without affecting the enforceability or continuing effectiveness hereof as to each Borrower, agree with one or more Borrowers or any other Person, to: (i) supplement, restate, compromise, modify, amend, increase, decrease, extend, discharge, renew, accelerate, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (ii) supplement, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval, or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof; (iv) accept partial payments on the Obligations; (v) receive and hold additional security or guarantees for the Obligations or any part thereof;
(vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of the sale thereof as the Lender in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Obligations or any part thereof; (viii) settle, discharge, release on terms satisfactory to the Lender or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; (ix) consent to the merger, change or any other restructuring or termination of the corporate existence of any Borrower and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations, or (x) take or refrain from taking any other action as the Lender, in its sole and absolute discretion, may elect, or any or some of the foregoing.

         (e) The Lender may enforce this Agreement independently as to each Borrower and Guarantor and independently of any other remedy or security the Lender at any time may have or hold in connection with the Obligations or the Loan Documents, or both, and it shall not be necessary for the Lender to marshal assets in favor of any Borrower or any other Person, or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement. Each Borrower and Guarantor expressly waives any right to require the Lender to marshal assets in favor of any Borrower, any Guarantor or any other Person, or to proceed against any Guarantor, any other Borrower or any collateral provided by any Person, and agrees that the Lender may proceed against any Guarantor, one or more Borrowers or any Collateral in such order as it shall determine in its sole and absolute discretion.

         (f) If any Borrower makes a payment in respect of the Obligations, it shall have the rights of contribution and reimbursement set forth below against the other Borrowers, and shall be indemnified as set forth below; provided that no Borrower shall enforce its rights to any payment by exercising its rights of contribution, reimbursement or indemnification unless and until all the Obligations shall have been paid in fall. Each Borrower waives any right of subrogation, contribution, reimbursement, and other rights of indemnity it may have against any Obligated Party.

         (g) If any Borrower makes a payment in respect of the Obligations that is greater than its Pro Rata Percentage (hereinafter defined) of the Obligations, calculated as of the date such payment is made, the Borrower making such payment shall have the right to receive from each of the other Borrowers, and the other Borrowers jointly and severally agree to pay to such Borrower, when permitted by paragraph (f) above, an amount such that the net payments made by the Borrowers in respect of the Obligations shall be shared among the Borrowers pro rata in proportion to their respective Pro Rata Percentages of the Obligations. The Borrowers hereby jointly and severally indemnify each of the other Borrowers and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Borrower shall ever be required to pay in respect of the Obligations in excess of such Borrower's respective Pro Rata Percentage of the Obligations. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Borrower that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Obligations shall be paid in full. As used herein, the term "PRO RATA PERCENTAGE" shall mean, for each Borrower, the percentage derived by dividing (a) the amount by which the fair saleable value of its assets on December 30, 1998, exceeds its liabilities (such excess for each Borrower, its "Net Worth"), by (b) the Net Worth of all of the Borrowers.

         (h) The Lender may file a separate action or actions against any Borrower, whether such action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower agrees that the Lender and any Responsible Officer of any Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy of this Agreement.

         (i) The Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations that thereafter shall be required to be restored or returned by the Lender, all as though such amount had not been paid. The rights of the Lender created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Obligated Party or any Borrower and whether or not any Obligated Party or any other Borrower shall have any personal liability with respect thereto.

         (j) To the maximum extent permitted by applicable law, each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any other Borrower with respect to the Obligations, (ii) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (iii) the cessation for any cause whatsoever of the liability of any other Borrower (other than by reason of the full payment and performance of all Obligations), (iv) any failure of the Lender to marshal assets in favor of any Borrower or any other Person, (v) any failure of the Lender to give notice of sale or other disposition of Collateral to any Borrower or any other Person, or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (vi) any failure of the Lender to comply with applicable law in connection with the sale or other disposition of any Collateral or other security for any Obligation, including any failure of the Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Obligation, (vii) any act or omission of the Lender or others that directly or indirectly results in or aids the discharge or release of any Borrower, any other Obligated Party, or the Obligations or any security or guaranty therefor by operation of law or otherwise, (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (ix) any failure of the Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (x) the election by the Lender of the application or non-application of Section 1 111(b)(2) of the Federal Bankruptcy Code, (xi) any extension of credit or the grant of any lien under Section 364 of the Federal Bankruptcy Code, (xii) any use of cash collateral under Section 363 of the Federal Bankruptcy Code, (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person,
(xiv) the avoidance of any lien in favor of the Lender for any reason, or (xv) any action taken by the Lender that is authorized by this Agreement or any Loan Document. Until such time, if any, as all of the Obligations have been paid and performed in full and no portion of any commitment of the Lender to any Borrower under any Loan Document remains in effect, no Borrower shall have any right of subrogation, contribution, reimbursement or indemnity, and each Borrower expressly waives any right to enforce any remedy that the Lender may now have or hereafter may have against any other Person, and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by the Lender. Each Borrower expressly waives all presentments, demands for payment or performance, notices of nonpayment, notices of intent to accelerate, notices of acceleration and notices of nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Obligations.

         (k) To the fullest extent permitted by applicable law, each Borrower expressly waives any suretyship defenses to the enforcement of this Agreement or any rights of the Lender created or granted hereby or to the recovery by any such Person including any Guarantor, against any Borrower, or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Borrowers and may preclude Borrowers from obtaining reimbursement or contribution from the other Borrowers. Each Borrower expressly waives any defenses or benefits that may be derived pursuant to or from Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as amended, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under Texas law or other applicable law.

         (l) Each Borrower warrants and agrees that each of the waivers and consents set forth in this Section 2.19 are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Borrower otherwise may have against the other Borrowers, the Lender or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

         (m) Each Borrower represents and warrants to the Lender that (i) such Borrower has established adequate means of obtaining from the other Borrowers on a continuing basis financial and other information pertaining to the business, operations, and condition (financial and otherwise) of the other Borrowers, and their property, and (ii) such Borrower now is and hereafter will be familiar with the business, operations and condition (financial and otherwise) of the other Borrowers, and their property. Each Borrower hereby waives and relinquishes any duty on the part of the Lender to disclose to such Borrower any matter, fact or thing relating to the business, operations or condition (financial or otherwise) of the other Borrowers, or the property of the other Borrowers, whether now or hereafter known by the Lender during the term of this Agreement.

                                  ARTICLE III

                                    PAYMENTS

         SECTION 3.1 METHOD OF PAYMENT. All payments of principal, interest, and other amounts to be made by the Borrowers under this Agreement and the other Loan Documents shall be made to the Lender at 910 Travis, Houston, Texas, 77002, in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 A.M. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrowers shall, at the time of making each such payment, specify to the Lender the sums payable by the Borrowers under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrowers fail to so specify, or if a Default has occurred and is continuing, the Lender, may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and letter of credit and facility fees, as the case may be. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges and fees, provided, however, upon delinquency or other default, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges and fees at its discretion.

         SECTION 3.2 PREPAYMENT. (a) The Borrowers may, upon at least one Business Days' prior notice to the Lender in the case of Base Rate Advances, and at least three (3 ) Business Days' prior notice to the Lender in the case of LIBOR Advances, prepay the Advances in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (i) LIBOR Advances may be prepaid only on the last day of the Interest Period for such Advances and in the event that Borrower makes a prepayment other than on the last day of an Interest Period, Borrowers shall pay all accrued interest on the principal amount prepaid with such prepayment and, on demand, shall reimburse Lender and hold Lender harmless from all losses and expenses incurred by Lender as a result of such prepayment, including, without limitation, any losses and expenses arising from the liquidation or reemployment of deposits acquired to fund or maintain the principal amount prepaid. Such reimbursement shall be calculated as though Lender funded the principal amount prepaid through the purchase of U.S. Dollar deposits in the London, England interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period, whether in fact that is the case or not. Lender's determination of the amount of such reimbursement shall constitute prima facie evidence that such determination is accurate and correct; and (ii) each partial prepayment shall be in the principal amount of $1,000,000 or an integral multiple thereof. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. on the day which is not less than the number of Business Days specified above for such notice.

         (b) If on any date the Letter of Credit Liabilities exceed the Letter of Credit Commitment, the Borrowers shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the aggregate Letter of Credit Commitment. If on any date after giving effect to any Cash Collateral pledged on such date pursuant to the preceding sentence,
(i) the aggregate amount of Advances then outstanding, plus the amount of Letter of Credit Liabilities exceeds (ii) the Commitment, the Borrowers shall immediately (and in any event within three (3) days) upon notice or demand, prepay the outstanding principal amount of Advances by an amount equal to the applicable excess.

         (c) If at any time any of the Borrowers or any Subsidiary sells or otherwise disposes of any of its Specific Fixed Collateral securing the Obligations, the Borrower or Subsidiary involved shall immediately (and in any event within three (3) Business Days) notify the Lender in writing of said event (and that the notice is pursuant to Section 3.2(c)) and pursuant to this
Section 3.2(c) the Lender shall have thirty (30) days to direct the Borrowers (at Lender's election) that: (i) 100% of the net proceeds received shall be applied as a mandatory prepayment on the Note immediately (and in any event within three (3) Business Days) after receipt of notice of the Lender's direction; (ii) the Lender has reduced the Commitment by the amount of said net proceeds; or (iii) the Lender has decided that no mandatory prepayment or Commitment reduction is required as a result thereof. Nothing in this Section 3.2(c) shall be construed as approval for any disposition of Collateral which is expressly prohibited by Section 9.8.

         SECTION 3.3 TAXES.

         (a) All payments by the Borrowers of principal of and interest on the Advances and of all fees and other amounts payable under any Loan Document are payable without deduction for or on account of any present or future taxes, levies, imposts, deductions, charges, fees, duties or withholdings, and all liabilities with respect thereto, excluding in the case of the Lender the following: (i) taxes imposed on such person's income, and franchise taxes imposed on it, by the jurisdiction order which such person is organized or any political subdivision thereof and, in the case of the Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of the Lender's Applicable Lending Office or any political subdivision thereof; (ii) income taxes imposed by the United States of America; and (iii) any taxes imposed by the United States of America by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable, on the date hereof, to payments to be made to the Lender (all such non-excluded taxes, levies, imposes, deductions, changes, fees, duties, withholdings and liabilities being hereinafter referred to as "Taxes"). Except for excluded taxes enumerated above, if any Borrower is required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Note to the Lender, the Borrowers shall pay additional interest or shall make additional payments in such amounts so that every net payment of principal of and interest on the affected Advances and of all other amounts payable by it under any Loan Document, after withholding or deduction for or on account of any such Taxes will not be less than the amount provided for herein or therein.

         (b) Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (the "Other Taxes").

         (c) The Borrowers, to the fullest extent permitted by law, will indemnify the Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.3) paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence or willful misconduct of the Lender, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Lender makes written demand therefor.

         (d) Within 30 days after the date of any payment of Taxes by or at the discretion of the Borrowers, the Borrowers will furnish to the Lender, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. Should the Lender ever receive any refund, credit or deduction from any taxing authority to which the Lender would not be entitled but for the payment by the Borrowers of Taxes as required by this
Section 3.3 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by the Lender in its sole discretion), the Lender thereupon shall repay to the Borrowers an amount with respect to such refund, credit or deduction equal to any net reduction in Taxes actually obtained by the Lender and determined by the Lender to be attributable to such refund, credit or deduction.

         (e) The Lender shall use reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Applicable Lending Office or change the jurisdiction of its Applicable Lending Office, as the case may be, so as to avoid the imposition of any Taxes or Other Taxes or to eliminate the amount of any such additional amounts which may thereafter accrue; provided that no such selection or change of the jurisdiction for its Applicable Lending Office shall be made if, in the reasonable judgment of the Lender, such selection or change would be disadvantageous to the Lender.

         SECTION 3.4 COMPUTATION OF INTEREST. Interest on the LIBOR Advances hereunder shall be computed by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be. All other payments of interest hereunder shall be computed on the per annum basis of a year of 365 or 366 days, as the case may be, and for the actual number of days (including the first day but excluding the last day) elapsed.

                                   ARTICLE IV

                        YIELD PROTECTION AND ILLEGALITY

         SECTION 4.1 INCREASED COSTS. The Borrowers shall, jointly and severally, pay to the Lender from time to time, within 15 days following demand by the Lender such additional amounts as the Lender may determine to be necessary to compensate it for any increased costs incurred by the Lender determines are attributable to its making or maintaining of any LIBOR Advances hereunder or its obligation to make any of such LIBOR Advances hereunder, or any reduction in any amount receivable by the Lender hereunder in respect of any such LIBOR Advances or such obligation other than increased costs described in Section 2.5 or in Section 4.6 (such increases in costs and reductions in amounts receivable being herein called "Increased Costs"), resulting from either (i) the introduction of or any change in or in the interpretation of any law or regulation by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or (ii) the compliance with any guideline or request from any Governmental Authority, central bank or comparable agency (whether or not having the force of law). The Lender will furnish the Borrowers with a certificate, in reasonable detail, setting forth the basis and the amount of such Increased Costs of the Lender. The Borrowers shall reimburse the Lender for such increased cost in accordance with this Section 4.1.

         SECTION 4.2 LIMITATION ON TYPES OF ADVANCES. Anything herein to the contrary notwithstanding, if with respect to any LIBOR Advances for any Interest Period therefor:

         (a) The Lender determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Rate" in Section 1.1 are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Agreement; or

         (b) The Lender determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of "LIBOR Rate" in Section 1.1 on the basis of which the rate of interest for such Advances for such Interest Period is to be determined do not accurately reflect the cost to the Lender of making or maintaining such Advances for such Interest Period;

then the Lender shall give the Borrowers prompt notice thereof specifying the relevant Type of Advances and the relevant amounts or periods, and so long as such condition remains in effect, the Lender shall be under no obligation to make additional Advances of such Type or to Convert

Advances of any other Type into Advances of such Type and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Advances of the affected Type, either prepay such Advances or Convert such Advances into another Type of Advance in accordance with the terms of this Agreement.

         SECTION 4.3. ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for the Lender or its Eurodollar Lending Office to (a) honor its obligation to make LIBOR Advances hereunder or (b) maintain LIBOR Advances hereunder, then the Lender shall promptly notify the Borrowers thereof and the Lender's obligation to make or maintain LIBOR Advances and to Convert other Types of Advances into LIBOR Advances hereunder shall be suspended until such time as the Lender may again make and maintain LIBOR Advances (in which case the provisions of Section 4.4 shall be applicable).

         SECTION 4.4 TREATMENT OF AFFECTED ADVANCES. If the Advances of the Lender of a particular Type (Advances of such Type being hereinafter called "Affected Advances" and such Type being herein called the "Affected Type") are to be Converted pursuant to Section 4.1 or 4.3, the Lender's Affected Advances shall be automatically Converted into Base Rate Advances on the last day(s) of the then current Interest Period(s) for the Affected Advances (or, in the case of a Conversion required by Section 4.1(b) or 4.3, on such earlier date as the Lender may specify to the Borrowers) and, unless and until the Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to such Conversion no longer exist:

         (a) To the extent that the Lender's Affected Advances have been so Converted, all payments and prepayments of principal which would otherwise be applied to the Lender's Affected Advances shall be applied instead to its Base Rate Advances; and

         (b) All Advances which would otherwise be made or Continued by the Lender as Advances of the Affected Type shall be made as or Converted into Base Rate Advances and all Advances of the Lender which would otherwise be Converted into Advances of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Advances.

         SECTION 4.5 COMPENSATION. The Borrowers shall, jointly and severally, pay to the Lender, upon the request of the Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of the Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

         (a) Any payment, prepayment or Conversion of a LIBOR Advance for any reason (including, without limitation, the acceleration of the outstanding Advances pursuant to Section 11.2) on a date other than the last day of an Interest Period for such Advance; or

         (b) Any failure by the Borrowers for any reason (including, without limitation, the failure of any conditions precedent specified in Article VI to be satisfied) to borrow, Convert, or prepay a LIBOR Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for such Advance which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Advance provided for herein over (ii) the interest component of the amount the Lender would have bid in the London interbank market for Dollar deposits of leading banks and amounts comparable to such principal amount and with maturities comparable to such period.

         SECTION 4.6 CAPITAL ADEQUACY. If after the date hereof, the Lender shall have determined that the adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any central bank, comparable agency, or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Lender (or its lending office or parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any central bank, comparable agency, or other Governmental Authority (except to the extent such request or directive arises as a result of the individual credit-worthiness of the Lender), has the effect of increasing the amount of capital required or expected to be maintained as a result of its Commitment hereunder, or has or would have, the effect of reducing the rate of return on the Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which the Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, within 10 Business Days after demand by the Lender, the Borrowers shall, jointly and severally, pay to the Lender such additional amount or amounts as will compensate the Lender (or its parent) for such reduction. A certificate of the Lender, in reasonable detail, claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, absent manifest errors, although the failure to give any such notice shall not diminish any of the Borrowers' obligations to pay such additional amounts, and, the Borrowers shall, jointly and severally, pay such additional amounts as provided herein. In determining such amount or amounts, the Lender may use any reasonable averaging and attribution methods.

                                   ARTICLE V

                                    SECURITY

         SECTION 5.1 COLLATERAL. To secure full and complete payment and performance of the Obligations, the Borrowers shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 5.1 (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):

         (a) HBH shall grant to the Lender a first priority mortgage on the documented Vessels and all of such Vessels' engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances, and whether now owned or hereafter acquired, and all insurance policies and proceeds related thereto, pursuant to the Vessel Mortgages and the Insurance Assignments, respectively.

         (b) The Borrowers owning stock or other ownership interests in Subsidiaries shall grant to the Lender and Heller a first priority pledge of and security interest in all such stock and ownership interests in such Subsidiaries (limited to a 65% interest with respect to Subsidiaries organized in a foreign jurisdiction) and all products and proceeds thereof, pursuant to the Security Agreement (Pledge).

         (c) The Borrowers shall grant to the Lender a first priority security interest in all of its now owned and hereafter acquired inventory, goods and merchandise, wherever located in the United States, in each case which are held for rent, lease or resale, including, without limitation, all raw materials, finished goods, or parts inventory, or other inventory and work-in-process which is sold or delivered to customers under construction contracts for pipeline work, fabrication work, sale or rental/lease products manufactured by any Borrower or otherwise sold/leased in the normal course of business, and all documents of title or other documents representing them, and all proceeds and products thereof (including, but not limited to, all proceeds of insurance with respect thereto, including the proceeds of any casualty insurance), and any lists, information and records prepared or kept in relation to the foregoing, Accounts, accounts receivable (subject to the provisions of the Intercreditor Agreement), Specific Fixed Collateral and all chattel paper, documents, instruments, and general intangibles arising out of or pertaining to the tangible and intangible collateral described in subsections (a) and (b) above and this subsection (c), whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Security Agreement.

         (d) The Borrowers shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements, as the Lender, in its reasonable discretion, deems necessary or desirable to evidence and perfect its liens and security interests in the Collateral.

         SECTION 5.2 SETOFF. If an Event of Default shall have occurred and is continuing, the Lender is hereby authorized at any time and from time to time, without notice to the Borrowers (any such notice being hereby expressly waived by the Borrowers), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of any of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement, the Note, or any other Loan Document, irrespective of whether or not the Lender or such Lender shall have made any demand under this Agreement or the Note or such other Loan Document and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrowers (with a copy to the Lender) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         SECTION, 6.1 INITIAL ADVANCE. The obligation of the Lender to make its initial Advance and to issue any initial Letter of Credit is subject to the condition precedent that the Lender shall have completed its due diligence, which due diligence shall have been satisfactory to Lender in Lender's reasonable discretion and the Lender shall have received on or before the day of such Advance all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Lender:

         (a) Resolutions. Resolutions of the Board of Directors of the Borrowers and the Guarantors certified by such Person's Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such Person of this Agreement and the other Loan Documents to which any Borrower or Subsidiary is to be a party;

         (b) Incumbency Certificate. A certificate of incumbency for each of the Borrowers and the Guarantors certified by the Secretary or an Assistant Secretary of such Person certifying the names of the officers of such Person authorized to sign this Agreement and each of the other Loan Documents to which the Borrower or Subsidiary is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers;

         (c) Articles of Incorporation. The articles of incorporation (or other applicable organizational documents) of each of the Borrowers and the Guarantors certified by the Secretary of State of the state of incorporation (or organization) of such Person and dated within 30 days prior to the date of the initial advance;

         (d) Bylaws. The bylaws (as applicable) of each of the Borrowers and the Guarantors certified by the Secretary or an Assistant Secretary of such Person;

         (e) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation (or organization) of each of the Borrowers and the Guarantors as to the existence and good standing of such Person, each dated within 30 days prior to the date of the initial Advance;

         (f) Note. The Note executed by the Borrowers;

         (g) Vessel Mortgages. A Vessel Mortgage executed by each Borrower owning a Vessel;

         (h) Security Agreement. The Security Agreement executed by the
Borrowers;

         (i) Assignments of Insurances. Assignments of Insurances executed by each Borrower owning a Vessel;

         (j) Pledge Agreement. The Pledge Agreement executed by each Borrower owning stock in a Subsidiary;

         (k) Financing Statements. Uniform Commercial Code financing statements executed by the Borrowers and covering the Collateral;

         (l) Landlord and Mortgagee Waivers. Landlord and mortgagee waivers executed by the landlords and mortgagees required by Lender;

         (m) Intercreditor Agreement. The Intercreditor Agreement executed by each Person which is to be a party thereto;

         (n) Subordination Agreement. The Subordination Agreement executed by each Person which is to be a party thereto;

         (o) Assignment. The Assignment executed by the Subordinated Lender;

         (p) Insurance Policies. Copies of all insurance policies required by
Section 8.5, together with loss payable endorsements in favor of the Lender with respect to all insurance policies covering Collateral;

         (q) UCC Searches. The results of Uniform Commercial Code searches showing all financing statements and other documents or instruments on file against the Borrowers in the offices of the Secretary of State of Texas, Louisiana, California, Alabama, and Mississippi, such searches to be as of a date no more than 30 days prior to the date of the initial Advance;

         (r) Opinions of Counsels. Favorable opinions of Vinson & Elkins, Phelps Dunbar L.L.C., and such other legal counsel to the Borrowers and the Guarantors as required and approved by the Lender, as to all such matters as the Lender and the Lender's counsel, Winstead Sechrest & Minick P.C., may reasonably request;

          (s) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including attorneys' fees) referred to in Section 12.1, to the extent incurred, shall have been paid in full by the Borrowers;

         (t) Preferred Mortgages. The Lender shall have been furnished evidence of proper perfection of the Vessel Mortgage on the Vessels and that such Vessel Mortgage is a priority and subject only to such Liens as are acceptable to the Lender in its sole discretion.

          SECTION 6.2 ALL ADVANCES AND LETTERS OF CREDIT. Unless waived in writing by the Lender, the obligation of the Lender to make any Advance (including the initial Advance) and the Lender to issue, amend, or renew any Letter of Credit (including any initial Letter of Credit) is subject to the following additional conditions precedent:

         (a) Advance Request Form/Letter of Credit Request Form. Unless waived in writing by the Lender, the Lender shall have received, in connection with any requested Advance in accordance with Section 2.6, an Advance Request Form, dated the date of such Advance, executed by an authorized officer of the Borrowers, and the Lender shall have received, in connection with any requested Letter of Credit, a Letter of Credit Request Form, in accordance with Section 2.12, executed by an authorized officer of the Borrowers;

         (b) No Default. No Default shall have occurred and be continuing, or would result from such Advance;

         (c) Representations and Warranties. All of the representations and warranties contained in Article VII hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date;

         (d) No Material Adverse Change. No Material Adverse Effect shall have occurred since October 31, 1998.

         (e) Guaranties. The Lender shall have received a guaranty executed by each guarantor that is required to execute such guaranty, together with all Loan Documents, all as contemplated and required by Section 8.13.

         (f) Additional Documentation. The Lender shall have received such additional approvals, opinions, or documents as the Lender or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                  ARTICLE VII

                         REPRESENTATIONS and WARRANTIES

         To induce the Lender to enter into this Agreement, each Borrower represents and warrants to the Lender that:

         SECTION 7.1 CORPORATE EXISTENCE. Each Borrower and each Subsidiary (a) is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to be so qualified would have a Material Adverse Effect. Each Borrower has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

         SECTION 7.2 FINANCIAL STATEMENTS. The Parent has delivered to the Lender audited Consolidated financial statements of the Parent and its Consolidated Subsidiaries as at and for the fiscal year ended December 31,1997, and unaudited Consolidated financial statements of Parent and its Consolidated Subsidiaries for the ten-month period ended October 31, 1998 subject to normal year end adjustments with respect to the unaudited interim statements and the absence of notes in the interim statements. Such financial statements are true and correct in all material respects, have been prepared in accordance with GAAP, and fairly present, on a Consolidated basis, the financial condition of the Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Parent nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements or otherwise disclosed in writing to Lender. As of the date of this Agreement, there has been no material adverse change in the business, condition (financial or otherwise), operations, or properties of Borrowers and their Subsidiaries taken as a whole since the effective date of the most recent financial statements referred to in this Section.

          SECTION 7.3 CORPORATE ACTION: NO BREACH. The execution, delivery, and performance by the Borrowers of this Agreement and the other Loan Documents to which the Borrowers are or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Borrowers and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or other organizational documents, as applicable, or bylaws of the Borrowers or any of their Subsidiaries, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which the Borrowers or any of their Subsidiaries is a party or by which any of them or any of their property is bound or subject, which in the case of (ii) or (iii) could reasonably be expected to have a Material Adverse Effect or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article
V) upon any of assets of the Borrowers or any of their Subsidiaries.

          SECTION 7.4 OPERATION OF BUSINESS. The Borrowers and each of their Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, except where the failure to possess the same could not reasonably be expected to have a Material Adverse Effect.

          SECTION 7.5 LITIGATION AND JUDGMENTS. Except as disclosed on SCHEDULE 7.5, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of the Borrowers, threatened against or affecting any Borrower or any Subsidiary, that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against any Borrower or any Subsidiary.

          SECTION 7.6 RIGHTS IN PROPERTIES: LIENS. (a) The Borrowers and each Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 7.2, and none of the properties, assets, or leasehold interests of any Borrower or any Subsidiary is subject to any Lien, except as permitted by Section 9.2.

         (b) All leases and agreements necessary for the conduct of the business of the Borrowers and their Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which could reasonably be expected to have a Material Adverse Effect.

         (c) The rights, Collateral and other Property presently owned, leased or licensed by the Borrowers and their Subsidiaries including, without limitation, all easements and rights of way, include all rights, Collateral and other Property necessary to permit the Borrowers and their Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date hereof.

         (d) Except as set forth on SCHEDULE 7.6(d) all of the Property and Collateral of the Borrowers and their Subsidiaries which are reasonably necessary for the operation of their businesses are in good working condition reasonable wear and tear excepted and are maintained in accordance with prudent business standards.

         SECTION 7.7 ENFORCEABILITY. This Agreement constitutes, and the other Loan Documents to which any Borrower is party, when delivered, shall constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

         SECTION 7.8 APPROVALS. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by any of the Borrowers of this Agreement and the other Loan Documents to which any of the Borrowers is or may become a party or for the validity or enforceability thereof.

         SECTION 7.9 DEBT. The Borrowers and their Subsidiaries have no Debt, except as disclosed on SCHEDULE 7.9.

         SECTION 7.10 Taxes. The Borrowers and each Subsidiary have filed all tax returns (Federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable. Except as set forth in
SCHEDULE 7.10, the Borrowers know of no pending investigation of any Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of any Borrower or any Subsidiary the assessment of which could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.11 USE OF PROCEEDS; MARGIN SECURITIES. The proceeds of the Note shall be used for general corporate working capital and to support the issuance of Letters of Credit issued in the ordinary course of business. Neither any Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. The Borrowers jointly and severally represent and warrant that no portion of any Advance or loan made hereunder shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by any affiliate of Bank One Corporation during the underwriting period and for 30 days thereafter.

         SECTION 7.12 ERISA. Each Borrower and each domestic Subsidiary is in compliance in all material respects with all applicable provisions of ERISA. No Termination Event has occurred or, to the knowledge of Parent, is reasonably expected to occur with respect to any Plan. Neither any Borrower nor any ERISA Affiliate has received any notification (or has knowledge of any reason to expect) that any Multi-employer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA.

         SECTION 7.13 DISCLOSURE. No statement, information, report, representation, or warranty made by any Borrower in this Agreement or in any other Loan Document or furnished to the Lender in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading.

         SECTION 7.14 SUBSIDIARIES. The Borrowers have no Subsidiaries other than those listed on SCHEDULE 7.14, and SCHEDULE 7.14 sets forth the jurisdiction of incorporation of each Subsidiary and the percentage of each Borrower's ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

         SECTION 7.15 AGREEMENTS. Neither any Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in this Agreement or any agreement or instrument material to its business to which it is a party.

         SECTION 7.16 COMPLIANCE WITH LAWS. Neither any Borrower nor any Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

         SECTION 7.17 INVENTORY. All inventory of each Borrower has been and will hereafter be produced in compliance with all applicable laws, rules, regulations, and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. Sections 201-219), and the regulations promulgated thereunder.

         SECTION 7.18 INVESTMENT COMPANY ACT. Neither any Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 7.19 PUBLIC UTILITY HOLDING COMPANY ACT. Neither any Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an

"affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 7.20 ENVIRONMENTAL MATTERS. Except as disclosed on SCHEDULE 7.20:

          (a) Each Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws applicable to such Person, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. No Borrower is aware of, nor has any Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which would interfere with or prevent the compliance or continued compliance of the Borrower and the Subsidiaries with all Environmental Laws applicable to such Person, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect;

          (b) Each Borrower and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and each Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits, except where the failure to obtain or be in compliance could not reasonably be expected to have a Material Adverse Effect;

          (c) No Hazardous Materials exist on, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of any Borrower or any Subsidiary, except in compliance with all Environmental Laws applicable to such Person. The use which the Borrowers and their Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets in violation of any Environmental Law applicable to such Person;

          (d) Neither any Borrower nor any of their Subsidiaries nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any applicable Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with applicable Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

          (e) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrowers or any of their Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities that in the aggregate could reasonably be expected to have a Material Adverse Effect;

          (f) Neither any Borrower nor any of its Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state law. The Borrowers and their Subsidiaries are in compliance with all applicable financial responsibility requirements of all applicable Environmental Laws, except where the failure to be in compliance could reasonably be expected to have a Material Adverse Effect;

         (g) Neither any Borrower nor any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and

         (h) No Lien arising under any Environmental Law has attached to any property or revenues of any Borrower or its Subsidiaries.

         SECTION 7.21 YEAR 2000 COMPLIANCE. As of the date of any request for an Advance or issuance of a Letter of Credit under this Agreement, as of the date of any renewal, extension, amendment, rearrangement, increase, and/or modification of this Agreement, and at all times this Agreement or the Lender's commitment to make Advances or issue Letters of Credit under this Agreement is outstanding:

         (a) To Parent's knowledge after due inquiry, all devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology jointly and severally the "Systems") used by Borrowers to carry on their businesses as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of Borrowers' business operations. For purposes of these provisions, "Year 2000 Compliant" means that such Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

         (b) Borrowers have: (1) undertaken a detailed inventory, review, and assessment of all areas within their businesses and operations that could be adversely affected by the failure of Borrowers to be Year 2000 Compliant on a timely basis; (2) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis, and (3) to date, implemented that plan in accordance with that timetable in all material respects.

         (c) Borrowers have made written inquiry of each of its key suppliers, vendors, and customers, and is undertaking to obtain in writing confirmations from all such persons as to whether such persons have initiated programs to become Year 2000 Compliant and on the basis of such confirmations, Borrowers reasonably believe that all such persons will be or become so compliant. For purposes hereof, "key suppliers, vendors, and customers" refers to those suppliers, vendors, and customers of Borrowers whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of any of the Borrowers. For purposes of this paragraph, Lender confirms to Borrowers that Lender has initiated its own corporate-wide Year 2000 program with respect to its lending activities.

         (d) The fair market value of all real and personal property pledged to the Lender as Collateral to secure the Advances hereunder is not and shall not be less than currently anticipated or subject to substantial deterioration in value because of the failure of such Collateral to be Year 2000 Compliant.

         SECTION 7.22 INSURANCE. Schedule 7.22 contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Borrowers and each Subsidiary. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Borrowers or any Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrowers and each Subsidiary; will remain in full force and effect through the respective dates set forth in SCHEDULE 7.22 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. None of the Borrowers nor any Subsidiary has been refused any insurance with respect to its Property or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

         SECTION 7.23 HEDGING AGREEMENTS. SCHEDULE 7.23 sets forth, as of the date hereof, a true and complete list of all Hedging Agreements, Financing Transactions and Swap Transactions (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Borrowers and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement.

         SECTION 7.24 RESTRICTION ON LIENS. Except as set forth on SCHEDULE 9.2, in the Subordinated Loan Documents, and in the Heller Loan Documents, none of the Borrowers nor any of the Subsidiaries is a party to any agreement or arrangement (other than this Agreement and the other Loan Documents), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective Property or Collateral.

         SECTION 7.25 MATERIAL DEBT AGREEMENTS. Set forth on SCHEDULE 7.25 hereto is a complete and correct list of all material agreements, leases, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, joint venture agreements, and other instruments in effect or to be in effect following the date hereof (other than Hedging Agreements) providing for, evidencing, or otherwise relating to any Debt of any of the Borrowers or any of the Subsidiaries, and all obligations of any of the Borrowers or any of the Subsidiaries to issuers of surety or appeal bonds issued for account of any of the Borrowers or any such Subsidiary, and such list correctly sets forth the names of the debtor or lessee and creditor or lessor with respect to the Debt or lease obligations outstanding or to be outstanding and the property subject to any Lien securing such Debt or lease obligation.

                                  ARTICLE VIII

                               POSITIVE COVENANTS

         Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, the Borrowers will perform and observe the following positive covenants:

         SECTION 8.1 REPORTING REQUIREMENTS. The Borrowers will furnish to the
Lender:

         (a) Annual Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal year of the Parent, the audited consolidated and unaudited consolidating statements of income, stockholders' equity, changes in financial position and cash flow of the Parent and its Consolidated Subsidiaries for such fiscal year, and the related audited consolidated and unaudited consolidating balance sheets of the Parent and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related unqualified opinion of independent public accountants of recognized national standing acceptable to the Lender which opinion shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Parent and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception; and, in addition thereto, as soon as available in any event within sixty (60) after the end of each fiscal year of the Parent, pro forma projections in form and substance satisfactory to the Lender for the ensuing five (5) year period on a year-by-year basis, including, without limitation, the consolidated and consolidating statements of income and cash flow of the Parent and its Consolidated Subsidiaries for such periods, and the related consolidated and consolidating balance sheets of the Parent and its Consolidated Subsidiaries for such period, and the estimated capital expenditures for such periods.

         (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Parent, consolidated and consolidating statements of income, stockholders' equity, changes in financial position and cash flow of the Parent and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Parent and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments);

         (c) Certificate of Compliance and No Default. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), a certificate of a Responsible Officer (i) stating that a review of the activities of the Borrowers has been made under his supervision with a view to determining whether the Borrowers have fulfilled all of their obligations under this Agreement, the other Loan Documents, and the Note; (ii) stating that the Borrowers have fulfilled their obligations under such instruments and that all representations and warranties made herein continue to be true and correct in all material respects (or specifying the nature of any change); (iii) to the extent requested from time-to-time by the Lender, specifically affirming compliance of the Borrowers with any of their representations or obligations under such instruments; (iv) containing or accompanied by such financial or other details, information and material as the Lender may reasonably request to evidence such compliance; (v) stating that to the best of such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto, and (vi) showing in reasonable detail the calculations demonstrating compliance with Article X;

         (d) Management Letters. Promptly upon receipt thereof, a copy of any management letter or written report submitted to any Borrower or any Subsidiary by independent certified public accountants;

         (e) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Borrower or any Subsidiary which, if determined adversely to any Borrower or such Subsidiary, could have a Material Adverse Effect;

         (f) Notice of Default. As soon as possible and in any event within five Business bays after the occurrence of each Default, a written notice setting forth the details of such Default and the action that the Borrowers have taken and propose to take with respect thereto;

         (g) ERISA Reports. As soon as possible and in any event (i) within five (5) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred and
(B) within five (5) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any other Termination Event with respect to any Plan, has occurred or is reasonably expected to occur, a statement of the chief financial officer of the applicable Borrower describing such Termination Event and the action, if any, which such Borrower or such ERISA Affiliate has taken and proposes to take with respect thereto; (ii) promptly and in any event within five (5) Business Days after receipt thereof by any Borrower or any ERISA Affiliate, copies of each notice received by such Borrower or any ERISA Affiliate from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan; and (iii) promptly and in any event within five (5) Business Days after receipt thereof by any Borrower or any ERISA

'



Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by such Borrower or any ERISA Affiliate;

         (h) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any material statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Lender pursuant to any other clause of this Section;

         (i) Notice of Material Adverse Change. As soon as possible and in any event within five days after the occurrence thereof, written notice of any matter that could have a Material Adverse Effect;

         (j) Proxy Statements, Etc. Promptly upon its becoming available, one copy of each financial statement, report, notice, or final proxy statement sent by any Borrower to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by any Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which any Borrower is a party. For purposes of these provisions, "GOVERNMENTAL AUTHORITY" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental entity having or asserting jurisdiction over any Borrower or any of its business, operations or properties;

         (k) General Information. Promptly, such other information concerning any Borrower or any Subsidiary as the Lender may from time to time reasonably request;

         (l) Borrowing Base Report. As soon as available, and in any event within 30 days after the end of each calendar month, a Borrowing Base Report, in substantially the form of EXHIBIT "B" hereto, certified by the Responsible Officer of the Borrowers;

         (m) Accounts Receivable Aging Reports. As soon as available, and in any event within thirty (30) days after the end of each calendar month, an accounts receivable aging report in form and detail satisfactory to the Lender showing all accounts receivable of the Borrowers and the Subsidiaries divided into domestic and international categories and aged in thirty-day intervals; and

         (n) Back Log Report. As soon as available, and in any event within thirty (30) days after the end of each calendar month, a Back Log Report in form and detail satisfactory to the Lender showing all items back logged of the Borrowers and the Subsidiaries divided into domestic and international categories.

         (o) Jobs in Progress Report. As soon as available, and in any event within thirty (30) days after the end of each calendar month, a Job in Progress Report in form and detail satisfactory to the Lender showing all jobs in progress of the Borrowers and the Subsidiaries divided into domestic and international categories.

         SECTION 8.2 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. The Borrowers will preserve and maintain, and will cause each Subsidiary to preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. The Borrowers will conduct, and will cause each Subsidiary to conduct, its business in an orderly and efficient manner in accordance with good business practices.

         SECTION 8.3 MAINTENANCE OF PROPERTIES. The Borrowers will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, reasonable wear and tear excepted.

         SECTION 8.4 TAXES AND CLAIMS. The Borrowers will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither any Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established in accordance with GAAP.

         SECTION 8.5 INSURANCE. Each Borrower will maintain, and will cause each of the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrowers and the Subsidiaries operate, provided that in any event each Borrower will maintain and cause each Subsidiary to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, products liability insurance, and business interruption insurance reasonably satisfactory to the Lender. Notwithstanding the foregoing, each Borrower shall maintain insurance on all Collateral in amounts, containing terms, and issued by insurance companies satisfactory to Lender. Each insurance policy covering Specific Fixed Collateral, all Vessels, and all inventory owned by all and/or any of the Borrowers shall name the Lender as loss payee and additional insured and shall provide that such policy will not be canceled or reduced without 30 days' prior written notice to the Lender.

         SECTION 8.6 INSPECTION RIGHTS. During normal business hours, from time to time, the Borrowers will permit, and will cause each Subsidiary to permit, representatives of the Lender to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its Responsible Officers and independent certified public accountants.

         SECTION 8.7 KEEPING BOOKS AND RECORDS. Each Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account entries in conformity with GAAP.

         SECTION 8.8 COMPLIANCE WITH LAWS. Each Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator including, without limitation, all applicable Environmental Laws.

         SECTION 8.9 COMPLIANCE WITH AGREEMENTS. Each Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         SECTION 8.10 FURTHER ASSURANCES. Each Borrower will, and will cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of Lender in the Collateral.

         SECTION 8.11 ERISA. Each Borrower will comply, and will cause each Subsidiary (other than Subsidiaries organized in jurisdictions outside of the United States and its territories) to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

         SECTION 8.12 YEAR 2000 COMPLIANT. Borrowers covenant and agree with the Lender that, while any of the Obligations are outstanding or Lender has any Commitment hereunder, Borrowers will:

         (a) Furnish such additional information, statements and other reports with respect to Borrowers' activities, course of action and progress towards becoming Year 2000 Compliant as the Lender may request from time to time.

         (b) In the event of any change in circumstances that causes or will likely cause any of Borrowers' representations and warranties with respect to its being or becoming Year 2000 Compliant to no longer be true (hereinafter, referred to as a "Change in Circumstances") then Borrowers shall promptly, and in any event within ten (10) days of receipt of information regarding a Change in Circumstances, provide the Lender with written notice (the "Notice") that describes in reasonable detail the Change in Circumstances and how such Change in Circumstances caused or will likely cause Borrowers' representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true. Borrowers shall, within ten (10) days of a request, also provide the Lender with any additional information the Lender requests of Borrowers in connection with the Notice and/or a Change in Circumstances.

         (c) Upon reasonable notice, give any representative of the Lender access during all reasonable business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrowers and relating to their affairs, and to inspect any of the properties and Systems of Borrowers, and to project test the Systems to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of the Lender.

         SECTION 8.13 SUBSIDIARY GUARANTIES AND PLEDGE OF ASSETS. Within thirty (30) days after the acquisition or formation of any Subsidiary of any of the Borrowers permitted under the terms of this Agreement, the Borrowers shall cause such new Subsidiary to execute and deliver to Lender a Guaranty, and Loan Documents pledging Bank One Accounts, Bank One Inventory and Bank One Stock (as each such term is defined in the Intercreditor Agreement) to the Lender as may be designated by Lender not inconsistent with the Intercreditor Agreement; together with such resolutions, certificates and opinions regarding the authorization and binding effect of such Guaranty and such Loan Documents as the Lender may reasonably require.

         SECTION 8.14 POST CLOSING MATTERS. The Borrowers will promptly, and in any event within 90 days from the date hereof provide at the Borrowers' expense, and in each case satisfactory to the Lender in its sole discretion:

         (a) with respect to Specific Fixed Collateral and all inventory owned by any and/or all of the Borrowers:

             (i) landlord and mortgagee subordinations and waivers covering all applicable real estate; and

             (ii) vessel owner and vessel mortgagee subordinations and waivers covering all applicable vessels;

         (b) amendments and supplements to the Pledge Agreement referred to in
Section 6.1(j) and the Bailment Agreement of even date herewith executed in connection with said Pledge Agreement together with all stock certificates of all stock (except for stock of foreign Subsidiaries which shall only consist of 65% of each such foreign Subsidiary's stock) owned by each Borrower owning stock in a Subsidiary, together with all stock certificates, stock powers, and financing statements and financing statement amendments related thereto; and

         (c) a favorable opinion of Phelps Dunbar L.L.C.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

         Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, the Borrowers will perform and observe the following negative covenants:

         SECTION 9.1 DEBT. The Borrowers will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

         (a) Debt to the Lender pursuant to the Loan Documents;

         (b) Existing Debt described on SCHEDULE 7.9;

         (c) Purchase money obligations incurred in the ordinary course of business not to exceed an aggregate amount for all Borrowers and their Subsidiaries of $5,000,000 in the aggregate at any time;

         (d) The $35,000,000 Debt evidenced by the Heller Loan Documents;

         (e) Swap Transactions (other than Financing Transactions) pursuant to hedging Agreements with Lender or its affiliates; and

         (f) Subordinated Debt in favor of the Subordinated Lender not to exceed $20,000,000.

          SECTION 9.2 LIMITATION ON LIENS. The Borrowers will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:

         (a) Liens disclosed on SCHEDULE 9.2;

         (b) Liens in favor of the Lender;

         (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of any Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

         (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

         (e) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business;

         (f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business; and

         (g) Liens to secure purchase money indebtedness permitted under 9.1(c) provided such Liens are placed within 30 days of the incurrence of such debt.

          SECTION 9.3 MERGERS, ACQUISITIONS, ETC. None of Parent, any other Borrower, nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person, or wind-up, dissolve, or liquidate itself; provided, however. if (i) the Parent gives at least thirty (30) days' prior written notice to the Lender and (ii) no Default or Event of Default has occurred or is continuing or will result from the action proposed to be taken, and (iii) the Lender's Lien on the Collateral would not be adversely affected, then any Subsidiary of the Parent may merge or consolidate with the Parent or with any other Subsidiary of the Parent or sell, lease, or otherwise dispose of (at fair market value) all or any substantial part of its Property or assets to the Parent or to any other Subsidiary of the Parent. The Borrowers will not, and will not permit any Subsidiary to, purchase or otherwise acquire all or any part of the business or assets of any Person or any shares or other evidence of beneficial ownership of any Person except that the Parent will be permitted to acquire entities in the same industry provided that (x) the Parent gives at least thirty (30) days' prior written notice to the Lender, (y) no Default or Event of Default has occurred or is continuing or will result from the action proposed to be taken, and (z) the pro forma effect of which will not cause a Default or an Event of Default. Notwithstanding the foregoing, any or all cash or debt assumption acquisitions that aggregate more than $5,000,000 from the date hereof will require the prior written consent of the Lender.

         SECTION 9.4 RESTRICTED PAYMENTS. The Parent will not declare or pay any dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or return any capital to its stockholders, or make any distribution of its assets to its stockholders, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of any Borrower or another Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock, provided that, so long as no Default or Event of Default has occurred and is continuing (or result therefrom) Parent may declare and deliver dividends solely in the form of stock.

         SECTION 9.5 INVESTMENTS. The Borrowers will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase or own, or permit any Subsidiary to purchase or own, any stock, bonds, notes, debentures, or other securities of, any Person, except:

         (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

         (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000;

         (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.;

         (d) acquisitions permitted under Section 9.3; and

         (e) employee loans, advances, and expenses in the ordinary course of business not to exceed $50,000 per person or $500,000 in the aggregate outstanding at any time.

         SECTION 9.6 LIMITATION ON ISSUANCE OF CAPITAL STOCK. The Borrowers (other than Parent) will not, and will not permit any of their Subsidiaries to, at any time issue, sell, assign, or otherwise dispose of (a) any of its capital stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its capital stock, or (c) any option, warrant, or other right to acquire any of its capital stock.

         SECTION 9.7 TRANSACTIONS WITH AFFILIATES. No Borrower will enter into, and no Borrower will permit any Subsidiary to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of any Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of any such Borrower or such Subsidiary.

         SECTION 9.8 DISPOSITION OF ASSETS. The Borrowers will not sell, lease, assign, transfer, or otherwise dispose of any of their Property, or permit any Subsidiary to do so with any of its Property, except dispositions of inventory in the ordinary course of business and dispositions of Property that does not exceed $2,000,000 in the aggregate provided: (a) such dispositions do not cover any Collateral in excess of $100,000 in gross proceeds in the aggregate in any calendar year; and (b) such dispositions do not cover any of the Vessels.

         SECTION 9.9 SALE AND LEASEBACK. The Borrowers will not enter into, and will not permit any Subsidiary to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

         SECTION 9.10 PREPAYMENT OF DEBT. The Borrowers will not prepay, and will not permit any Subsidiary to prepay, any Debt, except the Obligations in compliance with the provisions of Article III hereof.

         SECTION 9.11 NATURE OF BUSINESS. The Borrowers will not, and will not permit any Subsidiary to, engage in any business other than the businesses in which they are engaged on the date hereof.

         SECTION 9.12 ENVIRONMENTAL PROTECTION. The Borrowers will not, and will not permit any of their Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material, (b) generate any Hazardous Material, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any applicable Environmental Law or create any Environmental Liabilities for which any of the Borrowers or any of their Subsidiaries would be responsible.

         SECTION 9.13 ACCOUNTING. The Borrowers will not, and will not permit any of their Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Lender, or (b) in tax reporting treatment, except as required by law and disclosed to the Lender.

         SECTION 9.14 COMPLIANCE WITH ERISA. The Borrowers (other than any Subsidiary which is organized outside of the United States or its territories) will not and will not permit any of their Subsidiaries to (a) terminate, or permit any ERISA Affiliate to terminate, any Plan, or (b) permit circumstances which give rise to a Termination Event described in Clause (b), (d) or (e) of the definition of Termination Event with respect to a Plan.

         SECTION 9.15 PROCEEDS OF NOTE. The Borrowers will not permit the proceeds of the Note to be used for any purpose other than those permitted by
Section 7.11. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation G, U, or X, or any other regulation of the Board of Governors of the Federal Reserve System, or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

         SECTION 9.16 NEGATIVE PLEDGE AGREEMENTS. Neither any Borrower nor any Subsidiary will create, incur, assume or suffer to exist any contract, agreement, or understanding (other than this Agreement, the Loan Documents, the Heller Loan Documents, and the Subordinated Liens and Subordinated Credit Agreement) which in any way prohibits or restricts the granting, conveying, creation, or imposition of any Lien on any of its Property or restricts any Subsidiary from paying dividends to the Parent, or which requires the consent of or notice to other Persons in connection therewith.

         SECTION 9.17 HEDGING AGREEMENTS. Neither any Borrower nor any Subsidiary will enter into any Hedging Agreement without the prior written approval of the Lender.

                                    ARTICLE X

                              FINANCIAL COVENANTS

         Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any Commitment hereunder, each Borrower will perform and observe the following financial covenants:

         SECTION 10.1 CONSOLIDATED TANGIBLE NET WORTH. The Parent and its Subsidiaries will at all times maintain Consolidated Tangible Net Worth in an amount not less than $57,000,000, except as may be adjusted below, increasing annually by 90% of annual Consolidated Net Income (not reduced by losses) beginning for the twelve month period ending December 31, 1999, and increasing by (a) 100% of the amount of any equity issued by Parent, including, without limitation, a secondary offering and (b) the value of the net tangible assets acquired by issuing Parent's stock in the acquisition of another entity.

         For fiscal year 1999 only, the required increase will be 90% of the net amount of the actual reported fiscal year 1999 Consolidated Net Income minus the Parent's cash payment of up to $7,300,000 payable to the sellers of Dickson GMP International, Inc. (the "Dickson Payment"), but only if such amount is positive. If the amount derived by calculating the difference in the fiscal 1999 Consolidated Net Income and the Dickson Payment is negative, the minimum Consolidated Tangible Net Worth shall be the greater of: (a) $55,000,000, or (b) $60,000,000 less (1) the Dickson Payment; plus (2) fiscal 1999 Consolidated Net Income; less (3) $1,000,000. In years subsequent to 1999, such adjusted minimum Consolidated Tangible Net Worth shall be increased annually by 90% of annual Consolidated Net Income (not reduced by losses) and by (a) 100% of the amount of any equity issued by Parent, including, without limitation, a secondary offering and (b) the value of the net tangible assets acquired by issuing Parent's stock in the acquisition of another entity.

         SECTION 10.2 CAPITAL EXPENDITURES. The Borrowers will not permit the aggregate capital expenditures of the Borrowers and the Subsidiaries to exceed $7,000,000 during any fiscal year.

         SECTION 10.3 TOTAL FUNDED DEBT TO CAPITALIZATION. The Borrowers will not permit the Parent's ratio of Total Funded Debt to Capitalization, on a Consolidated basis, to exceed 0.40 at any time.

         SECTION 10.4 FIXED CHARGE COVERAGE RATIO. The Parent and its Subsidiaries on a Consolidated basis will at all times maintain a Fixed Charge Coverage Ratio that exceeds 1.10 to 1.00. This ratio shall be calculated on a cumulative quarterly basis beginning January 1, 1999, until such time as four quarters have been reached on December 31, 1999. Thereafter, the ratio will be calculated on a Rolling Period basis. The first test will be calculated at March 31, 1999.

         SECTION 10.5 SENIOR FUNDED DEBT TO EBITDA COVERAGE RATIO. The Borrowers will not permit the ratio of Senior Funded Debt to EBITDA, on a Consolidated basis (EBITDA being determined on a Rolling Period basis) to be greater than the ratio for the times indicated below:


              TIME PERIOD                                RATIO

   12/01/1998 - 12/31/1999                              2.50:1.0

   01/01/2000 - 12/31/2000                              2.25:1.0

   01/01/2001 and thereafter                            2.00:1.0

Upon the consummation of an acquisition not prohibited hereunder (including historic acquisitions consummated within 12 months from the date hereof), the calculation of EBITDA shall include, pro forma, the historical consolidated EBITDA for the Parent and its Consolidated Subsidiaries for the relevant period prior to the Parent's acquisition of such Subsidiaries.

                                   ARTICLE XI

                                    DEFAULT

         SECTION 11.1 EVENTS OF DEFAULT. Each of the following shall be deemed an "Event of Default":

         (a) The Obligations or any part thereof shall not have been paid within five (5) days of when such is due.

         (b) Any representation or warranty made or deemed made by any Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

         (c) Any Borrower shall fail to perform, observe, or comply with any covenant, agreement, or term contained in Section 8.1 or 8.5, Article IX, or
Article X of this Agreement; or any Borrower or any Obligated Party shall fail to perform, observe, or comply with any other covenant, agreement, or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure shall continue for a period of thirty
(30) days.

         (d) Any Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

         (e) An involuntary proceeding shall be commenced against any Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 30 days.

         (f) Any Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $1,000,000 against any of its assets or properties.

         (g) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or courts against any Borrower, any of its Subsidiaries, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the relevant Borrower or the relevant Subsidiary or Obligated Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

         (h) Any Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations), including, without limitation, Debt under the Heller Loan documents and/or the Subordinated Loan Documents or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

         (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or any Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

         (j) Any Termination Event as defined in clause (b), (d) or (e) of the definition thereof with respect to a Plan shall have occurred and, five days after notice thereof shall have been given to any Borrower by the Lender, (i) such Termination Event shall still exist.

         (k) Any Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan.

         (l) Any Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA.

         (m) Any Borrower or any of its Subsidiaries, or any of their properties, revenues, or assets, shall become the subject of an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged (or provisions shall not be made for such discharge) within 30 days from the date of entry thereof.

         (n) Any Person or Persons constituting a group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934 as in effect on the date hereof) shall, in the aggregate, directly or indirectly, control or own (beneficially or otherwise) more than 30% (by number of shares) of the issued and outstanding voting stock of the Parent.

         (o) Nathan Avery or a reasonable substitute thereof shall cease to be active in the senior management of the Parent.

         SECTION 11.2 REMEDIES. If any Event of Default shall occur and be continuing, the Lender may do any one or more of the following:

                  (a) Acceleration. Declare an amount equal to the maximum aggregate amount that is or at any time may become available for drawing by the beneficiary under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare all outstanding principal of and accrued and unpaid interest on the Note and all other obligations of any of the Borrowers under the Loan Documents

I
immediately due and payable, and the same shall thereupon become immediately due and payable, all without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

                  (b) Termination of Commitments. Terminate the Commitments without notice to the Borrowers.

                  (c) Judgment. Reduce any claim to judgment.

                  (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Lender to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

                  (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

Provided, however, that upon the occurrence of an Event of Default under
Section 11.1(d) or 11.1(e), the Commitment of the Lender shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Note and all other obligations of the Borrowers under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

         SECTION 11.3 PERFORMANCE BY THE LENDER. If any Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Lender may perform or attempt to perform such covenant or agreement on behalf of the Borrowers. In such event, the Borrowers shall, at the request of the Lender, promptly pay any amount expended by the Lender in connection with such performance or attempted performance to the Lender at the Principal Office, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Lender shall not have any liability or responsibility for the performance of any obligation of any Borrower under this Agreement or any of the other Loan Documents.

                                  ARTICLE XII

                                 MISCELLANEOUS

         SECTION 12.1 EXPENSES. The Borrowers hereby agree, jointly and severally, to pay on demand: (a) all reasonable costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of legal counsel for the Lender, (b) all costs and expenses of the Lender in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel for the Lender, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and expenses incurred by the Lender in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining any mortgagee title insurance policy, survey, audit, or appraisal in respect of the Collateral.

         SECTION 12.2 INDEMNIFICATION. The Borrowers, jointly and severally, shall indemnify the Lender and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan Documents, (b) any of the transactions contemplated by the Loan Documents, (c) any breach by any Borrower of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents, (d) the presence, Release, threatened Release, disposal, removal, or cleanup of any Hazardous Material located on, about, within, or affecting any of the properties or assets of any Borrower or any Subsidiary, or
(e) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or of any other Loan Document, it is the express intention of the parties hereto that each Person to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of such Person.

         SECTION 12.3 LIMITATION OF LIABILITY. None of the Lender or any subsidiary, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and any Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by any Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents, except for gross negligence or willful misconduct in which event damages will be limited to actual damages. Each Borrower hereby waives, releases, and agrees not to sue the Lender or any of its subsidiaries, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

         SECTION 12.4 NO DUTY. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Lender shall have the right to act exclusively in the interest of the Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Borrower or any of the Borrowers' shareholders or any other Person.

         SECTION 12.5 NO FIDUCIARY RELATIONSHIP. The relationship between each Borrower and the Lender is solely that of debtor and creditor, and the Lender has no fiduciary or other special relationship with any Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between any Borrower and the Lender to be other than that of debtor and creditor.

         SECTION 12.6 EQUITABLE RELIEF. Each Borrower recognizes that in the event any Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Lender. Each Borrower therefore agrees that the Lender, if the Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         SECTION 12.7 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         SECTION 12.8 SUCCESSORS AND ASSIGNS.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The
Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lender. The Lender may, sell, without notice to or consent of any Borrower, participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Revolving Credit Loan owing to it) provided that such participation shall not result in additional costs to Borrowers; provided, however, that (i) the Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment) shall remain unchanged, (ii) the Lender shall remain solely responsible to the Borrowers for the performance of such obligations, (iii) the Lender shall remain the holder of its Note for all purposes of this Agreement,
(iv) the Borrowers shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) the Lender shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than the right to vote upon or consent to (A) any increase of the Lender's Commitment, (B) any reduction of the principal amount of, or interest to be paid on, the Advances of the Lender, (C) any reduction of any commitment fee or other amount payable to the Lender under any Loan Document, or (D) any postponement of any date for the payment of any amount payable in respect of the Advances of the Lender.

         (b) The Lender may, without notice to or consent of any Borrower, sell, assign or transfer to any one or more persons or entities, all or any part of the Revolving Credit Loan or all or any part of the Loan Documents and each such assignee or transferee shall have the right to enforce the Revolving Credit Loan, and such Loan Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of the Loan Documents and the Revolving Credit Loan that it has not sold, assigned or transferred.

         (c) In connection with and prior to and after any such sale, transfer, assignment or participation, the Lender may disclose and furnish to any prospective or actual purchaser, transferee, assignee or participant, any and all reports, financial statements and other information obtained by the Lender at any time and from time to time in connection with the Revolving Credit Loan, the Loan Documents or otherwise. The Borrowers shall fully cooperate with the Lender in connection with any such assignment and shall execute and deliver such consents and acceptances to any such assignment as the Lender shall reasonably request that are necessary or desirable to effect any such assignment.

         SECTION 12.9 SURVIVAL. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them. Without prejudice to the survival of any other obligation of the Borrowers hereunder, the obligations of the Borrowers under Article IV and Sections 12.1 and 12.2 shall survive repayment of the Note and termination of the Commitments.

         SECTION 12.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         SECTION 12.11 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document to which any Borrower is a party, nor any consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Lender and the Borrowers, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 12.12 MAXIMUM INTEREST RATE.

         (a) The Collateral covered in the Vessel Mortgage and the Obligations covered by this Agreement, the Note and other Loan Documents is or will be secured by a "Preferred Mortgage" on the Vessels within the meaning of Section 31322 of the Ship Mortgage Act, and the regulations promulgated thereunder. If, for any reason, the provisions of Section 31322 of the Ship Mortgage Act shall be found not to exempt any and all interest and other charges contracted for, charged, taken, received or reserved in connection with the Obligations covered by this Agreement, the Note, and other Loan Documents from any limitations otherwise applicable, then the provisions of
Section 12.12(b) shall apply, but otherwise the provisions of Section 31322 of the Ship Mortgage Act shall be applicable.

         (b) No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither any of the Borrowers nor the sureties, guarantors, successors, or assigns of any of the Borrowers shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to the Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrowers and the Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Note so that interest for the entire term does not exceed the Maximum Rate.

         SECTION 12.13 NOTICES. All notices and other communications provided for in this Agreement and the other Loan Documents to which any Borrower is a party shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Lender pursuant to Article II shall not be effective until received by the Lender.

         SECTION 12.14 GOVERNING LAW; VENUE; SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Any action or proceeding against any Borrower under or in connection with any of the Loan Documents may be brought in any state or Federal court in Harris County, Texas. Each Borrower hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and
(b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. Each Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 12-13. Nothing herein or in any of the other Loan Documents shall affect the right of the Lender to serve process in any other manner permitted by law or shall limit the right of the Lender to bring any action or proceeding against any Borrower or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by any Borrower against the Lender shall be brought only in a court located in Harris County, Texas.

          SECTION 12.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 12.16 SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

          SECTION 12.17 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

          SECTION 12.18 NON-APPLICATION OF CHARTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

          SECTION 12.19 CONSTRUCTION. The Borrowers and the Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

          SECTION 12.20 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

          SECTION 12.21 JURY WAIVER. THE BORROWERS AND THE LENDER (BY THEIR ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG ANY BORROWER AND THE LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY RELATIONSHIP BETWEEN THE LENDER AND ANY BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

         SECTION 12.22 ARBITRATION. The Lender and each Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, or any of the Loan Documents or otherwise, including, without limitation, contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         SECTION 12.23 CONFIDENTIALITY. In the event that any of the Borrowers provides to the Lender written confidential information belonging to such Borrower, if such Borrower shall denominate such information in writing as "confidential", the Lender shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that such utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Lender breaching its obligation of confidence to such Borrower, (iii) are previously known by the Lender from some source other than such Borrower, (iv) are hereafter developed by the Lender without using the Borrower's information,
(v) are hereafter obtained by or made available to the Lender from a third party who the Lender is not aware owes any obligation of confidence to such Borrower with respect to such information or through any other means other than through disclosure by such Borrower, (vi) are disclosed with such Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Lender, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration, or governmental proceeding. Further, the

Lender may disclose any such information to its independent certified public accountants and/or any legal counsel, Heller, the Subordinated Lender, any independent certified public accountants, and/or legal counsel employed by such Person in connection with this Agreement or any other Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Revolving Credit Loan; provided, however, that the Lender shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Lender hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three years from the date the information was furnished, unless such Borrower requests in writing at least
30 days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. Each Borrower waives any and all other rights it may have to confidentiality as against the Lender arising by contract, agreement, statute, or law except as expressly stated in this Section 12.23.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                    BORROWERS:

                                    TRANSCOASTAL MARINE SERVICES, INC.;
                                    DICKSON MARINE, INC.;
                                    VENTURA RESOURCES, INC.;
                                    WOODSON CONSTRUCTION COMPANY, INC.;
                                    ENVIRO SYSTEMS, INC.;
                                    KORI CORPORATION;
                                    C.S.I. HYDROSTATIC TESTERS, INC.;
                                    HARGETT MOORING AND MARINE, INC.;
                                    HBH, INC.;
                                    TRANSCOASTAL MARINE SERVICES OF LA, INC.;
                                    DICKSON GMP INTERNATIONAL, INC.;
                                    THE RED FOX COMPANIES OF IBERIA, INC.; and
                                    TRANSCOASTAL VESSELS, INC.

                                    By: /s/ PAMELA L. REILAND
                                       -----------------------------------------
                                          Pamela L. Reiland
                                          Authorized Officer for all Borrowers

                                    Address for Notices (all Borrowers):
                                    2925 Briarpark, Suite 930
                                    Houston, Texas 77042
                                    Fax No.: (713) 781-6364
                                    Telephone No.: (713) 787-1384
                                    Attention: President

                                        LENDER:

                                        BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                        By: /s/ KAREN S. SHOUSE
                                           ------------------------------------
                                                 Karen S. Shouse
                                                 Vice President

                                        Address for Notices:

                                        Bank One, Texas, National Association
                                        910 Travis, Suite 2400
                                        Houston, Texas 77024

                                        Fax No.: 713/751-6199
                                        Telephone No.: 713/751-3640
                                        Attention: Karen S. Shouse

                               INDEX TO EXHIBITS


Exhibit        Description of Exhibit                                 Section
-------        ----------------------                                 -------
   "A"         Advance Request Form                                    1.1
   "B"         Borrowing Base Report                                   8.1(1)


                               INDEX TO SCHEDULES


Schedule       Description of Schedule                                Section
--------       ------------------------                               -------

   1           Specific Fixed Collateral                                1.1
   2           Vessels                                                  1.1
  7.5          Litigation and Judgments                                 7.5
  7.6(d)       Rights in Properties; Liens                              7.6(d)
  7.9          Debt                                                     7.9
  7.10         Taxes                                                    7.10
  7.14         Subsidiaries                                             7.14
  7.20         Environmental Matters                                    7.20
  7.22         Insurance                                                7.22
  7.23         Hedging Agreements                                       7.23
  7.25         Material Debt Agreements                                 7.25
  9.2          Liens                                                    9.2

                                  EXHIBIT "A"

                              ADVANCE REQUEST FORM

                    AS OF MONTH ENDING:
                                       -------------,-------


GROSS ACCOUNTS RECEIVABLE
                                                                           $
                                                                            -----------------
LESS:
Accounts Receivable > 90 days                $
                                              ----------------
Retainage
                                              ----------------
Bonded Jobs
                                              ----------------
Ineligible Foreign Accounts Receivable
                                              ----------------
Other Ineligible Accounts Receivable
                                              ----------------              -----------------
    Eligible Accounts Receivable
                                                                            -----------------
LESS:
Billings in excess of cost on Eligible Accounts
    Receivable
                                                                            -----------------
ELIGIBLE ACCOUNTS RECEIVABLE, NET OF BILLINGS
 IN EXCESS OF COSTS
                                                                            -----------------
ADVANCE RATE ON ACCOUNTS RECEIVABLE                                                        80%

AVAILABILITY ON ACCOUNTS RECEIVABLE                                         (a)
                                                                               --------------
ELIGIBLE INVENTORY BALANCE
                                                                            -----------------
ADVANCE RATE ON INVENTORY                                                                  50%

AVAILABILITY ON INVENTORY                                                   (b)
                                                                               --------------
TOTAL AVAILABILITY ON REVOLVER (a + b)
LOAN BALANCE AT ______________                                              -----------------

                                                                            -----------------

EXCESS AVAILABILITY OVER LOAN BALANCE                                      $
                                                                            =================
AMOUNT OF ADVANCE REQUEST                                                  $
                                                                            -----------------
AMOUNT OF LETTER OF CREDIT REQUEST                                         $
                                                                            -----------------

                                   EXHIBIT "B"
                           BORROWING BASE REPORT FORM
                   AS OF MONTH ENDING:
                                       -------------,-------



GROSS ACCOUNTS RECEIVABLE
                                                                           $
                                                                            -----------------
LESS:
Accounts Receivable > 90 days                $
                                              ----------------
Retainage
                                              ----------------
Bonded Jobs
                                              ----------------
Ineligible Foreign Accounts Receivable
                                              ----------------
Other Ineligible Accounts Receivable
                                              ----------------              -----------------
    Eligible Accounts Receivable
                                                                            -----------------
LESS:
Billings in excess of cost on Eligible Accounts
    Receivable
                                                                            -----------------
ELIGIBLE ACCOUNTS RECEIVABLE, NET OF BILLINGS
 IN EXCESS OF COSTS
                                                                            -----------------
ADVANCE RATE ON ACCOUNTS RECEIVABLE                                                        80%

AVAILABILITY ON ACCOUNTS RECEIVABLE                                         (a)
                                                                               --------------
ELIGIBLE INVENTORY BALANCE
                                                                            -----------------
ADVANCE RATE ON INVENTORY                                                                  50%

AVAILABILITY ON INVENTORY                                                   (b)
                                                                               --------------
TOTAL AVAILABILITY ON REVOLVER (a + b)
LOAN BALANCE AT ______________________                                      -----------------

                                                                            -----------------

EXCESS AVAILABILITY OVER LOAN BALANCE                                      $
                                                                            =================
AMOUNT OF ADVANCE REQUEST                                                  $
                                                                            -----------------
AMOUNT OF LETTER OF CREDIT REQUEST                                         $
                                                                            -----------------

                                    SCHEDULE 1

                                LIST OF EQUIPMENT
               (more fully described in Schedule "1" Attachment 1
                                attached hereto)


    ASSET NAME            TYPE                              DESCRIPTION
===========================================================================================================
  Drydock            Drydock            3,400 ton; Dimensions of 236' x 100' with 85' between wing walls
-----------------------------------------------------------------------------------------------------------
  Jetting            Jet Pumps, Etc.    TCMS Equipment #10697, EMD Engine Model #16-567-03A with
  Equipment                             Bingham 8' x 10' 4-stage Jet Pump and Lufkin Gear Box Model
  (Mexican site)                        #N1460C; jet sleds and pipe; located on Cable 1 Vessel
-----------------------------------------------------------------------------------------------------------
  Jetting            Jet Pumps, Etc.    3 single stage pumps; 5 5-stage pumps; EMD Engine Model
  Equipment                             #16-567-D3A with Bingham 8' x 10' 4-stage Jet Pump with Lufkin Gear
  (Lafayette site)                      Box Model #N1604C; jet sleds and pipe
-----------------------------------------------------------------------------------------------------------
  BH 100             Spud Barge         American flag; dimensions of 110' x 34' x 6'
-----------------------------------------------------------------------------------------------------------
  Rowe 14            Crane Barge        American flag; dimensions of 110' x 34' x 7.3'; approximately
                                        20 years old
-----------------------------------------------------------------------------------------------------------
  Barge              Construction       American flag; dimensions of 250' x 50' x 12'; built by
                     Barge              Nashville Bridge Company in Nashville, TN in 1953
-----------------------------------------------------------------------------------------------------------
  #7101              Spud Barge         American flag; dimensions of 136' x 35' x 7.6'; built by
                                        Nashville Bridge Company in Nashville, TN in 1966
-----------------------------------------------------------------------------------------------------------
  #7102              Spud Barge         American flag; dimensions of 136' x 35' x 7.6'; built by
                                        Nashville Bridge Company in Nashville, TN in 1966
-----------------------------------------------------------------------------------------------------------
  Barge              Office Barge       American flag; dimensions of 208' x 26' x 5'; built by
                                        Nashville Bridge Company in Nashville, TN (forward vessel
                                        in 1941, hull no. 579 and after vessel in 1955, hull no. H 34)
-----------------------------------------------------------------------------------------------------------
  TCMS 612           Spud Barge         American flag; dimensions of 140' x 39' x 9'
-----------------------------------------------------------------------------------------------------------
  BH 201             Spud Barge         American flag; dimensions of 90' x 23' x 5'
-----------------------------------------------------------------------------------------------------------
  MMVII              Spud Barge         American flag; dimensions of 120' x 32' x 7';
                                        approximately 25 years old
===========================================================================================================

            [BACHRACH, WOOD, PETERS AND ASSOCIATES, INC. LETTERHEAD]



December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
December 7, 1998


SURVEY REPORT NO. 9812-1225




                                3400 TON DRYDOCK

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 7, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the 3400 ton drydock (Transcoastal Marine Services, Inc.- reported owners) while subject drydock was lying afloat at the facilities of Red Fox on Industrial Canal in New Orleans, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 7, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.


GENERAL CONSTRUCTION PARTICULARS:

Note: For reporting purposes, the end of the drydock with the male notch assembly is considered to be the bow.

The drydock was built of all welded steel construction by securing four (4) smaller drydock sections into one (1) larger unit with an overall dimension of 236'x 100' with 85' between the wing walls and a combined capacity of 3,400 tons.


Original thickness of all plating appears to be 3/8".

Deck fittings consists of various single and double bitts, as well as padeyes ranged across the forward and after ends of the main deck.

HULL SECTIONS:

The hull sections are arranged as follows:

SURVEY REPORT NO. 9812-1225

First Section:

The forward section is a 39' x 100' section with two (2) 16' x 7.5' x 15' wing walls ranged along both port and starboard sides. Extending forward of the bow is a fabricated steel male notch assembly which measures 19'x 60' with a 48" cast steel kevel location in way of the center line. Each wing wall has its upper perimeter contained by cable handrails.


Atop the port wing wall was the following:

One (1) 6" double bitt.
Two (2) valve handles.
Two (2) 6" vents.
One (1) manual securing winch.
One (1) covered shack.
Two (2) U.S. Motors, Model F407A, 15 HP electric motors each rated at 1765 RPM which power two (2) low lift pumps of unknown capacity.


Atop the starboard wing wall was the following:

One (1) 6" diameter double bitt.
One (1) manually operated winch.
Two (2) 6' vents.
Three (3) Valve handles.
One (1) electrical panel/operators station which has a surrounding steel shack. Two (2) U.S. Motors, model F407A, 15 HP electric motors each rated at 1765 RPM which power two (2) low lift pumps of unknown capacity.


Second Section:

The second section is a 70' x 100' section with one (1) 70' x 7.5' x 16' wing wall section ranged along both port and starboard side. Each wing wall has its upper ranged along both port and starboard side. Each wing wall has its upper perimeter contained by round bar handrail system.


Atop the port wing wall is the following:

Two (2) 12" double bitts ranged along the outboard edge.
Two (2) mercury vapor lights.
Two (2) 4" vents.
One (1) 12" vent.
One (1) valve handle.
One (1) manually operated winch.
Five (5) 10" single bitts.

SURVEY REPORT NO. 9812-1225

SECOND SECTION: (continued)

One (1) 50 HP electric motor which powers a Fairbanks Morse deepwell pump of unknown capacity.

Atop the starboard wing wall is the following:

Two (2) 12" double bitts ranged along the outboard edge.
Two (2) valves.
One (1) 12" vent.
Two (2) 4" vents.
Two (2) mercury vapor lights.
One (1) manually operated winch.
One (1) 10" D ring.
Seven (7) 6" single bitts.
One (1) electrical panel covered by a steel top.
One (1) 50 HP electric motor which powers a Fairbanks Morse deepwell pump of unknown capacity.

Third Section:

The third section is a 70' x 100' section with one (1) 70' x 7.5' x 16' wing wall section ranged along both port and starboard sides. Each wing wall has its upper perimeter contained by round bar handrail system.

Atop the port wing wall is the following:

Two (2) 12" double bitts ranged along the outboard edge.
One (1) mercury vapor light.
Two (2) manually operated winches.
One (1) 12" vent.
Two (2) 4" vents.
One (1) valve handle.
Six (6) single bitts.
One (1) cover shack.
One (1) 50 HP electric motor which powers a Fairbank Morse deepwell pump of unknown capacity.

Atop the starboard wing well is the following:

Two (2) 12" double bitts ranged along the outboard edge.
Two (2) valve handles.
Two (2) 4" vents.

SURVEY REPORT NO. 9812-1225

Third Section: (continued)

One (1) 12" vent.
One (1) manually operated winch.
Nine (9) 6" single bitts.
One (1) mercury vapor light.
One (1) 50 HP electric motor which powers a Fairbanks Morse deepwell pump of unknown capacity.

Fourth Section:

The fourth section is a 56' x 100' section with two (2) 16' x 7.5' x 15' wing wall section ranged along both port and starboard sides. Each wing wall has its upper perimeter contained by pipe handrail system.

Atop the port wing wall is the following:

Two (2) 6" double bitts ranged along the inboard edge.
One (1) 8" D ring.
Four (4) 8" vents.
Four (4) valve handles.
One (1) electric winch complete with a 5 HP motor.
Two (2) mercury vapor lights.
One (1) 30 lb. fire extinguisher.
One (1) 30" ring buoy.
One (1) 15 HP electric motor which powers a Fairbank Morse deepwell pump of unknown capacity.

Atop the starboard wing wall is the following:

One (1) 6" double bitt located aft.
One (1) 8" double bitt located inboard.
Four (4) valve handles.
Four (4) 8" vents.
Nine (9) 6" single bitts.
One (1) electric winch without a motor.
One (1) manually operated winch.
Two (2) mercury vapor lights.
One (1) electrical panel/operator station covered by a steel roof. One (1) 30" ring buoy.

SURVEY REPORT NO. 9812-1225

Fourth Section: (continued)

One (1) 15 HP electric motor which powers a Fairbank Morse deepwell pump of unknown capacity.

EXTERNAL CONDITION:

Note: Only an external survey could be performed due to the lower hull compartments containing ballast water.

The drydock was sighted afloat with a 250' vessel hauled out.

The deck was partially covered with 6" to 1' of blasting sand. Where sighted, deck plating was lightly washboarded with random indents of 0 to 1".

The wing walls contain light distortion with random indents of 0 to 1".

External coating was recently applied over 90% of the vessel and appears to be in excellent condition.

Electrical wiring, where sighted, appears to be in excellent condition.

VALUATION:

Estimated present day fair market value
         as of December 7, 1998.................................$ 2,750,000.00

          Fair Market Value:

          A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

          1. The buyer and seller are typically motivated.

          2. Both parties are well informed and acting in what they consider their own best interest.

          3. A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9812-1225

Estimated orderly liquidation value
     as of December 7, 1998...........................................  $ 2,400,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

Reportedly, all wasted external hull plating has been cropped and renewed as found necessary.

Reportedly, internal hull compartments had all wasted structural members cropped and renewed as found necessary with additional internals added to reinforce the deck.

Reportedly, all internal and external anodes have recently been renewed.

Reportedly, all lower hull compartments have been cleaned and recoated with Texaco Compound H.

All machinery and equipment on the drydock appears to be in good condition and well coated.

This drydock, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject drydock is either expressed or implied.

The drydock was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned drydock and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed and submitted without prejudice to rights and/or interests of whom it may concern.

SURVEY REPORT NO. 9812-1225

Attending Surveyor:


Kevin A. Jacomine



                                    BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                             [SEAL]

                                    /s/ ANTHONY C. PETERS
                                    -----------------------------------------
                                    Anthony C. Peters,
                                    Principal Surveyor.



KAJ:ktb

Distribution:

(2) Reports & (2) invoices:
      Bank One, Texas, NA
      Attention: Ms. Karen S. Shouse
      910 Travis Street, 7th Floor
      TX-2 4260
      Houston, Texas 77002

(1) Report:
      Transcoastal Marine Services, Inc.
      Attention: Mr. John Nowlin
      183 Beadle Road
      Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]



December 08, 1998


Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 4, 1998


SURVEY REPORT NO. 9812-1227



              TRANSCOASTAL MARINE SERVICES, INC. JETTING EQUIPMENT
                                     MEXICO

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 4, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey Jetting Equipment temporarily on board the barge "Cable I", and reportedly owned by Transcoastal Marine Services, Inc. while the Cable I lay afloat and anchored approximately 5 miles northeast of Ciudad Del Carmen, Campeche, Mexico in order to ascertain the general condition of the equipment and in order to estimate its present day fair market value and orderly liquidation values as of December 4, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL DESCRIPTION AND CONDITION:

One steel, state of the art, jetting sled with adjustable legs capable of operating at pressures of 500 psi and a volume of 3600 gallons per minute and capable of burying pipe 12" to 36" in diameter to a depth of as much as 16 feet below mud line. This equipment was found in excellent condition.

One skid mounted "A" frame approximately 50 feet long and constructed with steel 30" "I" beam legs and two 30" "I" beam cross beams. The "A" frame is fit with a 36" diameter x 20 foot long hose roller, has an 80 ton capacity and can be raised and lowered utilizing built-in hydraulic rams. The unit is capable of being moved from vessel to vessel as a unit. The unit was found to be in excellent condition.

One skid mounted 3 cylinder General Motors, model 3-53, diesel engine drives a Vickers vane pump for operating the hydraulic rams of the "A" frame. The engine is electric starter and radiator cooled and appeared in very good condition.

SURVEY REPORT NO. 9812-1227


GENERAL DESCRIPTION AND CONDITION:

One Continental skid mounted model TMD 27, 4 cylinder diesel engine drives a Parker model PFV 125B1711FNI vane pump to power a large diameter hose reel. The engine is electric starting and radiator cooled and appears in new condition.

One skid mounted hydraulic powered 12 foot diameter steel hose reel which is remotely powered from a hydraulic pressure source. The reel is fit with 300 feet of 8" diameter 1000 psi water hose. The hose reel is additionally fit with 300 feet of 6" diameter high pressure air supply hose. The hose reel was built by Marine Project Development Limited of Hull in Great Britain and the hose reel unit and hoses appeared in very good condition.

2,600 feet of 1/2" high pressure hydraulic hose for the sensor units used for positioning a jetting sled. The hoses appeared in good condition.

One steel water manifold for a jet pumping system constructed of 8" diameter pipe and 8" valves which can be arranged to operate two high pressure water pumps. This unit appeared in very good condition.

One skid mounted Viking, 50 ton line pull, 48" diameter single drum which driven by a Hagglunds hydraulic motor through a Hagglund reduction gear. The drum is fit with 4,000 feet of 1" steel cable. The unit and cable appeared in excellent condition.

One skid mounted, Deutz 6 cylinder, turbocharged diesel engine driving a 12" Gorman-Rupp 7,000 gallon per minute water supply pump which can deliver at 40 psi. The engine is electric starting and air cooled and appeared in nearly new condition.

Two frame mounted Gardner-Denver 750 cubic feet per minute at 125 psi, air compressors are each driven by General Motors 6 cylinder model 6-71 diesel engine. Each engine is electric starting and radiator cooled. Each engine was reportedly recently overhauled and each unit appeared in good condition.

One skid mounted 16 cylinder EMD model 16-645E5, turbocharged, 3,000 brake horse power diesel engine drives a Lufkin 4 to 1 increase gear and a Bingham model
MSB 5/4 8 x 10 x 12.5, 3,000 gallon per minute at 1,000 psi, high pressure water pump. The engine is air starting and heat exchanger cooled. The Lufkin gears are reportedly new and appear in excellent condition. The Bingham pump appears in excellent condition and is reportedly operative. The main engine appears in excellent condition and was reportedly last overhauled 900 operating hours ago.

One Rasmussen Equipment Company skid mounted, double drum Skagit, model RB-90 winch is driven by General Motors 8 cylinder model V-8-71 diesel engine through a Twin Disc torque converter and a system of gears and chains. The engine is electric starting and radiator cooled. The engine is fit with a takeoff for running its own winch controls. The

SURVEY REPORT NO. 9812-1227

GENERAL DESCRIPTION AND CONDITION:


engine appears in excellent condition and it reportedly nearly new. The winch appears in excellent condition.


VALUATION:

Estimated present day fair market value of above described equipment as sighted December 04, 1998.................................$ 1,300,000.00

     Fair Market Value:

     A sum of money that equipment should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value of above described equipment as sighted of December 04, 1998.......................................$ 1,000,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

     This survey represents the good faith opinion of the surveyor and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

     The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

SURVEY REPORT NO. 9812-1227

Survey made, signed, and submitted without prejudice to rights and/or interests of whom may concern.

Attending Surveyor:

John M. Swanson


                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.


                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

                                                         [SEAL]

JMS:maw

Distribution:


(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]


December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 8, 1998


SURVEY REPORT NO. 9812-1226



                               JETTING EQUIPMENT
                                (LAFAYETTE SITE)


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 8, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One Texas, NA, survey miscellaneous jetting equipment (Transcoastal Marine Services, Inc. reported owners) while the equipment was located at the facility of CSI in Lafayette, Louisiana, in order to ascertain the general condition of the equipment and in order to estimate its present day fair market value and orderly liquidation values of December 8, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL DESCRIPTION AND CONDITION:

The following equipment was sighted in Lafayette, Louisiana. All appeared to be in good condition and reportedly operative.

SINGLE STAGE PUMPS:

Unit No. FP-8, Goulds single stage pump, powered by a GM 8V-71 diesel engine (see photo No. 1).

Unit No. FP-11, Carver, model ETN-20-50, single stage 10"x8" pump powered by a GM 8V-71 diesel engine (see photo No. 2).

Unit No. FP-13, Carver, model ETN-20-50, single stage 10"x8" pump powered by GM 8V-71 diesel engine (see photo No. 3).

SURVEY REPORT NO. 9812-1226

4-STAGE PUMPS:

Unit No. HFP-97, Bingham, model MSB 5/4, 4-stage (destaged from 5-stage) 8 x 10 x 12.5 pump, powered by a 16 cylinder EMD, model 16-567-D3A, turbocharged, 1,800 brake horse power diesel engine, which drives a Lufkin, model N1604C, 3.977 to 1 gear box. The engine is air starting and heat exchanger cooled. The Lufkin gears are reportedly new and appear in excellent condition. The Bingham pump appears in excellent condition and is reportedly operative. The main engine appears in excellent condition (see photos Nos. 4 and 5).

5-STAGE PUMPS:

Unit No. HFP-1, Carver, model 1500 N5, 5-stage 8" x 6" pump powered by a GM 12V-92 diesel engine (see photo No. 6).

Unit No. HFP-2, Carver, model 1500 N5, 5-stage 8" x 6" pump powered by a GM 16V-71 diesel engine (see photo No. 7).

Unit No. HFP-3, Carver, model 1500 N5, 5-stage 8" x 6" pump powered by a GM 16V-71 diesel engine (see photo No. 8).

Unit No. HFP-4, Carver, model 1500 N5, 5-stage 8" x 6" pump powered by a GM 16V-71 diesel engine (see photo No. 9).

Unit No. HFP-98, Carver, model 1500B-5, 5-stage 8" x 6" pump powered by a GM 16V-71 turbocharged diesel engine (see photo No. 10).

Unit No. HR-3, a skid mounted hydraulic powered 8-foot diameter steel hose reel, which has an onboard diesel powered hydraulic pressure source. The reel is designed to hold 4* diameter high pressure air supply hose, but without any hose at the time of survey (see photo No. 12).

HOSE REELS:

Unit No. HR-1, a skid mounted hydraulic powered 10-foot diameter steel hose reel, which is remotely powered from a hydraulic pressure source. The reel is fit with 300 feet of 5" diameter 1000 psi water hose. The hose reel is additionally fit with 300 feet of 3" diameter high pressure air supply hose (see photo No. 11).

Unit No. HR-3, a skid mounted hydraulic powered 8-foot diameter steel hose reel, which has an onboard diesel powered hydraulic pressure source. The reel is designed to hold diameter high pressure air supply hose, but without any hose at the time of survey (see photo No. 12).

JET SLEDS:

Unit No. JS-1, a small jetting sled designed to accept a 6" high pressure water line and [ILLEGIBLE] to 3" high pressure air supply line, capable of burying pipe up to 6" in diameter to a depth of 4 feet below the mud line (see photo No.
13).

SURVEY REPORT NO. 9812-1226

JET SLEDS: (CONTINUED)

Unit No. JS-2, a medium sized jetting sled, designed to accept a 6" high pressure water line and a 2" to 3" high pressure air supply line. Unit No. JS-2 could not be visually sighted due to it being currently used at job sight in New Orleans, Louisiana.

MISCELLANEOUS EQUIPMENT:

300 feet of 8" diameter 1000 psi jet hose is being stored at the CSI Facility, which is designed to reel onto Unit No. HR-2, which is currently in use in Mexico. This hose is in almost new condition and was recently purchased for a reported amount of $50,000.00

VALUATION:

Estimated present day fair market value of above described
equipment as sighted December 8, 1998............................. $ 935,000.00

      FAIR MARKET VALUE:

      A sum of money that equipment should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

      1. The buyer and seller typically motivated.

      2. Both parties are well informed and acting in what they consider their own best interest.

      3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value of above described equipment as sighted of December 08, 1998................................... $ 840,000.00

      The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]


December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 2, 1998

SURVEY REPORT NO. 9811-1221


                              SPUD BARGE "BH 100"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 2, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the spud barge "BH 100" (an undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in a laden condition and moored in Venice, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 2, 1998.

NOTE: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Builder and date of construction was unknown at the time of survey.

Dimensions are: Length - 110', breadth - 34', depth - 6'.

The vessel has a flush deck, a square raked bow, a square raked stern, and a total of six (6) compartments consisting of one (1) bow rake compartment, four
(4) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made through a manhole fitted with a center bolt secured cover on a 4" high coaming. The No. 2 starboard main hull compartment is used as a supply room.

The hull is fitted with two (2) strakes of formed plate rub rail which extends from the bow to the stern on both port and starboard sides.

SURVEY REPORT NO. 9812-1221

Deck fittings consists of the following:


One (1) 8" diameter cast steel double bitt is located near amidships.

Two (2) 30" cast steel kevels are ranged along both port and starboard sides.

One (1) 24" cast steel kevel is located on both port and starboard sides of the bow.

One (1) 22" x 22" spudwell fitted atop a 36" coaming, is located on each port and starboard sides near amidships. Starboard and port spudwell each contain one (1) 18" x 18" x 40' spud.

One (1) 2-tier handrail, constructed of approximately 6" diameter pipe, is located across the stern and on both port and starboard sides, extending forward to spudwells.


CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents:

DECK EQUIPMENT:

Deck equipment consists of the following:

One (1) cutting torch set up.
One (1) triple drum winch powered by a General Motors 4-71 diesel engine. One (1) American Amhoist, model 7750, 75 ton pedestal crane located on the bow center line.
One (1) Miller portable welding machine
One (1) 2" pump
One (1) 2" Teel electric pump.
One (1) 40' long set of pile driving leads with 4,000 lb. drive hammer and follow block.
One (1) 19' x 4' x 18" work pontoon.

TANK CAPACITIES:

Tank capacities are as follows:

Gas Tank...................200 gallons.
Diesel Tank................175 gallons.


QUARTERS BUILDING:

On the deck is one (1) quarter building, located from the stern, extending forward to amidships. Arrangements are as follows:

SURVEY REPORT NO. 98112-1221

Forward to port is a closet.

Aft to port is a crew's quarters with two (2) bunk beds and one (1) Fedders window air-conditioning unit.

Aft to starboard is one (1) head containing three(3) sinks, two (2) showers, two (2)commodes, and one (1) Sharp window air conditioning unit.

Aft to port is a storage closet.

Aft to port is a crew's quarters with five (5) triple bunks and one (1) Roper and one (1) Sharp window air-conditioning units.

Aft to starboard is the galley/mess area which contains the following equipment and/or furniture:

One (1) stove and oven.
One (1) Whirlpool refrigerator/freezer.
One (1) Amana refrigerator/freezer.
One (1) double stainless steel sink.
One (1) Sharp microwave.
One (1) Samsung TV.
One (1) JVC - VCR.
One (1) Standard Horizon VHF.
One (1) Pitney Bowes fax machine.
One (1) Scottsman ice maker.
One (1) cellular phone.
One (1) large chest-type Kenmore freezer.
Two (2) Carrier window air-conditioning units.
One (1) Roper window air-conditioning unit.

Atop the quarters is the following:

One (1) 30 KW generator powered by a Detroit Diesel 4-71 engine.
One (1) 15' flat boat with a 25 HP Evinrude outboard motor.

NO. 2 STARBOARD MAIN HULL COMPARTMENT:

This compartment is used as a supply room and contains the following:

Two (2) fresh water pumps.
One (1) Red Fox, model Hustler, serial No. 2940, sewer treatment plant.

SURVEY REPORT NO. 9812-1221

EXTERNAL CONDITION:

External coating of coal tar epoxy is in good condition.

Barge does not appear to have any significant corrosion, wastage, or major indents.

INTERNAL CONDITION:

Internals are in good condition and appear to have a fair coating of Texaco Compound H.

No significant damage or corrosion was sighted.

VALUATION:

Estimated present day fair market value
     as of December 2, 1998.....................................$ 350,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of December 2, 1998.........................................$ 275,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

SURVEY REPORT NO. 9812-1221

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition of seaworthiness; value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore,deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the value reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.


Attending Surveyor:

Wade R. Olsen



                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                                       [SEAL]
                                       /s/ ANTHONY C. PETERS
                                       --------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.


WRO:ktb


Distribution:


(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(Surveyor's Notes Continued Next Page)

SURVEY REPORT NO. 9812-1221

(1) Report:
      Transcoastal Marine Services, Inc.
      Attention: Mr. John Nowlin
      183 Beadle Road
      Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]


December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
   as of
November 30, 1998

SURVEY REPORT NO. 9811-1211


                             CRANE BARGE "ROWE 14"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the steel crane barge "ROWE 14" (an undocumented vessel of approximately 250 gross tons; Transcoastal Marine Services, Inc. - reported owners The Woodson Companies - operators) while subject vessel was lying afloat and moored at the facilities of the Woodson companies at Delcambre, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Date and circumstance of construction were unknown at the time of survey; however, the vessel appears to be approximately twenty (20) years old.

Overall Dimensions are: Length - 110', breadth - 34', depth - 7.3'.

The vessel was designed for crane service, has a flush deck, square raked bow, square transom stern, one (1) bow rake compartment, one (1) stern transom compartment and thirteen (13) main hull compartments.

Access to each hull compartment is made via an 18" flush deck manhole with a center bolt cover.

SURVEY REPORT NO. 9811-1211

The vessel is fit with one (1) course of rub rail fender constructed of 18" x 3/8" formed plate which is located 2' below deck elevation and extends from bow around the stern on both port and starboard sides, and is filled with concrete.

DECK FITTINGS:

Deck fittings are comprised of the following:

One (1) each approximately 6" double bitts located at each corner.
Two (2) each approximately 36" kevels are ranged down port and starboard sides. One (1) each closed chocks located aft on both port and starboard sides.

The bow deck is fit with a single tier 36" high cargo railing constructed of 6" diameter pipe with stanchions located on 12' centers.

Bottom, side and deck plating are estimated to have been 3/8" original thickness.

The vessel is framed longitudinally and stiffened transversely. Longitudinal bottom frames are 5" x 3" x 5/16" angle spaced on 25" centers. Longitudinal side frames are 4" x 3" x 1/4" angle spaced on 24" centers. The vessel is stiffened transversely with transverse trusses spaced on 7' centers. Top and bottom chords are constructed of 10" channels and outboard chords are constructed of 5" channels.

SPUD SYSTEM:

The vessel is fit with three (3) internal spudwells. Two (2) are located near mid-length on port and starboard sides, and one (1) is located on forward center line. The mid-length port and starboard spudwells are 22" square and the forward center line spudwell is 33" square.

The vessel is fit with two (2) approximately 40' long 17" and 17" steel spuds, and one (1) approximately 60' long 17" x 17" square steel spud.

Spuds are raised and lowered utilizing a three drum, single gypsy head spud winch of unknown manufacturer driving. Spud winch is driven by a General Motors, 4-cylinder, model 4-71 diesel engine through a torque converter and a system of sprockets and gears.

DRAGLINE EQUIPMENT:

The vessel is designed for dredging utilizing a deck crawler crane with a three-yard drag [ILLEGIBLE] bucket. The stern deck is fit with an approximately 20' x 20' x 12" high timber mat to distribute the crane load. Secured on the timber mat is a crawler type crane.

SURVEY REPORT NO. 9811-1211

The crane is a Bucyrus-Erie, model 71-B, series T, crawler crane in a dragline configuration 100 with a 100' boom with a reported 70 tons of lifting capacity. A General Motors, 12-cylinder, model V-12-71 diesel engine drives multiple drums through a torque converter and a system of sprockets and chains.

DECKHOUSE ARRANGEMENT:

Located forward is a single level crew berthing area house which is constructed of steel and is fit with portholes and designed watertight doors. The interior is fit with overhead paneling, painted bulkheads, and linoleum floors. Arrangements is as follows:

Forward, on the port side is a bunkroom with one (1) single double bunk, one
(1) General Electric 17 cu. ft. combination refrigerator/freezer, one (1) clothes closet with a head and toilet, sink, and built in shower stall.

Forward, on the starboard side, is a bunkroom with three (3) double built in wooden bunks and wooden storage closets.

A second bunkroom is located on the port side and contains two (2) double built in wooden bunks and one (1) wooden clothes locker.

Located aft of the bunkroom on the port side is a head with one (1) double built in shower stall, a toilet, and two (2) wooden storage lockers.

Located aft on the starboard side is a galley which contains a one hundred
(100) gallon electric water heater, a 4-element electric stove and oven, a double stainless steel sink, and one (1) approximately 30 cu.ft. chest type freezer, a mess table, and wooden dish racks and cabinets.

AUXILIARY EQUIPMENT:

In the lower hull is an auxiliary and storage room which contains one (1) 5 HP electric motor driving a 2" fuel oil transfer pump and a fractional HP electric motor driving a fresh water pressure set.

Located forward on the starboard side at main deck elevation of the house is a generator room. The generator room contains one (1) 6-cylinder Cummins engine driving a 75 KW/AC. The engine is electric starting and radiator cooled.

CERTIFICATES/DOCUMENTS:

No certification was on board the vessel at the time of survey.

SURVEY REPORT NO. 9811-1211

CONDITION:

The vessel was sighted afloat. Reportedly, the vessel was last hauled out during May 1995. Poor housekeeping prevails. Poor preventative maintenance prevails. Deck fittings appear in satisfactory condition.

The deck is open in way of hull vents for each compartment on both the port and starboard sides. The vessel is not ready for service and is in need of cleaning and major maintenance prior to human habitation.

The rub rail is heavily flattened at scattered locations and across the stern and is fractured away from side plating forward on the port side. The main deck bow cargo rail is broken away at two (2) locations and is heavily distorted at the bow. Poor housekeeping prevails and the interior of the house is in poor condition with all surfaces dirty and in need of maintenance.

Spudwells, where visible, show moderate wastage. Spuds, where visible, appear in satisfactory condition. The spud winch appears in satisfactory condition. The spud winch engine is reported in satisfactory condition but was not test operated at time of survey.

The crane deck mats shows moderate dry rot. Crane securing is poor with heavy wastage of connections. The crane tracks are heavily corroded and obviously lack maintenance. The crane appears in good condition and undamaged and reportedly major maintenance was performed in 1997. The crane appears disused and lacks preventative maintenance. The forward windshield of the operators cab is broken out and glass debris is on deck. An annual inspection for a 28,000 lb. capacity was completed May 26, 1998. The engine exhaust insulation is adrift.

Crew berthing house doors are in poor condition and at several locations show generous use of silicon caulking to cover waste holes. The interior of the house is in disarray, dirty, and unkempt. Deterioration and unhealthy conditions are at nearly every location. The port forward bunkroom is in disarray. The associated head is in disarray with plumbing suspect. The after head is in disarray and suffering the affects of disuse.

The forward starboard bunkroom is in poor condition with silicone caulk being used for bulkhead cable runs. The forward spudwell is visible in a closet in the house and is wasted through at a location 1' above main deck elevation and this has been repaired with silicone caulk. Crew area wiring is in disarray and circuits are open at scattered locations. The after bunkroom is being used for storage and is in disarray.

The galley is unusable in its present condition.

Fire fighting equipment is in poor condition.

Life saving equipment is in poor condition.

SURVEY REPORT NO. 9811-1211

The main generator appears to have been last maintained 3,000 hours ago and is in need of preventative maintenance. Wiring in the generator room is improper and open and the room is suffering from disuse.

The lower hull storage area is in poor condition and is unkempt.

Fuel oil transfer pump piping is in poor condition. The fresh water pressure set appears inoperative and some wiring is open.

The hull exterior coating appears in satisfactory condition with moderate pitting throughout. The interior of the hull is uncoated and in the lower portion shows moderate rust scale and some internal members are wasted through and fractured.

VALUATION:

Estimated present day fair market value
    as of November 30, 1998.....................................$300,000.00

      Fair Market Value:

      A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

      1. The buyer and seller are typically motivated.

      2. Both parties are well informed and acting in what they consider their own best interest.

      3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of November 30, 1998....................................$200,000.00

      The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEY REPORT NO. 9811-1211

SURVEYOR'S NOTES:

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or tying out machinery or electrical systems, or opening up any of those place ordinarily closed or concealed. Therefore, deficiencies may exist other than those condition noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in th aforementioned vessel and/or its equipment, and compensation for services has bee arranged for on an independent fee basis and is in no way contingent upon the value reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom may concern.

Attending Surveyor:

John M. Swanson

                                       BACHRACH, WOOD PETERS & ASSOCIATES, INC

                                                                    [SEAL]

                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

SJB:smk
Distribution:

(2) Reports & (2) Invoices:
      Bank One, Texas, NA
      Attention: Ms. Karen S. Shouse
      910 Travis Street, 7th Floor
      TX-2 4260
      Houston, Texas 77002

SURVEY REPORT NO. 9811-1211

(1) Report:
      Transcoastal Marine Services, Inc.
      Attention: Mr. John Nowlin
      183 Beadle Road
      Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]



December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 4, 1998

SURVEY REPORT NO. 9812-1223


                               CONSTRUCTION BARGE
                                  250'x50'x12'


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 4, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the 250' construction barge (an undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in an unladen condition and moored at the facilities of Red Fox on Industrial Canal in New Orleans, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 4, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction by Nashville Bridge Company in Nashville, Tennessee during 1953.

Dimensions are: Length - 250', breadth - 50', depth - 12'.

The vessel has a cambered deck with a dead rise in way of the bow rake and No. 1 main compartments, a spoon raked bow, a transom stern, and a total of ten (10) compartments consisting of one (1) bow rake compartment, eight (8) main body compartments, and one (1) stern transom compartment.

Access to each hull compartment is made through a 21"x16" oval deck type manhole on 3-1/2" raised coaming fitted with a 4-dog secured cover.

SURVEY REPORT NO. 9812-1223

The hull is fitted with two (2) strakes of 9" split pipe rub rail, located at 4-1/2' and 10' elevations which extend from the bow to the stern on both port and starboard sides. A 7" x 3/4" rub bar is located 1' below the deck on both port and starboard sides. Additionally, twenty-two (22) large truck tires suspended by heavy chain from double padeyes are ranged along the port side.

Forward half of the deck is fitted with a 1-1/4" diameter 2-tier pipe handrail. After half of the deck is fitted with a 2-tier handrail fabricated of 3" x 3" angle and 1/4" wire rope.

Deck fittings consists of the following:

One (1) 48" cast steel kevels is located on bow and stern center line. Five (5) 48" cast steel kevels are ranged along both the starboard side. Two (2) 48" cast steel kevels are ranged along the port side.
Three (3) 36" cast steel kevels are ranged along the port side.
One (1) 60" cast steel kevel is on port side.
One (1) 10" button bitt is located on the port side forward.
One (1) 8" single bitt is located to both port and starboard of amidship. One (1) 12" double steel bitt is located at each corner of the stern.
Two (2) 10" button bitts, two (2) 12" button bitts, and one (1) 10" roller button bitt are located at the port stern corner.
Three (3) 10" button bitts and two (2) 12" button bitts are located at the starboard stern corner.
Two (2) 24" diameter spudwells fitted atop 5" coamings are located on the starboard side.  Each contains one (1) 42' spud.
Two (2) 16" x 16" spudwells fitted atop 8" coamings are located on the starboard side. Each contains one (1) 16" diameter x 42' spud.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents.

DECK EQUIPMENT:

Deck equipment consists of the following:

One (1) hand operated single drum winch.
One (1) American, model No. 9720, serial No. 658720, 90 ton crane is mounted on a 16' x 15' x 14' pedestal.

SURVEY REPORT NO. 9812-1223

DECK ARRANGEMENT:

Deck consists of three(3) construction decks, one (1) pedestal crane, and a metal storage building.

Arrangement is as follows:

Forward to starboard is a 15' x 40' x 10' metal storage building. In the after end of the building, a stairway leads down to additional storage in No. 1 port and starboard main compartments. Access to the port main compartment is through a 5' x 7' opening in the longitudinal bulkhead. Building does not use watertight doors.

Aft on center line is a 10' x 40" diameter boom rest fitted with gusset plates.

Aft is a 36' x 50' x 12" cement deck. Atop the Cement deck is a 36' x 20' x 16" construction fabricated of 9" channel and 4" x 3" angle.

Aft is a 36' x 40' x 26" steel construction deck fabricated of 16" I-beam and 3" x 3" angle.

Aft is the pedestal crane.

At the stern is a 60' x 40' x 26" steel construction deck fabricated of 15" channel, 16" I-beam, and 4" x 3" angle.

ELECTRICAL:

The vessel is wired with a combination of basket weave metal armored type cable, galvanized flexible conduit, and PVC insulated cable. Lighting system is 110 volt AC. Overload protection is via circuit breakers. Electricity is provided by shore power.

EXTERNAL CONDITION:

External coating of coal tar epoxy is in excellent condition in way of sides, transom, and bow rake.

Deck coating is in fair condition.

Starboard side plating contains washboarding and numerous indents of 0 to 3".

Starboard rub rail appears recently renewed in most areas.

Reportedly, bottom plating has its anodes renewed.

Port side plating contains washboarding and large diameter indents of 0 to 5".

SURVEY REPORT NO. 9812-1223

EXTERNAL CONDITION: (condition)

All tires and chains have recently been renewed on the port side.

Transom plating set in and washboarded 0 to 5" over its full breadth and width.

Side plating, gunwale, and deck contain numerous doublers throughout.

Most wire rope handrails have wires adrift with three (3) 10' sections missing wires and posts.

Pipe handrail is in good condition.

Deck plating contains washboarding of 0 to 2" in a few areas.

After work deck is uncoated and in good condition.

All other work decks are recently coated and in good condition.

Crane pedestal is in like-new condition.

All deck fittings and manholes have been recently coated with yellow epoxy.

Numerous manholes have their coamings cropped off and covers replaced with steel plating not fitted with gaskets.

INTERNAL CONDITION:

Internals are in fair condition with a coating of silver paint in way of the upper 10', mostly intact. Lower 2' displays mild to moderate corrosion.

Numerous internal stiffeners were distorted to conform to external distortion.

VALUATION:

Estimated present day fair market value
     as of December 4, 1998.......................................$ 300,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently knowledgeably, and assuming the price is not affected by undue stimulus. Implicit of this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

SURVEY REPORT NO. 9812-1223

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of December 4, 1998.......................................$200,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Joseph L. Aveton

SURVEY REPORT NO. 9812-1223

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                      [SEAL]

                                        /s/  ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.





JLA:ktb

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

            [BACHRACH, WOOD, PETERS, & ASSOCIATES, INC. LETTERHEAD]



December 07, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
November 30, 1998

SURVEY REPORT NO. 9811-1213


                               SPUD BARGE "7101"


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, and on behalf of and for the account of Bank One, Texas, NA, survey the undocumented steel Spud Barge "7101", the Ex-NBC 1857, a vessel of approximately 315 gross tons; reported owners Transcoastal Marine Services, Inc. - operators The Woodson Companies - while subject vessel lay afloat and moored in an unladened condition at the facilities of The Woodson Companies at Delcambre, Louisiana, in order to ascertain the general condition of the vessel and in order to estimate her present day fair market value and orderly liquidation values as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction by Nashville Bridge Company at Nashville, Tennessee, during 1966.

Overall dimensions are: Length - 136', breadth - 35', depth - 7'6".

This vessel is designed for crane service, has a flush deck, a square raked bow, a square raked stern, three (3) bow rake compartments, four (4) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made via an 18" flush deck manhole with a center bolt cover.

The vessel is not fit with rub rail fenders.

SURVEY REPORT NO. 9811-1213

The hull of the vessel is constructed with a 3/4" thick headlog, 3/4" rake knuckles, 1/2" thick deck, 3/8" thick sides and bottom plating, 3/8" rake bottom plating and 5/16" thick bulkheads. The vessel is longitudinally framed and transversely stiffened. Longitudinal deck beams approximately 5" channels spaced on 11" centers. Longitudinal side frames are 5" x 3" x 5/16" inch angles spaced on 25" centers. Longitudinal bottom frames are 5" x 3" x 3/8" angles spaced on 23" centers.

The hull is stiffened transversely with transverse trusses spaced on 72" centers. Top and bottom cords are 15" "I" beams. Outboard cords 14" "I" beams. Trusses are stiffened with 12" "I" beam verticals spaced on 4 ft. centers and with inboard and outboard diagonals of 5" "I" beams. Bulkheads are stiffened with 5" x 5/16" flatbars spaced on 24" centers.

Deck fittings consist of:

One (1) each approximately 6" double bitts located on each barge corner and three (3) each approximately 42" kevels ranged down both port and starboard sides.

The vessel is fitted with one (1) each approximately 6" diameter x 6" high compartment pump-out pipes with caps located in way of the port and starboard bow rake compartments.

The vessel is fitted with approximately 6" high steel pollution barrier fit with 2 1/2" drains with plugs which is constructed of approximately drains with plugs which is constructed of approximately 1/4" thick steel and extends around the entire periphery of the deck edge.

Port and starboard sides are each fit with an approximately 44" high two tier safety hand rail constructed of 4" diameter pipe stanchions and two courses of 3/8" wire cable.

Forward and aft on the starboard side are a total of two (2) internal spud wells. Each spud well is fit with sheaves and fairlead blocks to the spud winch which is located forward on the starboard side. The spud winch is skid mounted, double drum, double gypsy head Conmaco winch driven by General Motors, 4-cylinder model 4-71 diesel engine. The engine is electric starting and radiator cooled. The winch is additionally fit with a 12 volt battery and approximately 50 gallon capacity diesel oil tank.

The vessel is fit with a total of two (2) approximately 40 ft. long, 21" x 21" square steel spuds.

The area over the spud winch is fit with a 20 ft. x 8 ft. x 12 ft. steel platform constructed of 6" diameter pipe stanchions and 8" "H" beam frames. The top of the platform is fit with a 36" high two tier pipe safety hand rail.

The starboard side #1 main body compartment is fit with a steel access trunk with a weather tight steel door.

SURVEY REPORT NO. 9811-1213

The vessel has on board two (2) 30" ring buoys with throw lines and water lights and one (1) 15 lb. portable CO(2) fire extinguisher which was last date tagged during January 1998.

CERTIFICATES/DOCUMENTS:

No documents were on board the vessel at time of survey.

CONDITION:

The vessel was sighted afloat. Reportedly the vessel was last hauled out during July, 1998. Head log plating is devoid of indents. Bow rake bottom plating was inaccessible at time of survey, however, an internal examination showed no major upsets at any location. Starboard side plating and rake knuckle and deck edge show minor indents of 0 to 2" in the forward 12 ft. portion. Starboard side plating is generally wavy to a depth of 0 to 1" throughout with very occasional major indents of 0 to 2". Stern log plating is devoid of indents. Stern rake bottom plating is devoid of upsets. Port side plating showed numerous minor indents of 0 to 1" at random locations. No noteworthy damage was found internally. No noteworthy wastage was sighted at any location and the vessel is well coated internally and externally. The pollution barrier is open at some locations. Hand rails have been partially dismantled. The spud winch appears in excellent condition and was reportedly recently rebuilt. The date of rebuilding was unknown at the time of survey and the spud winch was not test operated at time of survey.

VALUATION:

Estimated present day fair market value
     as of November 30, 1998........................................ $285,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9811-1213

Estimated orderly liquidation value
     as of November 30, 1998.........................................$255,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

John M. Swanson

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                          [SEAL]

                                        /s/ ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.

SURVEY REPORT NO. 9811-1213

JMS:maw

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

            [BACHRACH, WOOD, PETERS, & ASSOCIATES, INC. LETTERHEAD]



December 8, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
November 30, 1998

SURVEY REPORT NO. 9811-1214

                               SPUD BARGE "7102"


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, and on behalf of and for the account of Bank One, Texas, NA, survey the undocumented steel Spud Barge "7102", the ex-"NBC 1856, a vessel of approximately 315 gross tons; reported owners Transcoastal Marine Services, Inc. - operators The Woodson Companies - while subject vessel lay afloat and moored in an unladened condition at the facilities of The Woodson Companies at Delcambre, Louisiana, in order to ascertain the general condition of the vessel and in order to estimate her present day fair market value and orderly liquidation values as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction by Nashville Bridge Company at Nashville, Tennessee, during 1966.

Overall dimensions are: Length - 136', breadth - 35', depth - 7'6".

This vessel is designed for crane service, has a flush deck, a square raked bow, a square raked stern, three (3) bow rake compartments, four (4) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made via made an 18" flush deck manhole with a center to a cover.

The vessel is not fit with rub rail fenders.

SURVEY REPORT NO. 9811-1124

The hull of the vessel is constructed with a 3/4" thick headlog, 3/4" rake knuckles, 1/2" thick deck, 3/8" thick sides and bottom plating, 3/8" rake bottom plating and 5/16" thick bulkheads. The vessel is longitudinally framed and transversely stiffened. Longitudinal deck beams approximately 5" channels spaced on 11" centers. Longitudinal side frames are 5" x 3" x 5/16" inch angles spaced on 25" centers. Longitudinal bottom frames are 5" x 3" x 3/8" angles spaced on 23" centers.

The hull is stiffened transversely with transverse trusses spaced on 72" centers. Top and bottom cords are 15" "I" beams. Outboard cords 14" "I" beams. Trusses are stiffened with 12" "I" beam verticals spaced on 4 ft. centers and with inboard and outboard diagonals of 5" "I" beams. Bulkheads are stiffened with 5" x 5/16" flatbars spaced on 24" centers. Deck fittings consist of:

One(1) each approximately 6" double bitts located on each barge corner and three(3) each approximately 42" kevels ranged down both port and starboard sides.

The vessel is fitted with one (1) each approximately 6" diameter x 6" high compartment pump-out pipes with caps located in way of the port and starboard bow rake compartments.

The vessel is fitted with approximately 6" high steel pollution barrier fit with 2 1/2" drains with plugs which is constructed of approximately 1/4" thick steel and extends around the entire periphery of the deck edge.

Port and starboard sides are each fit with an approximately 44" high two tier safety hand rail constructed of 4" diameter pipe stanchions and two courses of 3/8" wire cable.

Forward and aft on the starboard side are a total of two (2) internal spud wells. Each spud well is fit with sheaves and fairlead blocks to the spud winch which is located forward on the starboard side. The spud winch is a skid mounted, triple drum, double gypsy head Conmaco winch driven by General Motors, 4-cylinder model 4-71 diesel engine with a local control station. The engine is electric starting and radiator cooled. The winch is additionally fit with a 12 volt battery and approximately 50 gallon capacity diesel oil tank.

The vessel is fit with a total of two (2) approximately 40 ft. long, 21" x 21" square steel spuds.

The area over the spud winch is fit with a 20 ft. x 8 ft. x 12 ft. steel platform constructed of 6" diameter pipe stanchions and 8" "H" beam frames. The top of the platform is fit with a 36" high two tier pipe safety hand rail.

The starboard side #1 main body compartment is fit with a steel access trunk with a weather tight steel door.

SURVEY REPORT NO. 9811-1124

The vessel has on board two (2) 30" ring buoys with throw lines and water lights and one (1) 15 lb. portable CO(2) fire extinguisher which was last date tagged during January 1998.

CERTIFICATES/DOCUMENTS:

No documents were on board the vessel at time of survey.

CONDITION:

The vessel was sighted afloat. Reportedly the vessel was last hauled out during July, 1998. Head log plating is devoid of notable indents. Bow rake bottom plating is devoid of indents. Starboard side plating shows numerous minor indents of 0-1" throughout. Starboard side plating is set in 0-4" over an area of 15' X full depth of vessel, near mid-length. Sternlog plating is devoid of major indents. Stern rake bottom plating is devoid of indents. Port side plating shows numerous minor indents of 0-1" at scattered locations and several sharp minor indents of 0-3". Port bow rake knuckle plating and port side plating set in 0-6" over 6' x 2' located in way of the port bow double bitts. No noteworthy damage was found internally. No noteworthy wastage was sighted at any location and the vessel is well coated internally and externally. The pollution barrier is open at some locations. Hand rails have been partially dismantled. The spud winch appears in excellent condition and was reportedly recently rebuilt. The date of rebuilding was unknown at the time of survey and the spud winch was not test operated at time of survey.

VALUATION:

Estimated present day fair market value
     as of November 30, 1998........................................ $280,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9811-1124

Estimated orderly liquidation value
     as of November 30, 1998.........................................$250,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

John M. Swanson

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                         [SEAL]

                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.




JMS:maw

Distribution: (continued from previous page)

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]



December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 4, 1998

SURVEY REPORT NO. 9812-1224


                                  OFFICE BARGE
                                208' x 26' x 5'

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 4, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the 208' office barge (an undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in an unladen condition and moored at the facilities of Red Fox on Industrial Canal in New Orleans, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 4, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessels were built of all welded steel construction by Nashville Bridge Company in Nashville, Tennessee. The forward vessel was built in 1941, hull No.
579. The after vessel was built in 1955, hull No. 1134.

Overall dimensions are: Length - 208', breadth - 26', depth - 5'.

The vessel consists of two (2) barges bolted together stern to stern. Forward vessel has a flush deck, a square raked bow, a square raked stern, and a total of five (5) compartments consisting of one (1) bow rake compartment, three (3) main body compartments, and one (1) stern rake compartment. The after vessel has a flush deck, a square raked bow, a transom stern and a total of three (3) compartments consisting of one (1) port main compartment and two (2) starboard main compartments.

SURVEY REPORT NO. 9812-1224

Access to each hull compartment is made through various design 18" to 20" diameter deck type manholes.

Forward hull is fitted with one (1) strake of 15" formed plate rub rail, located just below the deck which extends from the bow to the stern on both port and starboard sides. After hull is fitted with a 7" x 3/4" rub bar located just below the deck which extends from the bow to the stern on the port side. Starboard side has no fender system.

Port deck gunnel is fitted with a 3" diameter 1-tier pipe guardrail with 3" diameter vertical stanchions 9" high which extend from the bow to the stern.

Deck fittings consists of the following:

Eleven (11) 7" diameter steel H bitts are ranged along the port side.
One (1) 36" cast steel kevel is located on the stern center line.
One (1) 48" cast steel kevel is located at the starboard stern corner. Three (3) 14" diameter spudwells are surface mounted to the starboard side. Each contains one (1) spud.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents.

DECK EQUIPMENT:

Deck equipment consists of the following:

Three (3) Nabrico 40 single drum electric winches.
One (1) Woods 20 cubic foot freezer.
One (1) Oasis water fountain.
Three (1) 5' x 46" x 30 Knaack toolboxes.

DECK ARRANGEMENTS:

Deck contains two (2) single level steel buildings located on the forward barge and one (1) two level steel building located on the after barge.

Arrangement is as follows:

At the bow is one (1) 18' x 7'6" building used for storage of personnel equipment and as a break area.

SURVEY REPORT NO. 9812-1224

DECK ARRANGEMENTS:

Aft is a 40' x 18' building containing a pipe fabrication shop. In the center is a 4' x 15' steel work table. At various locations in the building are stations for connections to air, oxygen, argon, propane, and water. All connections are color coded. All gases and water are supplied from shore. Pipe shop also contains fourteen (14) 2000 lb. jack stands and one (1) 6" vice.

Aft is a breezeway. A trolley system consisting of a 8" I-beam suspended overhead is used for loading equipment from the starboard side to a tool room located aft.

Aft is a 40' x 18' building used as a company tool room. This building contains the following:

Drop lights.                Torches.                 Life jackets.
Hand tools.                 Grinders.                Safety Equipment.
Circular saws.              Ladders.                 Fire extinguishers.
Come-alongs.                Bilge pumps.             Welding equipment.
Paint brushes.              Battery chargers.        Welding rods.
Nuts, bolts, and washers.

Aft is a 70' x 21' building used for storage of electrical and welding equipment. This building contains eight (8) Thermal ARC electric welding machines, one (1) General Electric refrigerator, two (2) 1-3/4" diameter pneumatic pumps, and various extension cords, high pressure hoses, and rope.

Second level in the after building is used for office space that measures 35' x 50'. Equipment in the office area consists of the following:

One (1) Ricoh, model FT4727, copy machine.
One (1) Hotpoint refrigerator.
One (1) Panasonic fax machine/copier.
Six (6) Kenwood VHF marine hand held radios with chargers.
Four (4) Standard VHF marine hand held radios with chargers.
One (1) Daytron microwave oven.
One (1) Magic Chef toaster oven.
One (1) Mr. Coffee coffeemaker.

At the after end of the building is a head with five (5) commodes.

ELECTRICAL:

Vessel is wired with basketweave metal armored type cable. Lighting system is 110 volt AC. Overload protection is via circuit breakers. Electricity is provided by shore power.

SURVEY REPORT NO. 9812-1224

EXTERNAL CONDITION:

External coating of coal tar epoxy is in good condition.

Deck coating of red epoxy is in good condition.

Perimeter of the deck and the deck fittings are well coated with yellow epoxy.

All buildings are fabricated of 1/4" plate and their internal and external coating is in good condition.

Barge contains light washboarding and few indents of 0 to 1" throughout.

Reportedly, bottom plating has had its anodes recently renewed.

INTERNAL CONDITION:

Internals are in good to fair condition, with no coating evident and light corrosion throughout.

No significant damage was sighted.

VALUATION:

Estimated present day fair market value
    as of December 4, 1998..................................$210,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9812-1224

Estimated orderly liquidation value
    as of December 4, 1998...................................$140,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Joseph L. Aveton

SURVEY REPORT NO. 9812-1224

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                                     [SEAL]

                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

JLA:ktb

Distribution:

(2) Reports & (2) Invoices:
       Bank One, Texas, NA
       Attention: Ms. Karen S. Shouse
       910 Travis Street, 7th Floor
       TX-2 4260
       Houston, Texas 77002

(1) Report:
       Transcoastal Marine Services, Inc.
       Attention: Mr. John Nowlin
       183 Beadle Road
       Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]

December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
December 4, 1998

SURVEY REPORT NO. 9812-1222

                             SPUD BARGE "TCMS 612"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 4, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One Texas, NA, survey the spud barge "TCMS 612" (an undocumented vessel, of 401 gross and net tons; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in a laden condition and moored at the facilities of Coastal Machinery in Belle Chasse, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 4, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Builder and date of construction was unknown at time of survey.

Dimensions are: Length - 140', breadth - 39', depth - 9'.

The vessel has a flush deck, a square raked bow, a square raked stern, and a total of eight (8) compartments consisting of two (2) bow rake compartments, four (4) main body compartments, and two (2) stern rake compartments.

Access to each hull compartment is made through both flush deck type 18" diameter manholes fitted with a center bolt secured covers.

The hull is fitted with two (2) strakes of formed plate rub rail located at the 3' and [ILLEGIBLE] elevations which extend from the bow to the stern on both port and starboard sides [ILLEGIBLE] interim vertical strakes at strategic locations.

SURVEY REPORT NO. 9812-1222

Approximately 60% of the deck is laid out with timbers.

Deck fittings consists of the following:

One (1) 10" diameter cast steel double bitt is located in way of each corner of the barge hull.
Two (2) 36" cast steel kevels are located on the starboard side.
Three (3) 36" cast steel kevels are located on the port side.
Two (2) 21" diameter spudwells fitted atop an 18" coamings, are located forward and aft on the starboard side. Each contains one (1) 40' spud.
Two (2) davits for spuds, each approximately 40' high.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents.

EXTERNAL CONDITION:

External coating of coal tar epoxy is in good condition.

Barge does not appear to have any significant corrosion or wastage.

Hull contains random washboarding and indents of 0 to 1-1/2".

Deck plating contains random washboarding and indents of 0 to 1-1/2" where sighted.

Reportedly, bilge knuckles have been renewed on both port and starboard sides for the full length.

Reportedly, 8' of bottom plating has been renewed.

Reportedly, bow and stern rake compartments have been cleaned and recoated.

Reportedly, anodes have been renewed.

INTERNAL CONDITION:

Internals are in good condition and appear to have a fair coating of Texaco Compound H.

No significant damage or corrosion was sighted.

SURVEY REPORT NO. 9812-1222

VALUATION:

ESTIMATED PRESENT DAY FAIR MARKET VALUE
    AS OF DECEMBER 4, 1998.........................................$ 200,000.00

    Fair Market Value:

    A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

    1.  The buyer and seller are typically motivated.

    2. Both parties are well informed and acting in what they consider their own best interest.

    3.  A reasonable time allowed for exposure in the open market.

ESTIMATED ORDERLY LIQUIDATION VALUE
    AS OF DECEMBER 4, 1998.........................................$ 160,000.000

    The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

SURVEY REPORT NO. 9812-1222

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Wade R. Oslen



                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.



                                       /s/ ANTHONY C. PETERS       [SEAL]
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.


WRO:ktb

Distribution:

(2) Reports & (2) Invoices:
       Bank One, Texas, NA
       Attention:  Ms. Karen S. Shouse
       910 Travis Street, 7th Floor
       TX-2 4260
       Houston, Texas 77002

(1) Report:
       Transcoastal Marine Services, Inc.
       Attention:  Mr. John Nowlin
       183 Beadle Road
       Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]

December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
November 30, 1998

SURVEY REPORT NO. 9811-1216

                              SPUD BARGE "BH 201"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the spud barge "BH 201" (an inland, undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in an unladen condition and moored at the facilities of H.B.H., Inc. in Harvey, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Builder and date of construction was unknown at time of survey.

Dimensions are: Length - 90', breadth - 23', depth - 5'.

The vessel is two (2) 90' x 8'6" x 5' independent floats connected by means of two (2) 10' x 6' x 9'6" A-frames fabricated of 16" I-beams, located forward and aft. Each float has a flush deck, square raked bow, a square raked stern, and a total of four (4) compartments consisting of one (1) bow rake compartment, two (2) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made through a 18" diameter flush deck type manhole fitted with a center bolt secured cover.

SURVEY REPORT NO. 9811-1216

GENERAL CONSTRUCTION PARTICULARS:

Deck fittings are comprised of the following:

Three (3) 24" cast-steel kevels are ranged along both port and starboard sides. Two (2) 12" high securing pads are located on both port and starboard sides of the bow welded to an estimated 8' x 3' doubler.
One (1) 6' x 5' doubler is located on both port and starboard sides just abaft the forward hoist, each is fitted with one (1) hinge.
One (1) 7' stanchion is located to port on the bow.
Two (2) 12" x 12" spudwells with 30" raised coaming, one (1) located forward on the starboard side and one (1) located aft on the port side. Each spudwell has one 30 spud.
Two (2) 8" high retainers each estimated at 18' x 5' are located on the port half of the deck.
Two (2) 8" high retainers estimated at 15' x 5' are located on the port half of the deck.
One (1) 8" high retainer estimated at 12' x 5' is located aft on the starboard side.
Two (2) 30" stanchions fabricated of 6" diameter pipe are located on both port and starboard sides.

Located aft is a 23' x 18' x 7' building constructed of 4-1/2" pipe with a corrugated steel roof.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents.

EXTERNAL CONDITION:

General:

External coating of coal tar appears in good condition.

Barge does not appear to have any significant corrosion or wastage.

Bow Rake:

Bow rake plating could not be sighted due to the moored position of the barge at the time of survey.

Stern Rake:

Stern rake plating could not be sighted due to the moored position of the barge at the time of survey.

SURVEY REPORT NO. 9811-1216

Headlog:

Headlog plating contains scattered indents of 0 to 1".

Starboard Side:

Side plating contains scattered indents of 0 to 1".

Sternlog:

Sternlog plating contains scattered indents of 0 to 1".

Port Side:

Side plating contains scattered indents of 0 to 1".

Deck:

Deck plating does not appear to have any significant damage.

Roof of metal building is in poor condition.

DECK EQUIPMENT:

Deck equipment consists of the following:

One (1) triple drum spud winch, powered by a Detroit Diesel 2-71 radiator cooled.
One (1) Detroit Diesel 2-71, radiator cooled, powering the hydraulic unit. One (1) single drum winch is located atop the A-frame.

INTERNAL CONDITION:

Interior was void of coating with light rust prevalent.

No significant damage or corrosion was sighted.

SURVEY REPORT NO. 9811-1216

VALUATION:

Estimated present day fair market value
    as of November 30, 1998.................................$70,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
    as of November 5, 1998..................................$55,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

SURVEY REPORT NO. 9811-1216

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Joseph L. Aveton



                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                                      [SEAL]
                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

JLA:ktb

Distribution:

(2) Reports & (2) Invoices:
       Bank One, Texas, NA
       Attention: Ms. Karen S. Shouse
       910 Travis Street, 7th Floor
       TX-2 4260
       Houston, Texas 77002

(1) Report:
       Transcoastal Marine Services, Inc.
       Attention: Mr. John Nowlin
       183 Beadle Road
       Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]



December 08, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
November 30, 1998

SURVEY REPORT NO. 9811-1212


                              SPUD BARGE "MM VII"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, and on behalf of and for the account of Bank One, Texas, NA, survey the undocumented steel Spud Barge "MM VII", an undocumented vessel of approximately 300 gross tons, previously assigned the official number 613041; reported owners Transcoastal Marine Services, Inc. - operators The Woodson Companies - while subject vessel lay afloat and moored in an unladened condition at the facilities of The Woodson Companies at Delcambre, Louisiana, in order to ascertain the general condition of the vessel and in order to estimate her present day fair market value and orderly liquidation values as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Date and circumstances of construction were unknown at time of survey. However, the vessel appears to be approximately 25 years old.

Overall dimensions are: Length - 120', breadth - 36', depth - 7'3".

This vessel is a typical inland deck cargo barge, converted for use as a spud barge and has a flush deck, a square raked bow, a square raked stern, one (1) bow rake compartment, four (4) main body hull compartments, and one (1) stern rake compartment.

The vessel is not fit with rub rail fenders.

SURVEY REPORT NO. 9811-1212

The vessel is not fit with skegs.

Access to each hull compartment is made via 24" diameter flush deck manhole with a center bolt cover.

Head log and stern log plating are estimated to be 3/4" original thickness.
Rake knuckle plating is estimated to have been 1/2" original thickness. Bottom side and deck plating is estimated to have been 3/8" original thickness. Bulkheads are estimated to have been 5/16" original thickness. The vessel is framed longitudinally and stiffened transversely. Longitudinal deck beams are 5" channel spaced on 18" centers. Longitudinal side frames are 4" channel spaced on 18" centers. Longitudinal bottom frames are 5" channel spaced on 22" centers. Bulk heads are stiffened vertically with 3" x 2 1/2" angle spaced on 28" centers.

The vessel is stiffened transversely with transverse trusses spaced on 7 foot centers. All top, bottom and outboard cords are 8" channels. Trusses are additionally stiffened with 4" x 4" x 1/4" angle vertically spaced on 5 foot centers and two 4" x 3 1/2" x 1/4" angle diagonals in way of each truss.

The deck fittings consist of one (1) each, approximately 7" double bitts located on each corner, two (2) each approximately 30" kevels ranged on both port and starboard sides and one (1) each approximately 7" single bitts located near mid-length on both port and starboard side.

The vessel is fit with an approximately 6" high steel pollution barrier which extends around the entire peripheral of the vessel and is fit with drains with threaded plugs.

The vessel is fit with the remnants of a safety handrail system along both port and starboard sides.

The vessel is fit with one (1) each approximately 24" square internal spud wells located fore and aft on the starboard side. Each spud well is fit with fair lead sheaves to the spud winch which is located forward on the starboard side. The spud winch is a skid mounted double drum winch of unknown manufacturer driven by a General Motors 3 cylinder model 3-71 diesel engine through a power takeoff and a system of shafts and chains. The spud winch is fit with a local control station and is complete with an approximately 30 gallon fuel oil reserve tank and a 12 volt heavy duty marine battery.

The vessel is fit with two (2) each approximately 18" square by 40 foot long steel spuds fit in the spud wells.

The area over the spud winch is fit with an approximately 15' x 8' x 8' platform constructed of 4" diameter pipe stanchions and 4" H beam frames.

SURVEY REPORT NO. 9811-1212

The starboard number one main body compartment is fit with a steel access trunk with a weather tight steel door and stairs leading to the lower hull.

CERTIFICATES/DOCUMENTS:

No documents were on board the vessel at time of survey.

CONDITION:

The vessel was sighted afloat. Reportedly the vessel was last hauled out during April, 1990. The exterior coating of the vessel is good with only very occasional light rust patches. The interior of the vessels coating is fair and approximately 60% effective. Head log plating is heavily distorted on centerline and shows minor indents throughout. Rake bottom plating is devoid of major indents. Starboard side plating and rake knuckle set in 0 to 3" over an area of 8 feet by full depth of vessel in way of the bow double bits. Starboard side plating shows washboarding and is wavy 0 to 1" throughout with very occasional major indents of 0 to 2" at scattered locations. Stern log shows light scattered indents at random locations. Stern rake bottom plating is devoid of major indents. Port side plating is set in 0 to 3" over 12 feet by full depth of the vessel extending from the stern forward. Port side plating is set in 0 to 3" over an area of 12 feet by full depth of the vessel in way of the bow rake compartment. Remainder of the port side plating shows minor indents of 0 to 1" throughout and is lightly to moderately pitted and shows major wastage throughout.

The deck is heavily pitted and wasted throughout with areas of greater than 50% wastage obvious. The deck shows numerous minor indents due to thin plating. Bulkheads are obvious. Frames are obvious. Many longitudinal deck beams are crushed in way of the trusses. The entire deck in way of the stern rake compartment is set down from 0 to 3" with internals heavily distorted to conform. The spud wells appear nearly new and in satisfactory condition. The winch and winch engine appear in satisfactory condition. The stern double bitts are set inboard in way of the deck distortion. The pollution barrier is open at scattered locations. The safety hand rails on port and starboard sides are incomplete. The winch engine was not test operated at time of survey.

VALUATION:

Estimated present day fair market value
    as of November 30, 1998....................................$50,000.00

SURVEY REPORT NO. 9811-1212

      Fair Market Value:

      A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

      1. The buyer and seller are typically motivated.

      2. Both parties are well informed and acting in what they consider their own best interest.

      3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of November 30, 1998...................................$45,000.00

      The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

SURVEY REPORT NO. 9811-1212

Survey made, signed, and submitted without prejudice to rights and/or interests of whom may concern.

Attending Surveyor:

John M. Swanson

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC

                                                                     [SEAL]

                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

JMS:maw

Distribution:

(2) Reports & (2) Invoices:
       Bank One, Texas, NA
       Attention: Ms. Karen S. Shouse
       910 Travis Street, 7th Floor
       TX-2 4260
       Houston, Texas 77002

(1) Report:
       Transcoastal Marine Services, Inc.
       Attention: Mr. John Nowlin
       183 Beadle Road
       Lafayette, Louisiana 70508

                                   SCHEDULE 2

                               LIST OF EQUIPMENT
               (more fully described in Schedule "2" Attachment 1
                                attached hereto)


================================================================================
ASSET NAME     TYPE                     DESCRIPTION
================================================================================
BH 103         Spud Barge     American flag; dimensions of 120'x39'x8'; built
                              by Conrad Industries, Inc. in Morgan City, LA in
                              1991
--------------------------------------------------------------------------------
BH 101         Spud Barge     American flag; dimensions of 120'x 36'x7'; built
                              in Houma, LA in 1979
--------------------------------------------------------------------------------
BH 7           Deck Barge     American flag; dimensions of 120'x 30' x7'; built
                              by Alexander Shipyard
--------------------------------------------------------------------------------
Missy Ann      Tug Boat       American flag; dimensions of 48'x 16.7'x5.8';
                              built in Houma, LA in 1975
--------------------------------------------------------------------------------
Danny Boy II   Tug Boat       American flag; dimensions of 36.5'x 14'x 4.7';
                              built in Harvey, LA in 1969
================================================================================

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]


December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
   as of
December 1, 1998

SURVEY REPORT NO. 9812-1219


                              SPUD BARGE "BH 103"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 1, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the spud barge "BH 103" (an undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in a laden condition and moored on Lake Pontchartrain in New Orleans, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 1, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction by Conrad Industries, Inc. in Morgan City, Louisiana during 1991.

Dimensions are:     Length - 120', breadth - 39', depth - 8'.

The vessel has a flush deck, a square raked bow, a square raked stern, and a total of eight (8) compartments consisting of one (1) bow rake compartment, six
(6) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made through a raised deck type manhole fitted with a center bolt secured cover, except for the No. 3 starboard main compartment which is used for storage and is accessible via a enclosed type ladderwell.

The hull is fitted with two (2) strakes of formed plate rub rail which extends from the bow to the stern on both port and starboard sides.

SURVEY REPORT NO. 9810-1219

A 2-tier handrail, constructed of 5" horizontal and 8" vertical pipe, extends around the stern and extends 60' forward on both port and starboard sides.


Deck fittings consists of the following:

One (1) 16" towing button is located on port and starboard sides of the bow. One (1) 8" diameter cast steel double bitt is located on port and starboard sides of the stern.
Two (2) 30" cast steel kevels are ranged along both port and starboard sides. One (1) 24"x24" spudwell fitted atop a 36" coaming, is located on each port and starboard and on the stern center line. Each contains one (1) 40' spud.

Located aft on the deck is a 33' x 40' deckhouse constructed of wooden siding with a corrugated steel roof.

Extending forward 20' of the deckhouse is a steel shelter constructed of 16" diameter pipe and steel plate.

The No. 3 starboard main compartment is used for a below deck storage and tool room and contains one (1) Red Fox sewage treatment plant.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificate and/or documents:

DECK EQUIPMENT:

Deck equipment consists of the following:

One (1) American, model 9720, 100 ton crane/dragline mounted atop a turret and welded to the deck on the center line forward.
One (1) Conmaco triple drum winch powered by a General Motors 4-71 diesel engine.
One (1) Lincoln welding machine powered by a General Motors diesel engine, labeled H.B.H. 407.
One (1) Hawco claw type bucket.
One (1) Conmaco 4000 lb. pile driving hammer.

Equipment on top of the steel shelter consists of the following:

One (1) Hawco claw type bucket.
One (1) Hendrix drag type bucket.
One (1) 40' pile driving leads located in a bracket constructed along the port side of the deckhouse roof.

SURVEY REPORT NO. 9812-1219

One (1) 17' aluminum boat with an Evinrude 25 HP outboard motor.
One (1) 50 KW generator powered by a General Motors 4-71 diesel engine. Two (2) fuel tanks of unknown capacity.

DECKHOUSE:

The deckhouse has two (2) doors, forward and aft, with sleeping quarters for nineteen (19) persons, a galley/mess area, and a washroom.

Interior of the deckhouse is furbished with prefinished wood paneling and wood trim.

Arrangements are as follows:

Forward to starboard is a restroom with two (2) toilets, two (2) shower stalls, and three (3) sinks.

Forward to port is a closet.

Aft to port is an office with one (1) desk, one (1) TV, and two (2) double bunks.

Aft to starboard is the galley/mess area which contains the following:

One (1) large double stainless steel sink.
One (1) stainless steel stove/oven.
One (1) double fryer.
One (1) Sharp microwave.
One (1) Scotsman ice maker.
Two (2) refrigerator/freezers.
Two (1) upright freezers.
Two (2) coffee makers.
Three (3) stools.
One (1) 15'x 5' table with fixed benches.
One (1) color TV.

Aft to port is a closet for dry stores.

Aft to port is a large bunkroom containing five (5) triple bunks and lockers.

Aft to port is two (2) closets for dry stores.

Cooling is effected through eight (8) window mounted air-conditioning units.

SURVEY REPORT NO. 9812-1219

ELECTRICAL:

Interior wiring is basket weave and circuit breakers and industrial/marine type incandescent/fluorescent.

TANK CAPACITIES:

Below deck tank capacities are as follows:

Two (2) fuel oil tanks..............2,513.28 USG each.
Two (2) fresh water tanks...........6,283 USG each.
One (1) fresh water tank............13,643 USG.


EXTERNAL CONDITION:

External coating of coal tar epoxy is in excellent condition.

Barge does not appear to have any significant corrosion, wastage, or major indents.

INTERNAL CONDITION:

Internals are in good condition and appear to have a good coating of epoxy.

No significant damage or corrosion was sighted.

VALUATION:

ESTIMATED PRESENT DAY FAIR MARKET VALUE
     AS OF DECEMBER 1, 1998...................................$575,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit [ILLEGIBLE] this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9812-1219

Estimated orderly liquidation value
     as of December 1, 1998.........................................$500,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to be condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for an independent fee basis and is no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Tom Payne

                                        BACHRACH, WOOD, PETER & ASSOCIATES, INC.

                                                          [SEAL]

                                        /s/ ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.

SURVEY REPORT NO. 9812-1219

TP:ktb

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]

December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
November 30, 1998

SURVEY REPORT NO. 9811-1215


                              SPUD BARGE "BH 101"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the spud barge "BH 101" (613616 official number, of 258 gross and net tons; Transcoastal Marine Services, Inc.
- reported owners) while subject vessel was lying afloat in a laden condition and moored at the facilities of H.B.H., Inc. in Harvey, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction in Houma, Louisiana during 1979.

Dimensions are: Length - 120', breadth - 36', depth - 7'.

The vessel has a flush deck, a square raked bow, a square raked stern, and a total of six (6) compartments consisting of one (1) bow rake compartment, four
(4) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made through a 4" raised deck type manhole fitted with a center bolt secured cover.

The hull is fitted with two (2) strakes of 11" formed plate rub rail which extends from the bow to the stern on both port and starboard sides.

SURVEY REPORT NO. 9811-1215

Port, starboard, and bow deck gunnels are fitted with a 38" coaming for the full length with freeing ports at random locations.

Deck fitting consists of the following:

One (1) 8" diameter cast steel double bitt is located in way of each stern corner.
Two (2) 36" cast steel kevels are ranged along both port and starboard sides. One (1) 24" cast steel kevel is located on both port and starboard sides of the bow.
One (1) 24" cast steel kevel is located to both port and starboard of the stern center line.
One (1) 16'x30' crane mat is located just forward of amidships.
One (1) 18"x18" spudwell fitted atop a 36" coaming, is located on each port and starboard and on the stern center line. Spudwells each contain one (1) 40' spud.
Two (2) heavy tow pads are located forward on both port and starboard sides.

CERTIFICATES/DOCUMENTS:

The vessel has on board the following certificates and/or documents:

United States Coast Guard Certificate of Documentation which is valid until 31 May 1999.

DECK EQUIPMENT:

Deck equipment consists of the following:

One (1) American, model No. 120B, triple drum winch powered by a General Motors
      4-71 diesel engine, through a Twin Disc, SP111HP1, drive.
One (1) American, model No. 9225, 125-ton pedestal mounted crane.
One (1) 40 KW Delco AC generator powered by a Detroit Diesel 4-71 engine.
One (1) 5 yard rehandling clam bucket.
One (1) 4 yard round nose digging bucket.

EXTERNAL CONDITION:

External coating of coal tar epoxy is in excellent condition.

Deck perimeter and deck fittings coating of yellow epoxy is in excellent condition.

Barge does not appear to have any significant corrosion, wastage, or major indents.

LIVING QUARTERS:

Located on deck is one (1) 27'x40' wooden building, having sleeping quarters for nineteen (19) persons.

SURVEY REPORT NO. 9811-1215

Forward to starboard is the head containing two (2) shower stalls, two (2) toilets, and three (3) sinks.

Forward to port are four (4) bunks and just to aft are fifteen (15) bunks.

Aft is the galley with the kitchen located forward and one (1) table with two
(2) built-in benches located aft.

In the building is the following equipment and/or machinery:

Two (2) Kenmore refrigerators.
One (1) Vulcan electric range.
One (1) Sharp carousel microwave.
One (1) Scotsman ice machine.
One (1) White-Westinghouse freezer.
One (1) Samsung, model FX505, fax machine.
Five (5) Whirlpool window air-conditioning units.
Two (3) Kenmore window air-conditioning units.

INTERNAL CONDITION:

Internals are in good condition and appear to have a good coating of Texaco compound H.

No significant damage or corrosion was sighted.

VALUATION:

Estimated present day fair market value
     as of November 30, 1998........................................ $425,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

SURVEY REPORT NO. 9811-1215

     3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of November 30, 1998.........................................$350,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to be condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Joseph L. Aveton

SURVEY REPORT NO. 9811-1215

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                      [SEAL]

                                        /s/  ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.





JLA:ktb

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]


December 11, 1998


Inspection-Ascertain
General Condition and
Fair Market Value
     as of
December 1, 1998


SURVEY REPORT NO. 9812-1218

                                  BARGE "BH 7"


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 1, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the deck barge "BH 7" (an undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in a laden condition and moored on Lake Pontchartrain in New Orleans, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 1, 1998.

NOTE: ALL SIZES, MEASUREMENTS, DISTANCES, ET CETERA, MENTIONED HEREIN ARE
      APPROXIMATE, UNLESS OTHERWISE SPECIFIED.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction by Alexander Shipyard. Date of construction was unknown at the time of survey.

Dimensions are: Length-120', breadth-30', depth-7'.

The vessel has a flush deck, a square raked bow, a square raked stern, and a total of six (6) compartments consisting of one (1) bow rake compartment, four
(4) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made through a flush deck type manhold fitted with a center bolt secured cover.

The hull is fitted with one (1) longitudinal strake of 16" formed plate rub rail which extends from the bow to the stern on both port and starboard sides.

SURVEY REPORT NO. 9812-1218

A 30" bin-wall extends from the bow to the stern on both port and starboard sides. A 30" removable bin-wall extends across the bow and stern.

Deck fittings consists of the following:

One (1) 10" double bitt on each corner of the barge hull.
Two (2) 36" kevels are ranged along both port and starboard sides.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents:

EXTERNAL CONDITION:

Bin-wall external coating is in fair to good condition.

Bin-wall internal coating is in fair to poor condition.

Deck plating inside bin-wall lightly washboarded with indents of 0 to 1" at random locations.

Deck plating outside bin-wall appears free of any notable indents.

Coaming caps show numerous mild to moderate indents.

Bin-wall vertical stiffeners are in good condition with the coating in fair to good condition.

Removable bin-wall contains moderate to heavy distortion with the coating in poor condition.

Rub rail contains indents of 0 to 1" at random.

INTERNAL CONDITION:

An internal inspection was not done due to the barge being loaded with water to a freeboard of approximately 20" at the time of the survey.

VALUATION:

Estimated present day fair market value
     as of December 1, 1998....................................$125,000.00

SURVEY REPORT NO. 9812-1218

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of December 1, 1998.........................................$100,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to be condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

SURVEY REPORT NO. 9812-1218

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Tom Payne


                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                      [SEAL]

                                        /s/  ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.




TP:ktb

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]


December 11, 1998


Inspection - Ascertain
General Condition and
Fair Market Value
     as of
December 2, 1998


SURVEY REPORT NO. 9812-1220


                                M/V "MISSY ANN"


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 2, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the M/V "MISSY ANN" (570690 official number; Home Port - New Orleans, Louisiana; of 35 gross and 24 net tons; Transcoastal Marine Services, Inc. - reported owners), while subject vessel was afloat and moored in Venice, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 2, 1998.

NOTE: ALL SIZES, MEASUREMENTS, DISTANCES, ET CETERA, MENTIONED HEREIN ARE APPROXIMATE, UNLESS OTHERWISE SPECIFIED.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction in Houma, Louisiana during 1975.

Overall dimension: Length-48', breadth-16.7', depth-5.8'.

The vessel is a typical twin screw, single engine, tugboat with a model bow, a transom stern, a flush deck, and a steel double level superstructure, which is used primarily inshore.

The hull is protected by means of two (2) strakes of rub rail fenders constructed of 10" formed plate. Additionally, the entire perimeter of the hull is protected by tires suspended by chains. The bow is additionally protected by rubber padding.

Bulwarks approximately 18" high extend around the entire perimeter of the vessel.

Access to lower hull spaces is made via flush deck manholes with center bolt covers.

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC LETTERHEAD]


SURVEY REPORT NO. 9810-1220

GENERAL CONSTRUCTION PARTICULARS: (continued)

Deck fittings consist of the following:

Two (2) 5" double bitts are located forward and aft on both port and starboard sides.
One (1) 12" H-bitt is located on the center line at the stern.
Two (2) BB, serves as BB 40 make up winches on the bow each with a 5 ton capacity.
One (1) 8" single bitt on the bow center line.
One (1) winch is located on bow center line.

A 3-tier handrail and stair system extends from the center line to approximately 15' abaft the bow around both port and starboard side of the pilothouse.

CERTIFICATES/DOCUMENTS:

Subject vessel has aboard the following certificates and/or documents:

United States Coast Guard Certificate of Documentation which is valid until 31 August 1999, documenting vessel for coastwise use.

SAFETY AND FIRE FIGHTING EQUIPMENT:

Lifesaving and fire equipment consists of the following:

Two (2) 30" ring buoys fitted with water lights.
An adequate complement of life preserves for the crew on board.
Four (4) ABC dry chemical fire extinguishers.
One (1) fire ax.

TANK CAPACITIES:

Diesel fuel oil.....................  3,500 gallons.
Water...............................  2,000 gallons.

PILOTHOUSE LEVEL:

The pilothouse is located on the upper level. Located atop the pilothouse are the following

One (1) mast with navigation lights.
Two (2) VHF antennas.
One (1) spotlight.
One (1) horn.
Running lights.

SURVEY REPORT NO. 9810-1220

The pilothouse contains the following equipment and/or furniture:

One (1) steering wheel.
Main engine controls.
Main engine gauges.
One (1) Standard Horizon Eclipse VHF radio transceiver.
One (1) Furuno, serial No. 864-4019 radar with a 48 mile range.
One (1) Sitex, model WR77, VHF radio.
Main engine emergency shut-downs.
Navigation light switch panel.
One (1) pilot stool.
One (1) Phillips TV.
One (1) compass.
One (1) bunk bed.
One (1) Kenmore window mounted air-conditioning unit.

Abaft the pilothouse is an open-type steering station which contains one (1) steering wheel and main engine controls.

MAIN DECK:

Main deck is located below the pilothouse level and is accessible through one
(1) watertight door.

Located forward is the galley which contains the following equipment:

One (1) Kenmore stove.
One (1) Kenmore refrigerator/freezer.
One (1) double stainless steel sink.
One (1) box fan.

Access to the engine room is via two (2) watertight door.

ELECTRICAL:

Electrical system is 110-volt run by a generator powered by a Detroit Diesel 2-71, keel cooled.

MACHINERY:

The vessel is twin screw. Propulsion machinery consists of one (1) Detroit Diesel V8 engine, driving two (2) 3 blade stainless steel propellers through Twin Disc, model MG5 marine reverse/reduction gears with 4:1 ratio. Engine is keel cooled.

SURVEY REPORT NO. 9812-1220

CONDITION:

The hull coating is in good condition with minor indents and scratches.

Vessel is in good condition.

VALUATION:

Estimated present day fair market value
     as of December 2, 1998........................................ $ 95,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of December 2, 1998.........................................$ 75,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the vessel appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to be condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

SURVEY REPORT NO. 9812-1220

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for an independent fee basis and is no way contingent upon the values reported herein.

survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Wade R. Olsen

                                        BACHRACH, WOOD, PETER & ASSOCIATES, INC.

                                                          [SEAL]

                                        /s/ ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.




WRO:rtb

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

            [BACHRACH, WOOD, PETERS, & ASSOCIATES, INC. LETTERHEAD]




December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
November 30, 1998

SURVEY REPORT NO. 9811-1217

                               M/V "DANNY BOY II"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the M/V "DANNY BOY II" (519558 official number; of 21 gross and 14 net tons; Transcoastal Marine Services, Inc. - reported owners), while subject vessel was afloat and moored at the facilities of H.B.H., Inc. in Harvey, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of November 30, 1998.

NOTE: ALL SIZES, MEASUREMENTS, DISTANCES, ET CETERA, MENTIONED HEREIN ARE
      APPROXIMATE, UNLESS OTHERWISE SPECIFIED.

GENERAL CONSTRUCTION PARTICULARS:

     The vessel was built of all welded steel construction in Harvey, Louisiana during 1969.

     Registered dimensions: Length - 36.5', breadth - 14.0', depth - 4.7'.

     The vessel is a typical inshore fleet push boat with a square raked bow with 5' push knees, a transom stern, a flush deck, and a steel double level superstructure located amidship.

     The hull is protected by means of one (1) rub rail fender constructed of 11" double formed plate. The bow and bow corners have heavy duty rubber bumpers. Thirty-seven (37) tires, suspended by chain, are located on the stern, and port and starboard sides.

     The vessel is framed transversely and stiffened longitudinally.

     Bulwarks approximately 12" high are located around the entire perimeter of the vessel.

SURVEY REPORT NO. 9811-1217

Deck fittings consist of the following:

Two (2) 5" H-bitts are located on each port and starboard sides and one (1) on bow center line.
One (1) 9" H-bitt is located on the center line at the stern.
Two (2) BeeBee spur gear make up winches are located on the bow.

A 1-tier handrail and stair system extends from the forward deck to the pilothouse with a 2-tier handrail around the pilothouse.

Lower level of superstructure is not used.

CERTIFICATES/DOCUMENTS:

Subject vessel has aboard the following certificates and/or documents:

A Federal Communications Commission License which is valid until 18 September 2006.

United States Coast Guard Certificate of Documentation which is valid until May 1999.

SAFETY AND FIRE FIGHTING EQUIPMENT:

Lifesaving and fire equipment consists of the following:

Two (2) 30" ring buoys.
Two (2) Type III, ABC dry chemical fire extinguishers.

TANK CAPACITIES:

Diesel fuel oil ...............  1,000 gallons.

Access to lower hull spaces is made via 4" raised deck manholes with center bolt covers.

PILOTHOUSE LEVEL:

The pilothouse is located on the upper level. Located atop the pilothouse is the following:

One (1) mast with navigation lights.
Two (2) VHF antennas.
One (1) spotlight.
One (1) horn.

SURVEY REPORT NO. 9811-1217

The pilothouse contains the following equipment and/or furniture:

One (1) steering wheel.
Main engine controls.
Main engine gauges.
Two (2) Standard Horizon VHF radio transceivers.
Main engine emergency shut-downs.
Navigation light switch panel.
One (1) pilot stool.
One (1) Motorola Company radio.
One (1) SiTex, model T-170, radar.
One (1) General Electric 9" TV.
One (1) bed.
One (1) Whirlpool window air-conditioning unit.
One (1) Kenmore refrigerator.


ELECTRICAL

Electrical system is 12-volt powered by two(2) main engine driven alternators and six (6) 12-volt batteries.

MACHINERY:

The vessel is single screw. Propulsion machinery consists of one (1) Detroit Diesel 8-71 engine rated at 400 HP. Engine is keel cooled.

Located on deck is one (1) Lima Magna Plus, model 281FSL1501, 120-volt AC generator, 31 amp, powered by a Kuboto, model D590, 6-cylinder F1 diesel engine.

CONDITION:

Hull coating of coal tar epoxy is in good condition.

Side plating contains few indents of 0 to 1".

Rub rail is in good condition.

Handrail is in good condition.

Pilothouse is well coated with white paint with no noted indents.

Deck is well coated with red paint.

SURVEY REPORT NO. 9811-1217

VALUATION:

ESTIMATED PRESENT DAY FAIR MARKET VALUE
     AS OF NOVEMBER 30, 1998........................................ $ 75,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

ESTIMATED ORDERLY LIQUIDATION VALUE
     AS OF NOVEMBER 30, 1998.........................................$ 60,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the vessel appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

SURVEY REPORT NO. 9811-1217

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Joseph L. Aveton


                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                      [SEAL]

                                        /s/  ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.




JLA:ktb

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

                                  SCHEDULE 7.5
                                   LITIGATION


Sirpi Alusteel Construction, Ltd. v. Dickson GMP International

This case involves a contractual dispute in which Dickson has filed a cross claim that if successful would eliminate any damages alleged by Sirpi and in addition would result in a monetary judgement in favor of Dickson. We have been told by counsel for Dickson that maximum exposure in this case is approximately $95,000.00 (NINETY-FIVE THOUSAND AND NO/00 DOLLARS).

Dr. Abdo Husseiny, et al v. United Gas Pipeline Company, et al.

This is a class action lawsuit filed in 1994 as a result of a gas leak in St. John the Baptist Parish in Louisiana. Approximately 7858 plaintiffs have joined the class and are seeking damages ranging from $500.00 to $2500.00 each. The liability portion of the case was tried to the bench. The court found Woodson 75% at fault and assessed punitive damages on a one to one ratio. Punitive damages are uninsured. The case was appealed to the Fifth Circuit Court of Appeals and writs were denied. We are currently negotiating with our underwriter to approach the plaintiff with a settlement offer in which the entire case (including punitives) would be settled within policy limits with Woodson offering a cash contribution to the settlement. Such cash contribution would not have a material impact on the operations of the Company. If we do not reach a settlement, this case would begin trial in March of 1999. For the court to hear all 7858 cases, trial could potentially extend for three to seven years.

                                SCHEDULE 7.6(d)
                          RIGHTS IN PROPERTIES; LIENS


ALL OF THE PROPERTY AND COLLATERAL OF THE BORROWERS AND THEIR SUBSIDIARIES
WHICH ARE REASONABLY NECESSARY FOR THE OPERATION OF THEIR BUSINESSES ARE IN GOOD WORKING CONDITION AND ARE MAINTAINED IN ACCORDANCE WITH PRUDENT BUSINESS STANDARDS WITH THE FOLLOWING EXCEPTION:

The Atchafalaya Bay is currently out of class and in process of being refurbished. The Company's intention is to spend an additional $2,000,000 by March 31, 1999, to bring the vessel into class and ready to be a first class Jetting Barge.

                                  SCHEDULE 7.9
                                 DEBT AND LIENS



The Borrowers and their Subsidiaries have no Debt as defined in the Credit Agreement, except as disclosed below:

-----------------------------------------------------------------------------------
          LENDER                                      COLLATERAL/LIEN
-----------------------------------------------------------------------------------
1.   MR. & MRS. MARCUS DICKSON                      3 1/2 acres of land @
     MORTGAGE-Dickson GMP                           4001 Woodland Highway
     $313,786 OUTSTANDING AT 11-30-98                  New Orleans, LA

2.   TRANSAMERICA INSURANCE FINANCE-                      Unsecured
     TransCoastal Marine Services, Inc.
     $2,042,730 OUTSTANDING AT 11-30-98

3.
     (Intentionally Deleted)



4.   ENRON CAPITAL & TRADE RESOURCES         Subordinated lien on all Equipment and
     CORP.-TransCoastal Marine Services,             Accounts Receivables
     Inc.
     $20,000,000 SUBORDINATED DEBT IN
     PLACE AT CLOSING

5.   HELLER FINANCIAL, INC.-TransCoastal     First lien on Certain Marine Vessels and
     Marine Services, Inc.                         other Non-marine Equipment
     $35,000,000 TERM LOAN IN PLACE AT
     CLOSING

6.   WOODSON FAMILY-Woodson Company                        Unsecured
     $1,091,907 OUTSTANDING AT 11-30-98

7.   NEW COURT FINANCIAL-Dickson GMP                        Forklift
     $73,513 OUTSTANDING AT 11-30-98

8.   NEW COURT FINANCIAL-DICKSON GMP                        Forklift
     $75,298 OUTSTANDING AT 11-30-98

9.   LCA FINANCIAL-DICKSON GMP                      990 CFM Air Compressor
     Dickson GMP $46,853 OUTSTANDING AT
     11-30-98
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                 SCHEDULES 7.10
                                     TAXES

The Borrowers and their Subsidiaries have the following pending federal and state tax investigations underway:

   ---------------------------------------------------------------------------------
   ENTITY AND YEARS UNDER INVESTIGATION           TYPE OF TAX AND TAXING AUTHORITY
   =================================================================================
1.   CSI - Years ending May 31, 1996                   Federal Income Tax-I.R.S.
     and 1997

2.   Red Fox of New Iberia, Inc. - Years
     ending December 31, 1996, 1997, 1998              Sales Tax-State of Louisiana

3.   HBH, Inc. - Years ending December
     31, 1995 and 1996                                 Sales Tax-State of Louisiana

4.   Dickson GMP Limited, Inc. - Years
     ending December 31, 1994, 1995, and
     1996                                              Sales Tax-State of Louisiana
   ---------------------------------------------------------------------------------

                                 SCHEDULE 7.14
                                  SUBSIDIARIES

NAME                                   STATE OF INCORPORATION        % OWNERSHIP
----                                   ----------------------        -----------
TransCoastal Marine Services of LA, Inc.      Louisiana                    100%

The Red Fox Companies of New Iberia, Inc.     Louisiana                    100%

Woodson Construction Company                  Louisiana                    100%

Hargett Mooring & Marine, Inc.                Louisiana                    100%

EnviroSystems, Inc.                           Louisiana                    100%

Kori Corporation                              Louisiana                    100%









CSI Hydrostatic Testers, Inc.                 Delaware                     100%

TransCoastal Vessels, Inc.                    Delaware                     100%

TransCoastal Ventures, Inc.                   Delaware                     100%
       TransMar, LLC                          Delaware                      60%

Dickson GMP International, Inc.               Louisiana                    100%

        Dickson Marine, Inc.                  Louisiana                    100%
        Dickson Nigeria, Ltd.                 Nigeria                      100%
        Servicios y Construcciones Petroleras
        Ventura, C.A.                         Venezuela                    100%
        Ventura Resources, Inc.               Louisiana                    100%

                                 SCHEDULE 7.20

                             ENVIRONMENTAL MATTERS

(a)  None known

(b)  None known

(c) Hazardous Waste such as: spent paint and solvents are stored in specific areas for transportation to approved disposal facilities. TCMS Senior Environmental Specialist has inspected the disposal facility for compliance with regulations and permits.

(d)  None known

(e)  None known

(f)  None known

(g)  None known

(h)  None known

                                 SCHEDULE 7.22
                               INSURANCE COVERAGE


PLease see attached.

                       TRANSCOASTAL MARINE SERVICES, INC.
                        COMPREHENSIVE GENERAL LIABILITY

LIMITS OF LIABILITY:     $1,000,000 PER OCCURRENCE
                         $2,000,000 GENERAL AGGREGATE
                         $2,000,000 PRODUCTS/COMPLETED OPS AGGREGATE
                         $1,000,000 FIRE LEGAL LIABILITY
                         $    5,000 MEDICAL PAYMENTS PER PERSON

PREMIUM BASIS:        ESTIMATED GROSS RECEIPTS:  $167,300,000.

RATE/DEDUCTIBLE OPTIONS:

DEDUCTIBLE     STOP LOSS       RATE      PREMIUM        TAX           TOTAL
----------     ---------       ----      -------        ---           -----
 $25,000        $125,000      .1804%    $301,809     $15,090.45     $316,899.45
 $25,000        $250,000      .165%     $276,045     $13,802.25     $289,847.25
 $25,000        $NIL          .150%     $250,950     $12,547.50     $263,497.50
 $50,000        $300,000      .135%     $225,855     $11,292.75     $237,147.75
 $50,000        $NIL          .120%     $200,760     $10,038.00     $210,798.00

COVERAGE INCLUDES: ACTIONS OVER
FULL OCCURRENCE FORM, INCLUDING PRODUCTS/COMPLETED OPERATIONS
BROAD FORM GENERAL LIABILITY, ISO DEFINITION OF INSURED CONTRACT
BROAD FORM NAMED INSURED
INSURED OPERATIONS: "ALL OPERATIONS OF NAMED INSURED & SUBSIDIARIES"
NO EXCLUSION FOR PUNITIVE DAMAGES
"PER PROJECT" AND "PER LOCATION" ENDORSEMENT AVAILABLE AS REQUESTED
DEFENSE IS IN ADDITION TO POLICY LIMITS
XCU HAZARDS; UGR&E; BLOWOUT & CRATERING
WORLDWIDE TERRITORY (FOR SUITS BROUGHT WITHIN THE U.S.)
SEEPAGE & POLLUTION - TIME ELEMENT - 7-DAY DISCOVERY, 30-DAY REPORTING
BLANKET WAIVER OF SUBROGATION, ADDITIONAL INSURED & 60-DAY N.O.C.
PRIMARY INSURANCE CLAUSE AS REQUIRED BY CONTRACT
IN REM, GULF OF MEXICO, AND NON-OWNED WATERCRAFT EXTENSIONS
ALL OWNED BOATS 26' & UNDER (INCLUDING DEBRIS REMOVAL)
NO EXCLUSION UNDER CONTRACTUAL FOR WORK WITHIN 50' OF RAILROADS
CROSS SUITS
LIMITED EMPLOYEE BENEFITS LIABILITY - $1,000,000 AGGREGATE
CARE, CUSTODY, CONTROL EXCLUSION DELETED
DELETE THE "DAMAGE TO YOUR WORK" EXCLUSION (WORK MUST HAVE BEEN DELIVERED TO THE
   BUYER, AND THE ASSURED MUST BE LEGALLY LIABLE TO PAY). THIS ADDITIONAL COVERAGE HAS A SEPARATE $25,000 DEDUCTIBLE PER CLAIM.
FELLOW EMPLOYEE EXCLUSION DELETED
UNINTENTIONAL ERROR/FAILURE TO DISCLOSE CLAUSE
SHIPREPAIRERS LEGAL LIABILITY
ENVIROSYSTEMS: RETRO DATE OF 6/30/94
REMOVE PROFESSIONAL EXCLUSION FOR TRANSMAR ONLY, SUBJECT TO $50,000 DED.

EXCLUDING: P&I, PCB'S, ASBESTOS, E&O, D&O, LEASED EMPLOYEES, FORMALDEHYDE,
   NUCLEAR, EMPLOYMENT PRACTICES.

SECURITY:  STEADFAST INSURANCE COMPANY
           ZURICH-AMERICAN INSURANCE GROUP (BEST RATING A+:XIV)

        TRANSCOASTAL MARINE SERVICES, INC.

                            COMMERCIAL AUTO COVERAGE

LIABILITY               :$1,000,000 COMBINED SINGLE LIMIT
MEDICAL PAYMENTS        :$5,000
UNINSURED MOTORISTS     :$1,000,000
HIRED AND NON-OWNED     :$1,000,000 COMBINED SINGLE LIMIT
COMPREHENSIVE           :SEE BELOW
COLLISION               :SEE BELOW
--------------------------------------------------------------------------------

DESCRIPTION OF VEHICLES:  PER SCHEDULE PROVIDED BY INSURED

     AUTO LIABILITY RATING BASE:  POWER UNITS - 125.
                                  $5,000 DEDUCTIBLE ON LIABILITY.
                                  COMPOSITE RATE AT $516.32.

     AUTO PHYSICAL DAMAGE:    $500 DEDUCTIBLE COMPREHENSIVE &
                              $500 COLLISION FOR ALL LIGHT TRUCKS
                              AND PRIVATE PASSENGER UNITS, MODEL
                              YEAR 1994 AND NEWER. $5,000 DEDUCTIBLE
                              COMPREHENSIVE AND COLLISION FOR ALL
                              OTHER UNITS. RATING BASE: 75 UNITS.
                              COMPOSITE RATE AT $270.


PREMIUM:     $74,515.00 LIABILITY/MED PAY/U.M.
             $20,249.00 PHYSICAL DAMAGE
             ----------
             $94,764.00 TOTAL


COVERAGES INCLUDE:  SYMBOL 1 ON LIABILITY - ALL AUTOS
                    BLANKET WAIVER OF SUBROGATION
                    BLANKET ADDITIONAL INSURED
                    BLANKET PRIMARY INS CLAUSE
                    60-DAY NOTICE OF CANCELLATION
                    HIRED/NON-OWNED COVERAGES, INCLUDING PHYSICAL DAMAGE
                      ON RENTAL CARS ($35,000 PD LIMIT)
                    BROAD FORM NAMED INSURED
                    FELLOW EMPLOYEE COVERAGE
                    MCS-90 & STATE FILINGS AVAILABLE AS REQUIRED
                    LIMITED POLLUTION - VEHICLE OVERTURN OR COLLISION CA9948 - BROADENED POLLUTION
                    UNINTENTIONAL FAILURE TO DISCLOSE
                    EMPLOYEES AS ADDITIONAL INSUREDS


SECURITY: ZURICH AMERICAN INSURANCE COMPANY OF ILLINOIS     10/12/98
          ZURICH-AMERICAN INSURANCE GROUP (BEST RATING A+:XIV)

                       TRANSCOASTAL MARINE SERVICES, INC.
                        HULL AND PROTECTION & INDEMNITY

I.   HULL & MACHINERY:   TOTAL VALUE OF $74,772,000 PER ATTACHED SCHEDULE
                         INCLUDING COLLISION & TOWERS
                         BREAKDOWN:     WOODSON        $  2,039,500
                                        HBH, INC.      $ 24,865,000
                                        CSI HYDRO.     $ 24,195,000
                                        RED FOX        $    972,500
                                        TRANSCOASTAL   $ 22,700,000
                                        SPUD UNITS     $    665,000



     DEDUCTIBLE:         $5,000 FOR ALL VESSELS, EXCEPT:
                         $50,000 FOR ALL VESSELS VALUED OVER $1,000,000

-------------------------------------------------------------------------------

II.  PROTECTION & INDEMNITY:  $1,000,000 LIMIT PER OCCURRENCE
                              INCLUDING EXCESS TOWERS & COLLISION
                              SP-23 FORM

     DEDUCTIBLE:        $10,000

-------------------------------------------------------------------------------

PREMIUM:  WOODSON:            $ 40,142 HULL           $ 30,240 P&I
          HBH, INC.:          $226,619 HULL           $ 73,440 P&I
          CSI:                $195,423 HULL           $ 12,960 P&I
          RED FOX:            $ 20,663 HULL           $ 21,600 P&I
          TRANSCOASTAL:       $177,980 HULL           $ 13,770 P&I
                              --------                --------
                  TOTAL:      $660,827 HULL           $152,010 P&I


                    PREMIUM TOTAL:     $812,837.00


HULL DEDUCTIBLE OPTIONS:      $50,000 DEDUCTIBLE - 10% PREMIUM CREDIT
                              $100,000 DEDUCTIBLE - 15% PREMIUM CREDIT


SECURITY: MOAC/BOSTON OLD COLONY (BEST RATING:   A-:XIV)      10/15/98

              HULL AND PROTECTION & INDEMNITY - TERMS & CONDITIONS

INCLUDES: AGREED VALUE ON HULL AMOUNTS
          PARTS REMOVED CLAUSE
          AFFILIATED COMPANIES CLAUSE
          BLANKET ADD'L INSURED & WAIVER OF SUBROGATION, 60-DAY N.O.C. BLANKET PRIMARY INSURANCE CLAUSE
          AUTOMATIC ACQUISITION CLAUSE FOR PURCHASE OR CHARTER PRIVILEGE TO CHARTER CLAUSE
          CROSS LIABILITY CLAUSE.
          CONTRACTUAL LIABILITY
          SEEPAGE & POLLUTION (B.I. & CARGO), EXCLUDING O.P.A., CERCLA INCHMAREE EXTENDED TO PROVIDE COVERAGE FOR NEGLIGENCE OF
            CHARTERS AND/OR REPAIRERS, ALSO EXTENDED TO PROVIDE COVERAGE FOR CONTACT WITH AIRCRAFT.
          BLOWOUT & CRATERING
          DELIBERATE DAMAGE (POLLUTION) INCLUDING EQUIPMENT, GEAR,
            MACHINERY DAMAGE
          BURIAL EXPENSES CLAUSE
          IN REM/IN PERSONAM LIABILITY
          CARGO LEGAL LIABILITY
          VESSEL IN DISTRESS CLAUSE
          SISTERSHIP CLAUSE
          TANKERMANS CLAUSE
          DELETE THE EXCEPTIONS "OTHER THAN AN ASSURED, AND "AS OWNER
            OF VESSEL" AS REQUIRED BY CONTRACT
          SUE & LABOR PROVISIONS NOT TO APPLY TO ADDITIONAL INSURED IF
            REQUIRED IN CONTRACT
          REPAIRS & ALTERATIONS CLAUSE
          TOWAGE EXCLUSIONS DELETED
          BOOM COVERAGE ENDORSEMENT, OVERWEIGHT EXCLUSION DELETED
          BROAD FORM NAMED INSURED ENDORSEMENT
          STRIKES, RIOTS & CIVIL COMMOTIONS, & MALICIOUS DAMAGE CLAUSES EXTENDED ADVENTURES & PERILS CLAUSE
          EACH VESSEL DEEMED TO BE SEPARATELY INSURED
          LEASED EQUIPMENT CLAUSE
          SUBJECT TO AMERICAN HULL INS. SYNDICATE LINER NEGLIGENCE
            CLAUSE
          VOLUNTARY REMOVAL OF WRECK/DEBRIS
          NO EXCLUSION FOR PUNITIVE DAMAGES

THIS INSURANCE AUTOMATICALLY EXTENDS TO COVER ANY VESSELS AND/OR CRAFT
     OF A SIMILAR AGE & NATURE TO THAT INSURED HEREUNDER, WHICH HAVE BEEN PURCHASED, LEASED, RENTED, TIME OR BAREBOAT CHARTERED BY INSURED SUBJECT TO ADVICE TO UNDERWRITERS, AT TERMS AND RATES TO BE AGREED.

POLICY WILL PROVIDE LIABILITY COVERAGE FOR INSURED COMPANIES, EXCESS OF
     THE $500,000 LIMIT CARRIED BY McDONOUGH MARINE, UP TO $1,000,000 COMBINED TOTAL LIMITS. INSURED COMPANIES TO BE NAMED & WAIVED BY McDONOUGH MARINE. COVERAGE APPLIES ONLY TO RENTED BARGES.

                       TRANSCOASTAL MARINE SERVICES, INC.

                          CHARTERERS' LEGAL LIABILITY
                             WHARFINGERS LIABILITY



LIMIT OF LIABILITY:                $ 1,000,000

DEDUCTIBLE:                        $25,000

RATE:                              FLAT, NO ADJUSTMENT

PREMIUM:                           $15,000

NOTE: COVERAGE IS PROVIDED FOR BOTH DOMESTIC AND FOREIGN OPERATIONS. FOR FOREIGN LIABILITY, UNDERWRITERS REQUIRE A COPY OF THE HULL/P&I POLICY SERVING AS PRIMARY COVERAGE FOR TWO LIFTBOATS CHARTERED BY DICKSON GMP INT'L LOCATED OFFSHORE NIGERIA

SECURITY:      MOAC/BOSTON OLD COLONY

                                                                         10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.


                       WATER QUALITY INSURANCE SYNDICATE
                           VESSEL POLLUTION COVERAGES


LIMITS OF LIABILITY:

  OIL POLLUTION ACT OF 1990 - TO $5,000,000 PER VESSEL OR STATUTORY
      LIMIT

  CERCLA ($300 PER GROSS TON - $500,000 LIMIT)


SCHEDULE OF VESSELS:                    SEE ATTACHED


BLANKET WAIVER OF SUBROGATION AND ADDITIONAL INSURED.
SPUD PARGE BUYBACK ENDORSEMENT B
FOREIGN TRADE CLEAN-UP ENDORSEMENT - MEXICO & TRINIDAD

LIMITED OPA '90 CIVIL PENALTY CLAUSE - $500 DEDUCTIBLE/ACCIDENT

ANNUAL PREMIUM                $ 38,001.77    OPA/CERCLA
                                 1,140.05    CIVIL PENALTY
                              -----------
                              $ 39,141.82
                                                                        10/22/98

                       TRANSCOASTAL MARINE SERVICES, INC.
                              COMMERCIAL UMBRELLA




LIMIT OPTIONS:      $ 50,000,000 EXCESS OF ALL UNDERLYING COVERAGES


PREMIUM:            $ 400,000


TERMS & CONDITIONS:      $100,000 S.I.R.
                         FOLLOWS FORM OF UNDERLYING COVERAGES
                         EXCLUDES PUNITIVE DAMAGES
                         DROP DOWN ENDORSEMENT, REMOVING REQUIREMENT TO MAKE
                              REASONABLE EFFORT TO REINSTATE EXHAUSTED LIMITS
                         BLANKET WAIVER OF SUBROGATION
                         BLANKET ADDITIONAL INSURED
                         BLANKET 60-DAY NOTICE OF CANCELLATION
                         REMOVAL OF EXCLUSION FOR TREBLE & MULTIPLE DAMAGES


UNDERLYING COVERAGES AND LIMITS:   DOMESTIC & FOREIGN
     EMPLOYERS LIABILITY                $1,000,000/1,000,000/1,000,000
     MARITIME EMPLOYERS LIABILITY       $1,000,000/1,000,000
     GENERAL LIAB./SHIPREPAIRERS        $1,000,000/2,000,000/2,000,000
     AUTOMOBILE LIABILITY               $1,000,000 C.S.L.
     PROTECTION & INDEMNITY             $1,000,000
     CHARTERERS/WHARFINGERS             $1,000,000
     VESSEL POLLUTION/WQIS              $5,000,000




SECURITY:           RELIANCE NATIONAL INSURANCE COMPANY (A-XIII)         10/8/98
                    BOSTON OLD COLONY/MOAC (A-XIV)
                    ZURICH INSURANCE COMPANY, U.S. BRANCH

                       TRANSCOASTAL MARINE SERVICES, INC.
                              COMMERCIAL PROPERTY


SPECIAL "ALL RISK" FORM, EXCLUDING QUAKE
BLANKET LIMITS, AGREED AMOUNT ENDORSEMENT (SUBJECT TO SURVEY AT
     INSUROR'S EXPENSE TO DETERMINE ACCEPTABILITY OF LIMITS)
$250,000 SUBLIMIT ON FLOOD
$5,000 DEDUCTIBLE / $10,000 FOR FLOOD
INCLUDES BLANKET WAIVER OF SUBROGATION, ADDITIONAL INSURED, 60-DAY NOC 60% COINSURANCE LOSS OF RENTS
$10,000 AUTOMATIC COVERAGE FOR POLLUTION CLEAN-UP


TOTAL ALL VALUES, PER SCHEDULE:    $5,174,500     REAL PROPERTY
                                   $1,761,850     CONTENTS/PERSONAL PROPERTY
                                   $  162,950     DICKSON EDP EQUIPMENT
                                   $  284,000     LOSS OF RENTS
                                   $  250,000     VALUABLE PAPERS
                                   $  250,000     FLOOD SUBLIMIT
                                   ----------
                    TOTAL          $7,883,300

ADJUSTABLE RATE:              .28 PER $100 OF VALUE

ADDITIONAL COVERAGES:         ORDINANCE OR LAW         $1,000,000
                              BLANKET EXTRA EXPENSE    $1,000,000

PREMIUM:       BUILDINGS, CONTENTS, ETC.          $22,073.00
               ORDINANCE/EXTRA EXPENSE            $ 7,000.00 FLAT
                                        TOTAL     ----------
                                                  $29,073.00


SECURITY:      MOAC/BOSTON OLD COLONY (A-:XIV)                           10/9/98

                       TRANSCOASTAL MARINE SERVICES, INC.

                            BUILDER'S RISK COVERAGE

LIMIT OF LIABILITY:      $5,000,000 PER DISASTER
                         $1,000,000 TRANSIT COVERAGE
                         $2,000,000 FLOOD & QUAKE
                         $2,000,000 TRENCHING SUBLIMIT


DEDUCTIBLE:         $25,000 ANY ONE JOB, INCLUDING FLOOD & QUAKE
                    $5,000 TRANSIT

TERMS & CONDITIONS:      QUARTERLY REPORTING OF INSTALLATION RECEIPTS TO
                         INCLUDE VALUE OF CUSTOMERS' PIPE

                         MOAC REQUIRES ADVANCE NOTICE OF ANY JOB OVER
                         $2,000,000 IN SIZE TO BE COVERED HEREUNDER

                         BLANKET WAIVERS OF SUBROGATION

RATE:     A)   .10% -  LAND

          B)   .20% -  WATER

MINIMUM & DEPOSIT PREMIUM:    $10,000.00




SECURITY:           MOAC/BOSTON OLD COLONY   (A-:XIV)       10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.

                          HULL BUILDER'S RISK COVERAGE



LIMIT OF LIABILITY:         $3,000,000

RATE:       .08 PER MONTH ON COMPLETED VALUES

DEDUCTIBLE PER ACCIDENT:     1%

REPORTING:  MONTHLY

MINIMUM & DEPOSIT PREMIUM:      $2,600.00




SECURITY:         MOAC/BOSTON OLD COLONY   (A-:XIV)   10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.
                                TRANSIT COVERAGE

LIMITS:  $500,000 ON EQUIPMENT OF OTHERS BEING TRANSPORTED ABOARD
                   INSURED'S OWNED/OPERATED WATERCRAFT


COVERAGES:   ALL RISK, INCLUDING THEFT
             WATERCRAFT EXCLUSIONS DELETED


DEDUCTIBLE:   $5,000





PREMIUM:    $5,000.00 FLAT





SECURITY:        MOAC/BOSTON OLD COLONY   (A-:XIV)           10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.
                         CONTRACTORS EQUIPMENT COVERAGE



LIMITS OF LIABILITY:   $15,004,844 OWNED EQUIPMENT (PER SCHEDULE)
                       $2,000,000 RENTAL EQUIPMENT
                       $1,000,000 LIFT LIABILITY, OVERWEIGHT EXCL.
                                   DELETED
                       $250,000 FLOOD SUBLIMIT


DEDUCTIBLE:    2% OF VALUES, MINIMUM $1,000 AND MAXIMUM $10,000
               $25,000 ON BOOM FOR RED FOX CRANE VALUED $650,000
               $25,000 ON BOOM FOR HBH RENTAL CRANE VALUED $695,000
               $5,000 ON RENTAL EQUIPMENT
               $10,000 ON DOMESTIC & $25,000 ON FOREIGN LIFT LIABILITY
               $10,000 ON FLOOD


RATES:         .58% OF VALUE ON OWNED EQUIPMENT
               .78% OF COST OF HIRE ON RENTAL EQUIPMENT
               1.00% WITH BOOM & OVERWEIGHT COVERAGE


TERMS & CONDITIONS:      WATERBORNE COVERAGE PROVIDED
                         ANNUAL ADJUSTMENT ON RENTAL EQUIPMENT
                         BLANKET WAIVER OF SUBROGATION
                         BLANKET ADDITIONAL INSURED
                         WORLDWIDE COVERAGE
                         60-DAY NOTICE OF CANCELLATION
                         BLANKET LIMITS, AGREED AMOUNT ENDORSEMENT
                              (SUBJECT TO SURVEY AT COMPANY EXPENSE)


PREMIUM:           $87,028.00  OWNED EQUIPMENT

                    $5,000.00  M&D ON RENTAL EQUIPMENT

                   $15,000.00  FLAT ON LIFT LIABILITY
                   -----------

           TOTAL  $107,028.00



SECURITY:         MOAC/BOSTON OLD COLONY  (A-:XIV)          10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.
                  AIRCRAFT LIABILITY AND HULL PHYSICAL DAMAGE




AIRCRAFT INSURED:     1981 CESSNA 185 SEAPLANE, #N6860N


LOCATION:  BELLE CHASSE, LA


PILOT INFORMATION:  DENNIS SISUNG, OR ANY PILOT WITH 1,000 HOURS
      TOTAL TIME, 350 HOURS IN SEAPLANE, AND 50 IN MAKE & MODEL.


LIMITS:    $5,000,000 CSL LIABILITY
           $1,000,000 SUBLIMIT PER PASSENGER
           $120,000 HULL VALUE


DEDUCTIBLE:   $250 NOT-IN-MOTION
              $12,000 IN MOTION



INCLUDES:   BLANKET WAIVER OF SUBROGATION, ADDITIONAL INSURED, AND
               60-DAY NOTICE OF CANCELLATION



PREMIUM:     $6,549.00 PREMIUM (25% MINIMUM EARNED)
             $  250.00 POLICY FEE
             ---------
             $6,799.00 TOTAL



SECURITY:    U.S. SPECIALITY (A+:VIII) RANGER (A-:VIII)  10/8/98

                 ENVIROSYSTEMS, INC. - POLLUTION & PROFESSIONAL
              (GENERAL LIABILITY IS PROVIDED WITHIN THE STEADFAST
                          QUOTATION FOR TRANSCOASTAL)

COVERAGE FORM:      CLAIMS-MADE

RETROACTIVE DATE:   7/26/93 ON POLLUTION/PROFESSIONAL

LIMIT:    POLLUTION/PROFESSIONAL:  $1,000,,000 OCCURRENCE/$2,000,000
AGGREGATE

DEDUCTIBLE:    POLLUTION/PROFESSIONAL:  $25,000

COVERAGES:     ZURICH'S PROFESSIONAL ENVIRONMENTAL CONSULTANTS POLICY.
               PROFESSIONAL LIABILITY; CONTRACTORS ENVIRONMENTAL IMPAIRMENT
               DEFENSE FOR POLLUTION/PROFESSIONAL IS WITHIN POLICY LIMITS
               ACTIONS OVER (POLLUTION LIABILITY ONLY)
               CIRCUMSTANCE REPORTING WITH NO SUNSET CLAUSE
               WORLDWIDE TERRITORY
               BROAD FORM CONTRACTUAL INCLUDING VICARIOUS LIABILITY
               BLANKET ADDITIONAL INSURED (POLLUTION LIABILITY ONLY)
               SPECIFIC WAIVER OF SUBROGATION
               60-DAY NOTICE OF CANCELLATION
               MUTUAL PRIOR AGREEMENT ON SELECTION OF CLAIMS COUNSEL
               CLEAN-UP COSTS
               COMPLETE RADIOACTIVE COVERAGE, SUBJECT TO NUCLEAR EXCLUSION
               FULL ASBESTOS COVERAGE
               MEDIATION CREDIT
               NO EXCLUSION FOR SUPERFUND
               NO EXCLUSIONS FOR UNDERGROUND STORAGE TANK WORK
               PRIMARY INSURANCE WORDING AS REQUIRED BY CONTRACT.
               POLICY PROVIDES COVERAGE FOR WORK SUBBED OUT FROM TRANSCOASTAL
                      COMPANIES
               COVERAGE EXCLUSIONS:
                  FRAUDULENT/INTENTIONAL ACTS
                  NON-COMPLIANCE  WITH STATUTES, ETC.
                  CROSS LIABILITY
                  DISCRIMINATION
                  PATENT/COPYRIGHT INFRINGEMENT
                  EXPRESS WARRANTIES/GUARANTEES
                  PUNITIVE DAMAGES
                  WATERCRAFT/AIRCRAFT
                  WAR, CIVIL UNREST
                  PRODUCTS LIABILITY
                  PROPERTY DAMAGE TO THE NAMED INSURED'S WORK
                  PROFESSIONAL LIABILITY FOR FAULTY WORKMANSHIP/CONSTRUCTION

EXCLUDING:      ANY LOSS AS A RESULT OF SERVICES OR OPERATIONS PERFORMED
                   AT SITES OWNED/OPERATED BY TRANSCOASTAL COMPANIES

RATES:    POLLUTION/PROFESSIONAL:       FLAT

ESTIMATED RECEIPTS:      $1,000,000

PREMIUM:  POLLUTION/PROFESSIONAL:       $ 7,500.00  (FLAT, NO MINIMUM EARNED)
                                        $   375.00  (TAX)
                                        ----------
                                        $ 7,875.00  (TOTAL)


SUBJECT TO:    COMPLETED & SIGNED APPLICATION

AVAILABLE:     SUPPLEMENTAL REPORTING PERIOD, ADDITIONAL CHARGE TO BE
                      NEGOTIATED.


SECURITY:      STEADFAST INSURANCE COMPANY        10/14/98
                  (ZURICH-AMERICAN INSURANCE GROUP)

                       TRANSCOASTAL MARINE SERVICES, INC.
                         WORKERS' COMPENSATION COVERAGE
                         (ALL ENTITIES EXCEPT RED FOX)


COVERAGE A - WORKERS' COMPENSATION: Provides coverage for the statutory obligation of an employer to provide benefits for employees as required by the applicable state law or USL&H Act.

COVERAGE B - EMPLOYERS LIABILITY: Protects the insured against liability imposed by law for injury to employees in the course of employment that is not compensable under the Worker's Compensation section.
     EMPLOYERS LIABILITY LIMIT OF LIABILITY :  $1,000,000
                                               ----------
     MARITIME EMPLOYERS LIABILITY:  $1,000,000
                                    ----------

-------------------------------------------------------------------------------

DEDUCTIBLE AND RATE OPTIONS - APPLICABLE TO STATE ACT, USL&H, & JONES ACT:
(RATES APPLY PER $100 OF PAYROLL)

                                                            97/98 LOSSES
     DEDUCTIBLE     RATE      PAYROLL           PREMIUM     W/IN DEDUCT.
     ----------     ----      -------           -------     ------------

     $ 25,000       2.1813    $30,000,000       $654,390    $236,339
     $ 50,000       1.8746    $30,000,000       $562,380    $344,839
     $100,000       1.597     $30,000,000       $479,100    $441,574
     $150,000       1.5007    $30,000,000       $450,210    $451,374
     $250,000       1.3997    $30,000,000       $419,910    $451,374

OPTION:   $25,000 DEDUCTIBLE ANY ONE ACCIDENT, WITH $475,000 AGGREGATE
               STOP LOSS (ADJUSTED AT 1.58% OF W.C. PAYROLL)
          RATE:  2.35% OF PAYROLL = $705,029 PREMIUM

EXCROW REQUIRED FOR CLAIMS PAYMENTS IS EQUIVALENT OF THREE DEDUCTIBLES. LETTER OF CREDIT REQUIRED CAN BE NEGOTIATED - BOTTOM END IS $100,000,
     MAXIMUM OF $500,000.

ADDITIONAL COVERAGES:
--------------------
BLANKET WAIVER OF SUBROGATION
BLANKET ALTERNATE EMPLOYER/BORROWED SERVANT
60-DAY NOTICE OF CANCELATION
USL&H, GULF OF MEXICO AND OUTER CONTINENTAL SHELF ACT ENDORSEMENTS PAYROLL REPORTED FOR STATES OF LA, TX, CA, AL, MS
OTHER STATES ENDORSEMENT
COVERAGE FOR DOMESTIC EMPLOYEES WORKING TEMPORARILY ABROAD
VOLUNTARY COMPENSATION, FOREIGN VOLUNTARY COMPENSATION
JONES ACT, INCLUDING: IN REM, TWM&C. DEATH ON THE HIGH SEAS
NO EXCLUSION FOR PUNITIVE DAMAGES
NO EXCLUSION FOR OCCUPATIONAL DISEASE
STOP-GAP EMPLOYERS LIABILITY


SECURITY:  ZURICH INSURANCE COMPANY, J.S. BRANCH          10/23/98
           ZURICH-AMERICAN INSURANCE GROUP (BEST RATING A+:XIV)

                       TRANSCOASTAL MARINE SERVICES, INC.
                         WORKERS' COMPENSATION COVERAGE
                      THE RED FOX COMPANIES OF NEW IBERIA

COVERAGE A - WORKERS' COMPENSATION: Provides coverage for the statutory obligation of an employer to provide benefits for employees as required by the applicable state law or USL&H Act.

COVERAGE B - EMPLOYERS LIABILITY: Protects the insured against liability imposed by law for injury to employees in the course of employment that is not compensable under the Worker's Compensation section.
     EMPLOYERS LIABILITY LIMIT OF LIABILITY: $1,000,000

     MARITIME EMPLOYERS LIABILITY: $25,000

--------------------------------------------------------------------------------

DEDUCTIBLE:    NIL - FIRST DOLLAR

PREMIUM DEVELOPMENT:

CLASSIFICATION           CODE      PAYROLL        RATE      PREMIUM
--------------------------------------------------------------------
IRON WORKS               3040      $5,506,000     4.3814    $241,240
SHIPREPAIR/CONVERSION    6872F     $4,848,000     6.7314     326,338
SALESPERSONS             8742      $  247,000      .4403       1,088
CLERICAL                 8810      $1,270,000      .2125       2,699

INCREASED EMPLOYERS LIABILITY LIMITS                 2.8%     15,998
MARITIME MINIMUM PREMIUM                                       4,000
EXPENSE CONSTANT                                                 150
                                                            --------
TOTAL ESTIMATED ANNUAL PREMIUM                              $591,513
DEPOSIT PREMIUM:                                            $ 30,000
LESS CURRENT DEPOSIT:                                      -$ 20,000
ADDITIONAL DEPOSIT DUE:                                     $ 10,000

ADDITIONAL COVERAGES:

BLANKET WAIVER OF SUBROGATION
BLANKET ALTERNATE EMPLOYER
30-DAY NOTICE OF CANCELLATION
USL&H, GULF OF MEXICO AND OUTER CONTINENTAL SHELF ACT ENDORSEMENTS LIMITED OTHER STATES ENDORSEMENT
COVERAGE FOR DOMESTIC EMPLOYEES WORKING TEMPORARILY ABROAD
JONES ACT, INCLUDING:    IN REM, TWM&C, DEATH ON THE HIGH SEAS
NO EXCLUSION FOR OCCUPATIONAL DISEASE
CANNOT PROVIDE VOLUNTARY COMPENSATION & STOP GAP ENDORSEMENTS


SECURITY:      LOUISIANA WORKERS' COMPENSATION CORP. (B++:VIII)         10/8/98

                                 SCHEDULE 7.23

                              HEDGING TRANSACTIONS



NONE

                                 SCHEDULE 7.25
                            MATERIAL DEBT AGREEMENTS



The Borrowers and their Subsidiaries have the following material Debt
Agreements:

-----------------------------------------------------------------------------------
          LENDER                                     COLLATERAL/LIEN
-----------------------------------------------------------------------------------
1.   MR. & MRS. MARCUS DICKSON                      3 1/2 acres of land @
     MORTGAGE-Dickson GMP                           4001 Woodland Highway
     $313,786 OUTSTANDING AT 11-30-98                  New Orleans, LA

2.   TRANSAMERICA INSURANCE FINANCE-                      Unsecured
     TransCoastal Marine Services, Inc.
     $2,042,730 OUTSTANDING AT 11-30-98

3.
     (Intentionally Deleted)



4.   ENRON CAPITAL & TRADE RESOURCES         Subordinated lien on all Equipment and
     CORP.-TransCoastal Marine Services,             Accounts Receivables
     Inc.
     $20,000,000 SUBORDINATED DEBT IN
     PLACE AT CLOSING

5.   HELLER FINANCIAL, INC.-TransCoastal      First lien on Certain Marine Vessels and
     Marine Services, Inc.                           other Non-marine Equipment
     $35,000,000 TERM LOAN IN PLACE AT
     CLOSING

6.   WOODSON FAMILY-Woodson Company                        Unsecured
     $1,091,907 OUTSTANDING AT 11-30-98

7.   NEW COURT FINANCIAL-Dickson GMP                        Forklift
     $73,513 OUTSTANDING AT 11-30-98

8.   NEW COURT FINANCIAL-DICKSON GMP                        Forklift
     $75,298 OUTSTANDING AT 11-30-98

9.   LCA FINANCIAL-DICKSON GMP                      990 CFM Air Compressor
     Dickson GMP $46,853 OUTSTANDING AT
     11-30-98
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                  SCHEDULE 9.2
                           DEBT AGREEMENTS AND LIENS



The Borrowers and their Subsidiaries have the following material Debt
Agreements:

-----------------------------------------------------------------------------------
          LENDER                                     COLLATERAL/LIEN
-----------------------------------------------------------------------------------
1.   MR. & MRS. MARCUS DICKSON                      3 1/2 acres of land @
     MORTGAGE-Dickson GMP                           4001 Woodland Highway
     $313,786 OUTSTANDING AT 11-30-98                  New Orleans, LA

2.   TRANSAMERICA INSURANCE FINANCE-                      Unsecured
     TransCoastal Marine Services, Inc.
     $2,042,730 OUTSTANDING AT 11-30-98

3.
     (Intentionally Deleted)


4.   ENRON CAPITAL & TRADE RESOURCES         Subordinated lien on all Equipment and
     CORP.-TransCoastal Marine Services,             Accounts Receivables
     Inc.
     $20,000,000 SUBORDINATED DEBT IN
     PLACE AT CLOSING

5.   HELLER FINANCIAL, INC.-TransCoastal     First lien on Certain Marine Vessels and
     Marine Services, Inc.                         other Non-marine Equipment
     $35,000,000 TERM LOAN IN PLACE AT
     CLOSING

6.   WOODSON FAMILY-Woodson Company                        Unsecured
     $1,091,907 OUTSTANDING AT 11-30-98

7.   NEW COURT FINANCIAL-Dickson GMP                        Forklift
     $73,513 OUTSTANDING AT 11-30-98

8.   NEW COURT FINANCIAL-DICKSON GMP                        Forklift
     $75,298 OUTSTANDING AT 11-30-98

9.   LCA FINANCIAL-DICKSON GMP                      990 CFM Air Compressor
     Dickson GMP $46,853 OUTSTANDING AT
     11-30-98
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------